UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☒                          Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Nielsen Holdings plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NIELSEN HOLDINGS PLC

PROXY STATEMENT

ANNUAL GENERAL MEETING OF SHAREHOLDERS

May 12, 2020 | 9:00 a.m. (Eastern Time)

Copyright © 2020 The Nielsen Company. All rights reserved.

NIELSEN OPERATING PRINCIPLES

TRUST & ACCOUNTABILITY

- Create clarity.
- Openly discuss challenges.
- Hold yourself & others accountable.
- Right wrongs quickly.
- Deliver transparent, useful and secure data.

ENGAGE, INCLUDE & DECIDE

- Drive engagement.
- Seek diversity in people & input.
- Make it safe to take risks/share ideas.
- Respect everyone & every role.
- Align, decide and act faster.

FEWER, FASTER, BOLDER

- Simplify everywhere.
- Choose what to stop doing.
- Focus on high potential opportunities.
- Pursue bigger and bolder outcomes.
- Move with speed and purpose.

Copyright © 2020 The Nielsen Company. All rights reserved.

(incorporated and registered in England and Wales with registered no. 09422989)

Registered Office:

Nielsen House

John Smith Drive

Oxford

Oxfordshire

OX4 2WB

United Kingdom

April 1, 2020

Dear Fellow Shareholders,

On behalf of the Board of Directors (the “Board”), I cordially invite you to attend the Annual General Meeting of Shareholders of Nielsen Holdings plc (the “Company” or “Nielsen”) to be held at 9:00 a.m. (Eastern Time) on Tuesday, May 12, 2020 (the “Annual Meeting”). The Annual Meeting will be held online at www.virtualshareholdermeeting.com/NLSN2020 or, to attend in person, please come to 75 Second Avenue #330 Needham, MA 02494.

2019 was a year of tremendous progress at Nielsen and I’m extremely proud of the way our teams executed. We delivered solid results and achieved or beat the goals we set out for 2019. Our results reflect increased financial discipline and operational progress as we focused on building a strong foundation for the future.

We aligned our technology and operations within each of our segments – Nielsen Global Media (“Global Media”) and Nielsen Global Connect (“Global Connect”) – driving greater end-to-end accountability, and we began shifting our culture to that of a product-driven technology organization. Specifically, we developed clear product road maps, prioritizing the products that our clients need most, and made progress on modernizing our architecture to enable greater velocity, innovation and scale. Our teams executed well and I am proud of the results we delivered, achieving or beating all key guidance metrics for 2019.

In November 2019, following an extensive strategic review, Nielsen’s Board of Directors concluded that a separation of Global Media and Global Connect is the best path to position each business for long-term success. As independent, publicly traded companies, Media and Connect will be able to better pursue their unique operational and strategic priorities in order to accelerate their respective transformations. This is a particularly exciting time in Nielsen’s history as we enter the next chapter for Media and Connect – each business has significant opportunity ahead.

In Media, we are the leading global, independent arbiter of truth and the established trading currency across the media landscape with a growing global footprint across a $600 billion advertising market. As the market continues to evolve, we have an opportunity to expand our role in the media ecosystem, enabling buyers and sellers of media to transact on the basis of One Media Truth globally. We are investing in a disciplined way in our digital transformation and global adoption of One Media Truth, which we expect will result in faster growth over time.

In Connect, we provide critical market share measurement and analytics to consumer packaged goods manufacturers and retailers. Connect is the only provider with a truly global footprint, supporting $7 trillion in global grocery spend across over 100 markets. We have been investing in key initiatives, such as the Nielsen Connect platform, expanding coverage and retailer collaborations, which have greatly improved our competitive position and performance. At the same time, we’re investing in back-end efficiencies and automation to drive productivity, speed and quality. Strong execution led to a year of steady progress in Connect. In February 2020, David Rawlinson joined Nielsen’s management to lead Global Connect and he’ll serve as CEO of Global Connect post-separation. Together, we’ll work towards a successful separation of our two strong, global franchises.

I am confident that we are on the right path to deliver enhanced value for our clients and for our shareholders.

2020 PROXY STATEMENT LTR

In accordance with the UK Companies Act 2006, the formal notice of the Annual Meeting is set out on the pages following the “Summary of Proxy Statement Information” and is also deemed to include the explanatory notes relating to each proposal.

Our proxy materials are first being distributed or made available to shareholders on or about April 1, 2020.

Thank you for your continued support.

Sincerely,

David Kenny

Chief Executive Officer and Chief Diversity Officer

2020 PROXY STATEMENT LTR2

LETTER FROM OUR CHAIRPERSON TO OUR SHAREHOLDERS

Dear Shareholders,

On behalf of the Nielsen Board, thank you for your investment in Nielsen. 2019 was an important year for Nielsen, marked by the Board’s conclusion of the strategic review and strong execution by management that enabled the Company to deliver on the expectations it set for 2019. Under David Kenny’s leadership, we’ve seen a strong track record of execution and increased financial and operating discipline to drive greater accountability.

Planned Separation of Nielsen Global Media and Nielsen Global Connect

In November 2019, Nielsen’s Board unanimously concluded that separating Nielsen’s two businesses – Nielsen Global Media and Nielsen Global Connect – into two independent, publicly traded companies is the best path forward to enhance strategic focus and long-term shareholder value. The separation announcement concluded the Board-led, expanded strategic review that commenced in September 2018, during which we explored a broad range of options. In conjunction with the separation announcement, the Board also reduced the quarterly dividend to $0.06 per share, effective December 2019, in order to strengthen the two prospective balance sheets ahead of the separation and provide flexibility to invest for growth.

As independent companies, both Global Media and Global Connect will have added flexibility and clearer paths forward towards a new phase of growth, productivity and industry leadership. Each business has the right strategy and a clear roadmap in place to improve revenue, profits and cash flow over time, and the Board is working closely with management to ensure that we deliver.

Leadership and the Board

In early 2020, we added three key senior leaders to our management team, David Rawlinson, Linda Zukauckas and Laurie Lovett, who will all play a critical role as we move towards separating into two companies. David Rawlinson will lead the Global Connect business and will serve as the Chief Executive Officer of Global Connect post-separation. A current Nielsen board member, he knows the business well and we have great confidence in his ability to further drive the turnaround of the Connect business. Linda joined as Chief Financial Officer of Nielsen and Laurie joined as Chief Human Resources Officer of Nielsen. Both Linda and Laurie will remain with Global Media post-separation. We’re very excited to have them on the team during this dynamic time.

We also took action to strengthen our Board with the recent addition of three new directors. As we move towards the separation, we will work on establishing a Board for Global Connect.

Shareholder Engagement and Outreach

Transparency, credibility and accountability are of paramount importance to the Board and the Company’s senior management team. We view constructive dialogue and regular communication with our shareholders as central to Nielsen’s success as it helps inform our strategic initiatives and corporate governance matters. In 2019, the Board and senior management collectively engaged with investors that represent nearly 50% of our shareholder base on a wide range of topics, including the strategic review, capital allocation, and our strategy and financial performance. We hope to continue this dialogue with you going forward.

I want to thank you again for your support and assure you that your Board will remain actively involved in overseeing the Company’s path to value creation through execution of our strategic growth initiatives and a successful separation of Global Media and Global Connect later this year.

James A. Attwood, Jr.

Chairperson, Board of Directors

2020 PROXY STATEMENT LTR3

This summary highlights certain information contained elsewhere in this proxy statement. You should read the complete proxy statement and annexes before voting.

2019 PERFORMANCE HIGHLIGHTS

We are dedicated to driving shareholder value by posting solid operating performance. The Company’s long-term business performance and progress against strategic initiatives form the context in which pay decisions are made. In 2019, we delivered solid results, achieving or beating the goals we set out for 2019, which reflected increased financial discipline and operational progress.

During 2019:

•	We aligned our technology and operations within each segment, which drove greater end-to-end accountability and visibility.

•	We began shifting our culture to that of a product-driven technology organization, developing clear product road maps that prioritize the products that our clients need most.

•

We made good progress toward modernizing our architecture and retiring legacy infrastructure as Global Media and Global Connect each execute on their vision of operating on single global platforms. This included moving our core national television audience measurement processing to a modern cloud-based infrastructure working alongside Amazon Web Services.

•

In Nielsen Global Media, we took actions to expand our essential role in the media ecosystem, with the goal of providing One Media Truth across audiences and outcomes on a global basis. We saw strong growth across both National TV and digital measurement, and made progress towards being the digital currency as audiences continue to shift to platforms such as streaming. We completed the transformation of Local TV measurement and saw good client renewals. We leveraged our investments in Gracenote and Sorenson Media to develop a platform for addressable linear television, and launched a beta test in early 2020.

•

In Nielsen Global Connect, we continued to execute on our transformation and strengthen our leadership position in the global CPG and retailer ecosystem. We returned to growth for the full year 2019 for the first time in two years and expanded our margins. We accelerated the deployment of the Nielsen Connect platform and went live with key clients. We expanded coverage across fast growing channels such as ecommerce and specialty and saw good traction in retailer collaboration programs. We also made significant progress automating operations across three pillars: field selection, consolidation into super hubs and platform convergence.

•	We concluded our strategic review, announced the plan to separate Nielsen Global Media and Nielsen Global Connect and began workstreams to support the planned separation.

Further information about our 2019 performance can be found on pages 32-35.

COMPENSATION HIGHLIGHTS

•	Our executive compensation program is designed to incentivize and reward our leadership team for delivering sustained financial performance and long-term shareholder value.

2020 PROXY STATEMENT SUMM1

SUMMARY OF PROXY STATEMENT INFORMATION

•

A significant portion of named executive officer (“NEO”) compensation is at risk, dependent on the achievement of challenging annual and long-term performance goals and/or the performance of our share price.

•	Nielsen’s executive compensation philosophy includes a stated emphasis on variable, at-risk compensation. Nielsen’s performance in 2019 was reflected in the following pay outcomes:

➤	Nielsen’s Annual Incentive Plan financial performance for 2019 exceeded targets;

➤	Payouts to NEOs and other participants in Nielsen’s performance restricted share unit (“PRSU”) award program for the 2017 – 2019 cycle that matured on December 31, 2019 were zero; and

➤	Mr. Kenny’s target compensation stayed the same from March 2018 to March 2019.

•	Looking to 2020, the annual and long-term incentive programs were revised in anticipation of the separation of Nielsen Global Media and Nielsen Global Connect.

Further information about our compensation can be found on pages 30-69.

COMPLETION OF STRATEGIC REVIEW AND PLAN TO SPIN-OFF NIELSEN’S GLOBAL CONNECT BUSINESS

In November, we announced the completion of our comprehensive strategic review and our plan to spin-off the Company’s Global Connect business, creating two independent, publicly traded companies – the Global Media business and the Global Connect business. The strategic review was spearheaded by Mr. Attwood, who served as Executive Chairman of Nielsen’s Board during this time.

Further information on the proposed spin-off, which will be subject to shareholder approval at a separately convened shareholder meeting later this year, will be sent to shareholders in due course.

2020 PROXY STATEMENT SUMM2

SUMMARY OF PROXY STATEMENT INFORMATION

BOARD HIGHLIGHTS

Following the election and re-election of the Board nominees at our Annual Meeting, the Board will have the following characteristics:

BOARD EXPERTISE AND SKILLS

Our directors are keenly focused on building a board that supports Nielsen’s strategic goals and evolving business priorities. In that regard, in addition to the areas of experience set forth below, the qualities that are of paramount importance for our director nominees include: a proven record of success and business judgment, innovative and strategic thinking, a commitment to corporate responsibility, appreciation of multiple cultures and perspectives, and adequate time to devote to their responsibilities.

CEO/Executive Experience	Business and Operating Experience	Media, Marketing Experience and Current Consumer Knowledge	Innovation, Technology and Digital Experience	Global and Emerging Markets Experience

Consumer Goods and Retail Experience	Audit and Risk Oversight Experience and Financial Literacy	Research, Analytics, Artificial Intelligence and Data Science Experience	Financial, M&A and Private Equity Investment Experience	Public Company Board and Governance Experience

2020 PROXY STATEMENT SUMM3

SUMMARY OF PROXY STATEMENT INFORMATION

GOVERNANCE HIGHLIGHTS

Director Independence • 10 out of 12 of our director nominees are independent • All Board committees are fully independent

Board Accountability

•  All directors are elected annually

•  Annual board and committee self-assessments (conducted by an outside, independent advisor in 2019)

•  Shareholders representing at least 5% of our share capital have the right to call special meetings, remove and appoint directors

•  Simple majority vote standard for uncontested director elections

Board Leadership • Independent Chairperson	Board Refreshment • Ongoing Board succession planning • Average tenure of director nominees is 5 years • 3 new independent directors elected since 2019

Board Oversight

•  Ongoing focus on strategic matters, including through standalone strategy sessions

•  Active leadership of the Company’s strategic review

•  Robust oversight of risk management

•  Active engagement in talent management, leadership development and CEO succession planning

•  Regular executive sessions without management present

Director Engagement

•  Board held 15 meetings in 2019 with all directors attending at least 80% of Board meetings

•  Committees held 22 meetings in 2019 with all directors attending 100% of applicable meetings

•  Governance guidelines restrict the number of other board memberships

•  In connection with the nomination process, directors’ other responsibilities/obligations considered

Share Ownership

•  Five times their annual cash fees (with a transition period for new directors)

•  Directors and employees may not hedge or pledge their common stock

•  All equity currently granted as director compensation must be held for the director’s entire tenure on the Board

Director Access

•  Board and Board Chairperson actively engage with shareholders and solicit different shareholder viewpoints

•  Directors may contact any employee directly and receive access to any aspect of the business or activities undertaken or proposed by management

•  Board and its committees may engage independent advisors in their sole discretion

•  Shareholders may contact any of the committee chairpersons and the independent directors as a group

2020 PROXY STATEMENT SUMM4

SUMMARY OF PROXY STATEMENT INFORMATION

NOMINEES FOR BOARD OF DIRECTORS

James A. Attwood, Jr.	Thomas H. Castro	Guerrino De Luca	Karen M. Hoguet
Age: 61 Director since: 2006	Age: 65 Director since: 2020	Age: 67 Director since: 2017	Age: 63 Director since: 2010
Managing Director, The Carlyle Group Board Chairperson Committees: Nomination and Corporate Governance (Chairperson)	President and Chief Executive Officer of El Dorado Capital Committees: Nomination and Corporate Governance	Chairman of the Board and Former Chief Executive Officer of Logitech International S.A. Committees: Audit	Former Chief Financial Officer of Macy’s, Inc. Committees: Audit (Chairperson)
David Kenny	Harish Manwani	Janice Marinelli Mazza	Robert C. Pozen
Age: 58 Director since: 2018	Age: 66 Director since: 2015	Age: 62 Director since: 2020	Age: 73 Director since: 2010
Chief Executive Officer, Nielsen Holdings plc Committees: None	Senior Operating Partner/ Global Executive Advisor of The Blackstone Group Committees: Compensation (Chairperson)	Former President Global Content Sales and Distribution, Direct-to-Consumer and International of The Walt Disney Company Committees: Compensation	Senior Lecturer at MIT Committees: Audit
David Rawlinson	Nancy Tellem	Javier G. Teruel	Lauren Zalaznick
Age: 44 Director since: 2017	Age: 67 Director since: 2019	Age: 69 Director since: 2010	Age: 57 Director since: 2016
Chief Executive Officer, Nielsen Global Connect, Nielsen Holdings plc Committees: None	Executive Chairman and Chief Media Officer of JBF Interlude 2009 Ltd. (“Eko”) Committees: Compensation	Partner of Spectron Desarrollo, SC Committees: Audit	Former Executive Vice President of NBCUniversal Media, LLC Committees: Compensation; Nomination and Corporate Governance

2020 PROXY STATEMENT SUMM5

NIELSEN HOLDINGS PLC

NOTICE OF THE 2020 ANNUAL MEETING

WHEN: May 12, 2020 at 9:00 a.m. (Eastern Time)

WHERE: Online via live webcast at www.virtualshareholdermeeting.com/NLSN2020 or in person at 75 Second Avenue #330, Needham, MA 02494.

Check-in both online and in person will begin at 8:30 a.m. (Eastern Time), and you should allow ample time for check-in procedures. Whether you attend the meeting online or in person, you will be able to ask questions and vote during the meeting.

RECORD DATE: March 20, 2020

ITEMS OF BUSINESS:

At the Annual Meeting, you will be asked to consider and vote on the resolutions set forth under Proposals 1 to 9 in the “Proposals to be Voted Upon” section below as well as such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Explanations of the proposed resolutions together with the relevant information for each resolution are given on pages 1 to 74 and Annexes A, B, C, D, E and F of this proxy statement.

The Company’s UK annual reports and accounts for the year ended December 31, 2019, which consist of the UK statutory accounts, the UK statutory directors’ report, the UK statutory directors’ compensation report, the UK statutory strategic report and the UK statutory auditor’s report (the “UK Annual Report and Accounts”), has been made available to shareholders. There will be an opportunity at the Annual Meeting for shareholders to ask questions or make comments on the UK Annual Report and Accounts and the other proxy materials.

For additional information about our Annual Meeting, shareholders’ rights, proxy voting and access to proxy materials, see the “General Information and Frequently Asked Questions About the Annual Meeting” section on pages 83 to 88 of this proxy statement.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. You may vote your shares by proxy on the Internet, by telephone or by completing, signing and promptly returning the proxy card (if you received one) prior to the meeting or by attending the Annual Meeting and voting online or in person.

COVID-19:

The Annual Meeting is an important event in the Company’s corporate calendar and provides an opportunity to engage with shareholders and for shareholders to pass the necessary resolutions for the conduct of the business and affairs of the Company. In light of the evolving coronavirus (COVID-19) pandemic and public health concerns, the Board is closely monitoring how matters develop over the coming weeks. Although we are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state and local governments may impose, we are not permitted to hold a virtual-only annual meeting of shareholders under current UK law. If public health developments warrant, we may need to change the location or format of the Annual Meeting. Any such change will be announced as promptly as practicable.

The health and well being of our colleagues, shareholders and the communities in which we operate is a priority for us. However, we are also committed to ensuring that shareholders can exercise their right to vote and ask questions at the upcoming Annual Meeting. In particular, your attention is drawn to the proxy voting methods set

2020 PROXY STATEMENT NOT1

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

out on page NOT3-NOT4 and the ability to vote by internet, telephone or mail and to ask questions online during the Annual Meeting, which ensure that shareholders can participate in the Annual Meeting remotely instead of attending in person.

Due to the potential risks of aiding the spread of coronavirus (COVID-19) by gathering at the Annual Meeting, restrictions on travel and on how the meeting itself is held and conducted, we believe that the safest way to ensure all shareholders can exercise their rights at the Annual Meeting is by participating online rather than in person and by voting your shares in advance by returning the proxy card (if you received one) prior to the meeting. You are encouraged to return your proxy card as early as possible,

PROPOSALS TO BE VOTED UPON1

The Board considers that all the proposals to be put to the Annual Meeting are in the best interest of the Company and its shareholders as a whole.

Proposal		Board Recommendation

Proposal No. 1	Election of Directors[2]	for each nominee

Proposal No. 2	Ratification of Independent Registered Public Accounting Firm

Proposal No. 3	Reappointment of UK Statutory Auditor

Proposal No. 4	Authorization of the Audit Committee to Determine UK Statutory Auditor Compensation

Proposal No. 5	Non-Binding, Advisory Vote on Executive Compensation

Proposal No. 6	Non-Binding, Advisory Vote on Directors’ Compensation Report

Proposal No. 7	Authorization of the Board of Directors to Allot Equity Securities

Proposal No. 8	Approval of the Board of Directors to Allot Equity Securities without Rights of Pre-emption

Proposal No. 9	Approval of Forms of Share Repurchase Contracts and Repurchase Counterparties

[1]	Resolutions Nos. 1 to 7 will be proposed as ordinary resolutions and resolutions Nos. 8 and 9 will be proposed as special resolutions.

[2]	A separate resolution will be proposed for each director.

Notes:

1.

In accordance with the Company’s articles of association, all resolutions will be taken on a poll. Voting on a poll means that each share represented in person or by proxy will be counted in the vote. Resolutions Nos. 1 to 7 will be proposed as ordinary resolutions, which under applicable law means that each resolution must be passed by a simple majority of the total voting rights of shareholders who vote on such resolution, whether in person or by proxy. Resolutions Nos. 8 and 9 will be proposed as special resolutions, which under applicable law means that the affirmative vote of at least 75 percent of the votes cast at the Annual Meeting is required to approve each proposal. Explanatory notes regarding each of the proposals (and related resolutions) are set out in the relevant sections of the accompanying proxy materials relating to such proposals.

2.

The results of the polls taken on the resolutions at the Annual Meeting and any other information required by the UK Companies Act 2006 will be made available on the Company’s website as soon as reasonably practicable following the Annual Meeting and for a period of two years thereafter.

3.

To be entitled to attend and vote at the Annual Meeting and any adjournment or postponement thereof, shareholders must be registered in the Register of Members of the Company at the close of business in New York on March 20, 2020 (the “Record Date”). Changes to the Register of Members after the relevant deadline shall be disregarded in determining the rights of any person to attend and vote at the meeting. If you hold shares through a broker, bank or other nominee, you can attend the Annual Meeting and vote by following the instructions you receive from your bank, broker or other nominee.

4.

Shareholders are entitled to appoint a proxy to exercise all or any of their rights to attend and to speak and vote on their behalf at the Annual Meeting. A shareholder may appoint more than one proxy in relation to the Annual Meeting provided that each proxy is appointed to exercise the rights attached to a different share or shares held by that shareholder. A corporate shareholder may appoint one or more corporate representatives to attend and to speak and vote on its behalf at the Annual Meeting. A proxy need not be a shareholder of the Company.

2020 PROXY STATEMENT NOT2

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

5.

If you are a shareholder of record or hold shares through a broker, bank or other nominee and are voting by proxy through the Internet or by telephone, your vote must be received by 11:59 p.m. (Eastern Time) on May 11, 2020 to be counted. If you are a shareholder of record or hold shares through a broker, bank or other nominee and are voting by mail, your vote must be received by 9:00 a.m. (Eastern Time) on May 8, 2020 to be counted. A shareholder who has returned a proxy instruction is not prevented from attending the Annual Meeting either online or in person and voting if he/she wishes to do so, but please note that only your vote last cast will count. If you hold shares through Nielsen’s 401(k) plan, the plan trustee, Fidelity Management Trust Company, will vote according to the instructions received from you provided that your instructions are received by 11:59 p.m. (Eastern Time) on May 7, 2020. Your instructions cannot be changed or revoked after that time, and the shares you hold through the 401(k) plan cannot be voted online at the Annual Meeting.

6.

Unless you hold shares through Nielsen’s 401(k) plan, you may revoke a previously delivered proxy at any time prior to the Annual Meeting. You may vote online if you attend the Annual Meeting online, or in person if you attend the physical meeting, thereby cancelling any previous proxy.

7.

Shareholders meeting the threshold requirements set out in the UK Companies Act 2006 have the right to require the Company to publish on the Company’s website a statement setting out any matter relating to: (i) the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be presented before the Annual Meeting; or (ii) any circumstance connected with the auditor of the Company ceasing to hold office since the previous annual general meeting at which annual accounts and reports were presented in accordance with the UK Companies Act 2006. The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with the UK Companies Act 2006. When the Company is required to place a statement on a website under the UK Companies Act 2006, it must forward the statement to the Company’s auditor not later than the time when it makes the statement available on its website. The business which may be dealt with at the Annual Meeting includes any statement that the Company has been required under the UK Companies Act 2006 to publish on a website.

8.

Pursuant to the Securities and Exchange Commission (“SEC”) rules, the Company’s proxy statement (including this Notice of Annual General Meeting of Shareholders), the Company’s US annual report for the year ended December 31, 2019 (including the Annual Report on Form 10-K for the year ended December 31, 2019), the Company’s UK Annual Report and Accounts and related information prepared in connection with the Annual Meeting are, or will be, available at: www.proxyvote.com and www.nielsen.com/investors. You will need the 16-digit control number included on your Notice or proxy card in order to access the proxy materials on www.proxyvote.com. These proxy materials will be available free of charge.

9.

You may not use any electronic address provided in this Notice of Annual General Meeting of Shareholders or any related documentation to communicate with the Company for any purposes other than as expressly stated.

PROXY VOTING METHODS

Shareholders holding shares of Nielsen on the Record Date may vote their shares by proxy through the Internet, by telephone or by mail or by attending the Annual Meeting online or in person. For shares held through a bank, broker or other nominee, shareholders may vote by submitting voting instructions to the bank, broker or other nominee. To reduce our administrative and postage costs, we ask that shareholders vote through the Internet or by telephone, both of which are available 24 hours a day, seven days a week. Shareholders may revoke their proxies at the times and in the manners described in the “Notes” section of this Notice of Annual General Meeting of Shareholders and the “General Information and Frequently Asked Questions About the Annual Meeting” section on pages 83-88 of this proxy statement.

If you are a shareholder of record or hold shares through a broker, bank or other nominee and are voting by proxy through the Internet or by telephone, your vote must be received by 11:59 p.m. (Eastern Time) on May 11, 2020 to be counted. If you are a shareholder of record or hold shares through a broker, bank or other nominee and are voting by mail, your vote must be received by 9:00 a.m. (Eastern Time) on May 8, 2020 to be counted.

2020 PROXY STATEMENT NOT3

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

If you hold shares through Nielsen’s 401(k) plan, the plan trustee, Fidelity Management Trust Company, will vote according to the instructions received from you provided that your instructions are received by 11:59 p.m. (Eastern Time) on May 7, 2020. Your instructions cannot be changed or revoked after that time, and the shares you hold through the 401(k) plan cannot be voted at the Annual Meeting.

TO VOTE BY PROXY:

BY INTERNET	BY TELEPHONE	BY MAIL

•  Go to the website www.proxyvote.com 24 hours a day, seven days a week (before the meeting) or www.virtualshareholdermeeting
.com/NLSN2020 (during the meeting) and follow the instructions.

•  You will need the 16-digit control number included on your Notice or proxy card in order to vote online.

•  From a touch-tone phone, dial
1-800-690-6903 and follow the recorded instructions, 24 hours a day, seven days a week.

•  You will need the 16-digit control number included on your Notice or proxy card in order to vote by telephone.

•  Mark your selections on your proxy card (if you received one).

•  Date and sign your name exactly as it appears on your proxy card.

•  Mail the proxy card in the postage-paid envelope that is provided to you.

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2020 ANNUAL MEETING

This proxy statement, our annual report for the year ended December 31, 2019 (the Annual Report on Form 10-K for the year ended December 31, 2019), our UK Annual Report and Accounts for the year ended December 31, 2019, which consists of the UK statutory accounts, the UK statutory directors’ report, the UK statutory directors’ compensation report, the UK statutory strategic report and the UK statutory auditor’s report and related information prepared in connection with the Annual Meeting are or will be available at www.proxyvote.com and www.nielsen.com/investors. You will need the 16-digit control number included on your Notice or proxy card in order to access the proxy materials on www.proxyvote.com. In addition, if you have not received a copy of our proxy materials and would like one, you may download an electronic copy of our proxy materials or request a paper copy at www.proxyvote.com, or by telephone at 1-800-579-1639 or by email to sendmaterial@proxyvote.com. If requesting materials by email, please send a blank email with the 16-digit control number included on your Notice. You will also have the opportunity to request paper or email copies of our proxy materials for all future shareholder meetings.

April 1, 2020

By Order of the Board of Directors,

Emily Epstein

Company Secretary

Registered Office: Nielsen House, John Smith Drive, Oxford, OX4 2WB, United Kingdom

Registered in England and Wales No. 09422989

2020 PROXY STATEMENT NOT4

1	Proposal No. 1 Election of Directors

1	Ongoing Board Succession Planning

2	Director Nomination Process

4	Nominees for Election to the Board of Directors

10	The Board of Directors and Certain Governance Matters

10	Director Independence and Independence Determinations

11	Leadership Structure

11	Board Committees and Meetings

12	Committee Membership and Responsibilities

14	Board and Committee Evaluations

14	Our Board’s Commitment to Shareholder Engagement

16	Communications with Directors

16	Global Responsibility and Sustainability

18	Director Education

19	Risk Oversight

20	Executive Succession Planning

20	Executive Sessions

20	Committee Charters and Corporate Governance Guidelines

21	Code of Conduct and Procedures for Reporting Concerns about Misconduct

22	Executive Officers of the Company

24	Proposal No. 2 Ratification of Independent Registered Public Accounting Firm

24	Audit and Non-Audit Fees

25	Audit Committee Pre-Approval Policies and Procedures

25	Audit Committee Report

27	Proposal No. 3 Reappointment of UK Statutory Auditor

28	Proposal No. 4 Authorization of the Audit Committee to Determine UK Statutory Auditor Compensation

29	Proposal No. 5 Non-Binding, Advisory Vote on Executive Compensation

30	Executive Compensation

31	Compensation Discussion and Analysis

55	Compensation Committee Report

56	Tables and Narrative Disclosure

70	Proposal No. 6 Non-Binding, Advisory Vote on Directors’ Compensation Report

71	Proposal No. 7 Authorization of the Board of Directors to Allot Equity Securities

72	Proposal No. 8 Authorization of the Board of Directors to Allot Equity Securities Without Rights of Pre-Emption

73	Proposal No. 9 Approval of Forms of Share Repurchase Contracts and Repurchase Counterparties

75	Equity Compensation Plan Information

76	Director Compensation

76	Director Compensation for the 2019 Fiscal Year

78	Ownership of Securities

80	Certain Relationships and Related Party Transactions

81	Shareholder Proposals for the 2021 Annual General Meeting of Shareholders

81	Householding of Proxy Materials

81	Annual Reports and Proxy Materials

82	Form 10-K

82	Other Business

83	General Information and Frequently Asked Questions About the Annual Meeting

88	Company Information and Mailing Address

A-1	Annex A – Directors’ Compensation Report

B-1	Annex B – Directors’ Compensation Policy

C-1	Annex C – Information Regarding Non-GAAP Financial Measures

D-1	Annex D – Rule IOB-18 Repurchase Contract

E-1	Annex E – Rule IOB5-1 Repurchase Plan

F-1	Annex F – Approved Counterparties

This Proxy Statement of Nielsen Holdings plc includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements include those regarding our plan to spin-off Nielsen Global Connect as well as those that may be identified by words such as “will” “intend,” “expect,” “anticipate,” “should,” “could” and similar expressions. These statements are subject to risks and uncertainties, and actual results and events could differ materially from what presently is expected. Factors leading thereto may include, without limitation, the expected benefits and costs of the spin-off transaction, the expected timing of completion of the spin-off transaction, the ability of Nielsen to complete the spin-off transaction, business disruptions, including health epidemics or pandemics, such as the novel coronavirus (COVID-19), general economic conditions, conditions in the markets Nielsen is engaged in, behavior of customers, suppliers and competitors, technological developments, as well as legal and regulatory rules affecting Nielsen’s business and other specific risk factors that are outlined in our disclosure filings and materials, which you can find on http://www.nielsen.com/investors, such as our 10-K, 10-Q and 8-K reports that have been filed with the Securities and Exchange Commission. Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date they are made, and we assume no obligation to update any forward-looking statement as a result of new information, future events or other factors, except as required by law.

2020 PROXY STATEMENT TOC

Acting upon the recommendation of its Nomination and Corporate Governance Committee, our Board has nominated the persons identified herein for election or re-election as directors. Directors will hold office until the end of the next annual general meeting of shareholders and the election and qualification of their successors or until their earlier resignation, removal, disqualification or death.

It is intended that the proxies delivered pursuant to this solicitation will be voted in favor of the election or re-election of these nominees, except in cases of proxies bearing contrary instructions. In the event that these nominees should become unavailable for election or re-election due to any presently unforeseen reason, the persons named in the proxy will have the right to use their discretion to vote for a substitute.

ONGOING BOARD SUCCESSION PLANNING

Our Nomination and Corporate Governance Committee seeks to ensure that our Board as a whole possesses the objectivity and the mix of skills and experiences to provide effective oversight and guidance to management to execute on the Company’s long-term strategy. The Nomination and Corporate Governance Committee assesses potential candidates based on their history of achievement, the breadth of their experiences, whether they bring specific skills or expertise in areas that the Nomination and Corporate Governance Committee has identified, and whether they possess personal attributes that will contribute to the effective functioning of the Board.

Ongoing Board refreshment provides fresh perspectives while leveraging the institutional knowledge and historical perspective of our longer-tenured directors. The Nomination and Corporate Governance Committee also considers succession planning for roles such as Board and committee chairpersons for purposes of continuity and to maintain relevant expertise and depth of experience.

2020 PROXY STATEMENT 1

ELECTION OF DIRECTORS

DIRECTOR NOMINATION PROCESS

Our Nomination and Corporate Governance Committee uses the following process to identify and add new directors to the Board:

Our Nomination and Corporate Governance Committee engaged a third-party independent search firm in July 2019 to help identify, evaluate and conduct due diligence on potential director candidates. Using an independent search firm helps the Nomination and Corporate Governance Committee ensure that it is conducting a broad search and helps it to consider a diverse slate of candidates with the qualifications and expertise that are needed to provide effective oversight of management and assist in long-term value creation. The firm identifies candidates who meet the criteria of our search, provides requested background and other relevant information regarding candidates, and coordinates arrangements for interview as necessary. Mses. Marinelli Mazza and Tellem and Mr. Castro were identified by the third-party independent search firm engaged by the Nomination and Corporate Governance Committee.

After considering the many skills and attributes each of Mses. Marinelli Mazza and Tellem and Mr. Castro would bring to the Board, including their professional backgrounds, extensive experience in media, and their diverse perspectives, our Nomination and Corporate Governance Committee recommended Mses. Marinelli Mazza and Tellem and Mr. Castro be nominated for election to our Board.

2020 PROXY STATEMENT 2

ELECTION OF DIRECTORS

Diversity Policy

The charter of our Nomination and Corporate Governance Committee requires the Nomination and Corporate Governance Committee to consider all factors it deems appropriate, which may include age, gender, nationality and ethnic and racial background in nominating directors and to review and make recommendations, as the Nomination and Corporate Governance Committee deems appropriate, regarding the composition and size of the Board to ensure the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds. Over time, the Nomination and Corporate Governance Committee and the Board as a whole will assess the effectiveness of this policy and determine, how, if at all, our implementation of the policy, or the policy itself, should be changed.

Nomination Process

In considering whether to recommend nomination or re-nomination of each of our directors for election at the Annual Meeting, our Nomination and Corporate Governance Committee reviews the experience, qualifications, attributes and skills of our current directors to determine the extent to which those qualities continue to enable our Board to satisfy its oversight responsibilities effectively in light of our evolving business. In determining to nominate or re-nominate the directors named herein for election at the Annual Meeting, the Nomination and Corporate Governance Committee has focused on our current directors’ valuable contributions in recent years, the criteria set forth in “Board Expertise and Skills” in the “Summary of Proxy Statement Information” and the information discussed in the biographies set forth below under “Nominees for Election to the Board of Directors.” In addition, the Nomination and Corporate Governance Committee considered each director’s additional responsibilities and affiliations and the extent to which they could continue to contribute to the success of our Board.

In accordance with our articles of association, shareholders may request that director nominees submitted by such shareholders be included in the agenda of our Annual Meeting through the process described under “Shareholder Proposals for the 2021 Annual General Meeting of Shareholders.” The Nomination and Corporate Governance Committee considers shareholder recommendations for director candidates and evaluates such candidates with the same standards as it does for other Board candidates. The Nomination and Corporate Governance Committee will advise the Board whether to recommend shareholders to vote for or against such shareholder nominated candidates.

Pursuant to the UK Companies Act 2006, shareholders representing at least 5% of our issued share capital have the right to require the Company to convene a special meeting and give notice to all shareholders of a resolution(s) to be voted on at such special meeting. Shareholders which meet the 5% threshold are not also subject to requirements as to ownership duration. Resolutions proposed by shareholders meeting the 5% threshold and which relate to the appointment of directors are not subject to a cap on the number of directors that can be proposed.

As Nielsen is a public limited company incorporated under the UK Companies Act 2006, its shareholders are not able to act by written consent and any resolutions proposed by shareholders must be voted on at a general meeting.

2020 PROXY STATEMENT 3

ELECTION OF DIRECTORS

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

The following information describes the names, ages as of March 31, 2020, and biographical information of each nominee. Beneficial ownership of equity securities of the nominees is shown under “Ownership of Securities.”

James A. Attwood, Jr.		Director since 2006	Age 61

Board Chairperson Nielsen Committees: Nomination and Corporate Governance (Chairperson)	Other public company directorships:
	• Current: Syniverse Holdings, Inc. CoreSite Realty Corporation	• Past 5 years: Getty Images, Inc.

Key Experience and Qualifications

•   Financial expertise (mathematics and statistics)

•   Media/telecommunications/technology expertise and deep management experience at The Carlyle Group

•   Public company board experience

•   Private equity investment expertise in the media industry

Mr. Attwood has served on Nielsen’s Board since 2006 and has served as Chairperson of the Board since November 2019. From July 2018 to November 2019, Mr. Attwood assumed the title of Executive Chairman of the Board on an interim basis to lead the Board’s search process to identify a new Chief Executive Officer as well as to oversee the Board’s strategic review. As Executive Chairman, Mr. Attwood remained an independent member of Nielsen’s Board, was not a Nielsen employee and had no day-to-day responsibilities for the Company’s business. From January 2016 to July 2018, Mr. Attwood also served as the Board’s Chairperson. He was Lead Independent Director of the Board from January 2015 to December 2015. Mr. Attwood is a Managing Director of The Carlyle Group and the former Head of the Global Telecommunications, Media, and Technology Group. Prior to joining The Carlyle Group in 2000, Mr. Attwood was with Verizon Communications, Inc. and GTE Corporation. Prior to GTE Corporation, he was with Goldman, Sachs & Co.

Thomas H. Castro		Director since 2020	Age 65

Nielsen Committees: Nomination and Corporate Governance	Other public company directorships:
	• Current: Cumulus Media Inc.	• Past 5 years: Time Warner Cable Inc.

Key Experience and Qualifications

•   Public company board experience

•   Media expertise in radio broadcasting

•   Commercial leadership and strategy expertise

Mr. Castro has served as President and Chief Executive Officer of El Dorado Capital, a private equity investment firm, since December 2008. He is the co-founder of IMB Development Corporation, LLC, a private equity investment firm where he served as its Managing Director from January 2010 to June 2015. Previously, he was the co-founder and Chief Executive Officer of Border Media Partners, LLC, a radio broadcasting company that primarily targeted Hispanic listeners in Texas, from 2002 to 2007 and its Vice Chairman through 2008. Prior to that, Mr. Castro owned and operated other radio stations and founded a company that exported oil field equipment to Mexico.

2020 PROXY STATEMENT 4

ELECTION OF DIRECTORS

Guerrino De Luca		Director since 2017	Age 67

Nielsen Committees: Audit	Other public company directorships:
	• Current: Logitech International S.A.	• Past 5 years: None

Key Experience and Qualifications

•   Chief Executive Officer experience and public company board experience at Logitech International S.A.

•   Consumer insights, technology, innovation, strategy and marketing experience

•   Global markets and general management experience

Mr. De Luca has served as the Chairman of the Board of Logitech International S.A. since January 2008. Since September 2019, Mr. De Luca serves as an Executive Member of the Board of Logitech. Mr. De Luca joined Logitech in 1998 and served as its President and Chief Executive Officer from February 1998 to December 2007 and as acting President and Chief Executive Officer from July 2011 to December 2012. Prior to joining Logitech International S.A., Mr. De Luca served as Executive Vice President of Worldwide Marketing for Apple Computer, Inc.

Karen M. Hoguet		Director since 2010	Age 63

Nielsen Committees: Audit (Chairperson)	Other public company directorships:
	• Current: The Kroger Co.	• Past 5 years: The Chubb Corporation

Key Experience and Qualifications

•   Finance, audit and risk oversight experience

•   Senior management and public company experience at Macy’s, Inc.

•   Retail and strategic experience

Ms. Hoguet served as the Chief Financial Officer of Macy’s, Inc. from October 1997 until July 2018 when she became a strategic advisor to the Chief Executive Officer until her retirement on February 1, 2019. Ms. Hoguet serves on the Board of Governors of Hebrew Union College – Jewish Institute of Religion and the Board of Directors of UCHealth.

2020 PROXY STATEMENT 5

ELECTION OF DIRECTORS

David Kenny		Director since 2018	Age 58

Nielsen Committees: None	Other public company directorships:
	• Current: Best Buy Co., Inc.	• Past 5 years: None

Key Experience and Qualifications

•   Data science and Artificial Intelligence

•   Retail, marketing and media expertise

•   Innovation, technology and digital experience

•   Chief Executive Officer and public company board experience

Mr. Kenny has been the Chief Executive Officer of Nielsen since December 2018. Prior to that time, Mr. Kenny served as Senior Vice President of Cognitive Solutions at IBM, joining IBM in January 2016, after its acquisition of The Weather Company’s Product and Technology Business. Previously, from January 2012 until 2016, Mr. Kenny served as Chairman and Chief Executive Officer of The Weather Company. Prior to The Weather Company, Mr. Kenny was President of Akamai, the cloud service provider, and the co-founder, Chairman and Chief Executive Officer of the digital marketing agency Digitas, which was a Nasdaq listed company before its sale to Publicis Groupe in 2007. Mr. Kenny began his career as a consultant at Bain & Company, where he rose to the Partner level. Mr. Kenny serves on the Board of Directors of Teach for America.

Harish Manwani		Director since 2015	Age 66

Nielsen Committees: Compensation (Chairperson)	Other public company directorships:
	• Current: Qualcomm Incorporated Whirlpool Corporation Gilead Sciences, Inc.	• Past 5 years: Pearson plc Hindustan Unilever Limited

Key Experience and Qualifications

•   Global and emerging markets operating experience at Unilever, plc

•   Consumer packaged goods experience

•   Executive management and board experience at public companies

•   Wide ranging international and general experience in managing a global business

Mr. Manwani has been a Senior Operating Partner/Global Executive Advisor for the Blackstone Group since February 2015. He retired from Unilever plc, a leading global consumer products company, at the end of 2014, where he served as the global Chief Operating Officer since September 2011. Mr. Manwani joined Hindustan Unilever Limited (a majority-owned subsidiary of Unilever) in 1976. Through his career, he held positions of increasing responsibility at Unilever which gave him wide ranging international and general management experience. Mr. Manwani is also a member of the Board of EDBI Pte Ltd., Tata Sons Private Limited and the Chairman of the Executive Board of the Indian School of Business.

2020 PROXY STATEMENT 6

ELECTION OF DIRECTORS

Janice Marinelli Mazza		Director since 2020	Age 62

Nielsen Committees: Compensation	Other public company directorships:
	• Current: None	• Past 5 years: None

Key Experience and Qualifications

•   Media expertise

•   Current consumer knowledge

•   Operating expertise

Ms. Marinelli Mazza served as President of Global Content Sales and Distribution, Direct-to-Consumer and International of The Walt Disney Company from March 2018 to July 2019. From February 2013 to March 2018 she served as President, Disney/ABC Home Entertainment and Television Distribution. Ms. Marinelli Mazza joined The Walt Disney Company’s Buena Vista Television in 1985. Through her career, she held positions of increasing responsibility at The Walt Disney Company.

Robert C. Pozen		Director since 2010	Age 73

Nielsen Committees: Audit	Other public company directorships:
	• Current: None	• Past 5 years: Medtronic Public Limited Company

Key Experience and Qualifications

•   Governance and public policy expertise

•   Financial and financial reporting expertise

•   Public company board experience

From July 1, 2010 through December 31, 2011, Mr. Pozen was Chairman Emeritus of MFS Investment Management. Prior to that, he was Chairman of MFS Investment Management since February 2004. He previously was Secretary of Economic Affairs for the Commonwealth of Massachusetts in 2003. Mr. Pozen was also the John Olin Visiting Professor, Harvard Law School from 2002 to 2004 and the Chairman of the SEC Advisory Committee on Improvements to Financial Reporting from 2007 to 2008. From 1987 through 2001, Mr. Pozen worked for Fidelity Investments in various jobs, serving as President of Fidelity Management and Research Co. from 1997 through 2001. He is currently a director of AMC, a division of the International Finance Corporation, a senior lecturer at MIT Sloan School of Management, a non-resident fellow of the Brookings Institution, a member of the Advisory Board of Oliver Wyman, Chairman of the Advisory Board of Agility, and Chairman of the Leadership Council of the Tax Policy Committee.

2020 PROXY STATEMENT 7

ELECTION OF DIRECTORS

David Rawlinson		Director since 2017	Age 44

Nielsen Committees: None	Other public company directorships:
	• Current: MonotaRO Co., Ltd.	• Past 5 years: None

Key Experience and Qualifications

•   Digital, innovation and technology experience

•   E-commerce commercial, brand and marketing experience

•   Global operating experience

Mr. David Rawlinson has been the Chief Executive Officer, Nielsen Global Connect since February 2020. From November 2015 until joining Nielsen’s management, he served as Senior Vice President and President of the Global Online Business at W.W. Grainger, Inc. Mr. Rawlinson joined Grainger in July 2012 and previously served as the Vice President of Operations for the Global Online Business, and prior to that, Vice President, Deputy General Counsel and Corporate Secretary of Grainger. Prior to Grainger, Mr. Rawlinson worked for ITT Corp. (later “ITT Exelis” as the result of a spin-off), from November 2009 until July 2012, most recently as Vice President, General Counsel and Director of Corporate Responsibility of the Electronic Systems division. Prior to ITT Exelis, Mr. Rawlinson served as a White House Fellow and in appointed positions for the George W. Bush and Obama Administrations. In the Bush Administration, Mr. Rawlinson was a leader of the outgoing transition. In the Obama Administration, he served as Senior Advisor for Economic Policy at the White House National Economic Council.

Nancy Tellem		Director since 2019	Age 67

Nielsen Committees: Compensation	Other public company directorships:
	• Current: None	• Past 5 years: None

Key Experience and Qualifications

•   Media expertise, including at CBS Corporation

•   Technology expertise, including at Microsoft Corporation

Ms. Tellem has served as the Executive Chairman and Chief Media Officer of JBF Interlude 2009 Ltd. (“Eko”) since April 2015. Ms. Tellem served as Microsoft Corporation’s President, Xbox and Digital Media Solutions Chief Executive Officer from September 2012 to October 2014. Prior to joining Microsoft, Ms. Tellem held positions of increasing responsibility at CBS Corporation (now ViacomCBS Inc.). Ms. Tellem holds board and advisory positions at Metro Goldwyn Mayer, Kode Labs, and Bubble as well as several non profits including Cranbrook Art Academy and Museum, Detroit Riverfront Conservatory and Seeds of Peace.

2020 PROXY STATEMENT 8

ELECTION OF DIRECTORS

Javier G. Teruel		Director since 2010	Age 69

Nielsen Committees: Audit	Other public company directorships:
	• Current: Starbucks Corporation J.C. Penney Company, Inc.	• Past 5 years: None

Key Experience and Qualifications

•   Consumer packaged goods experience

•   Global operating experience, including as Vice Chairman of Colgate-Palmolive Company

•   Public company board experience

Mr. Teruel is a Partner of Spectron Desarrollo, SC, an investment management and consulting firm; Chairman of Alta Growth Capital, a private equity firm; and a majority owner of Mexican investment firm, Desarrollo Empresarial Sebara SA de CV. Previously, Mr. Teruel served as Vice Chairman of Colgate-Palmolive Company, from July 2004 to April 2007. Prior to being appointed Vice Chairman, he served in positions of increasing importance at Colgate since 1971, including as Executive Vice President responsible for Asia, Central Europe, Africa and Hill’s Pet Nutrition, as Vice President of Body Care in Global Business Development in New York, as President and General Manager of Colgate-Mexico, as President of Colgate-Europe, and as Chief Growth Officer responsible for the company’s growth functions.

Lauren Zalaznick		Director since 2016	Age 57

Nielsen Committees: Compensation; Nomination and Corporate Governance	Other public company directorships:
	• Current: GoPro, Inc. RTL Group	• Past 5 years: None

Key Experience and Qualifications

•   Media expertise, including at NBCUniversal Media, LLC

•   Digital, innovation and technology experience

•   Commercial, management and marketing expertise

•   Deep consumer insights expertise

Ms. Zalaznick is currently a senior strategic advisor to leading media and digital companies. From 2004 through December 2013, Ms. Zalaznick held various roles of increasing responsibility within NBCUniversal Media, LLC. In 2010 she became Chairman, Entertainment & Digital Networks and Integrated Media. In that capacity she had responsibility for the cable entertainment networks Bravo Media, Oxygen Media, and The Style Network; the Telemundo Spanish language broadcast network; and she ran the company’s digital portfolio. She was promoted to Executive Vice President at Comcast NBCUniversal until departing the company at the end of 2013. Ms. Zalaznick is currently a member of the Board of Directors of Critical Content. She is a senior advisor to The Boston Consulting Group, TMT practice, and to leading content and tech start-ups, including Refinery29, Atlas Obscura, Fatherly.com and Gimlet Media.

The nominees for election to the Board of Directors named above are hereby proposed for election and re-election by the shareholders.

The Board of Directors recommends that shareholders vote “FOR” the election or re-election of each of the nominees named above.

2020 PROXY STATEMENT 9

Pursuant to our articles of association and in accordance with the UK Companies Act 2006, our directors are responsible for the management of the Company’s business, for which purpose they may exercise all the powers of the Company.

Our Board conducts its business through meetings of the Board and three standing committees: Audit, Compensation and Nomination and Corporate Governance. In accordance with the New York Stock Exchange (“NYSE”) rules and the rules promulgated under each of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a majority of our Board consists of independent directors, and our Audit, Compensation and Nomination and Corporate Governance Committees are fully independent.

Each director owes a duty to the Company to properly perform the duties assigned to him or her and to act in the best interest of the Company. Under English law, this requires each director to act in a way he or she considers, in good faith, would be most likely to promote the success of the Company for the benefit of its shareholders as a whole, and in doing so have regard (among other matters) for the likely consequences of any decision in the long-term, the interests of the Company’s employees, the Company’s business relationships with suppliers, customers and others, the impact of the Company’s operations on the community and the environment and the need to act fairly amongst shareholders. The Company’s directors are expected to be appointed for one year and may be re-elected at the next Annual Meeting.

DIRECTOR INDEPENDENCE AND INDEPENDENCE DETERMINATIONS

Under the NYSE rules and our Corporate Governance Guidelines, a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with the Company or any of its subsidiaries. Heightened independence standards apply to members of the Audit and Compensation Committees.

The NYSE independence definition includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. The Board is also responsible for determining affirmatively, as to each independent director, that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board will broadly consider all relevant facts and circumstances, including information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and the Company’s management. As the concern is independence from management and pursuant to the view articulated by the NYSE, ownership of a significant amount of stock, by itself, is not a bar to an independence finding.

The Board undertook its annual review of director independence and affirmatively determined that, except for Messrs. Kenny and Rawlinson, each of our directors is independent under Section 303A.02 of the NYSE listing rules and under our Corporate Governance Guidelines for purposes of board service. In addition, the Board affirmatively determined that the Audit Committee, the Compensation Committee, and the Nomination and Corporate Governance Committee members are fully independent under the SEC and NYSE independence standards specifically applicable to such committees.

In making the director independence determinations, the Board considered the following:

•

Mr. Teruel indirectly holds approximately 6% of the capital stock of a private entity in which Nielsen invested $3.25 million, which at the time of investment represented approximately 15.6% of such entity’s capital stock. Nielsen has a board seat on, and a commercial arrangement with, this entity.

2020 PROXY STATEMENT 10

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

LEADERSHIP STRUCTURE

Under our Corporate Governance Guidelines, the Board must select its chairperson from its members in any way it considers in the best interest of the Company. Since November 2019, Mr. Attwood has served as the Board’s non-executive, independent Chairperson. From July 2018 to November 2019, Mr. Attwood assumed the title of Executive Chairman on an interim basis to lead the Board’s search process to identify a new Chief Executive Officer as well as to oversee the Board’s strategic review. As Executive Chairman, Mr. Attwood remained an independent member of Nielsen’s Board. He was not a Nielsen employee and had no day-to-day responsibilities for the Company’s business. From January 1, 2016 to July 26, 2018, Mr. Attwood also served as the Board’s non-executive, independent Chairperson. In light of Mr. Attwood’s independence from the Company, the Company does not currently have a Lead Independent Director. As noted further below, each Board committee also has a non-executive, independent chairperson. Our Board believes our leadership structure best encourages the free and open dialogue of competing views and provides for strong checks and balances.

BOARD COMMITTEES AND MEETINGS

Our Board has established the following committees: an Audit Committee, a Compensation Committee and a Nomination and Corporate Governance Committee. The current composition and responsibilities of each committee are described below. Members serve on these committees until they no longer serve on the Board or until otherwise determined by our Board.

Name of Independent Director	Audit Committee	Compensation Committee	Nomination and Corporate Governance Committee

James A. Attwood, Jr.			Chairperson

Thomas H. Castro			•

Guerrino De Luca	•

Karen M. Hoguet	Chairperson

Harish Manwani		Chairperson

Janice Marinelli Mazza		•

Robert C. Pozen	•

Nancy Tellem		•

Javier G. Teruel	•

Lauren Zalaznick		•	•

Pursuant to our Corporate Governance Guidelines, all directors are expected to make every effort to attend all meetings of the Board and meetings of the committees of which they are members. All directors are also welcome to attend meetings and review materials of those committees of which they are not members. During 2019, the Board held 15 meetings and 22 committee meetings. Each director attended 80% or more in the aggregate of 2019 Board meetings and 100% of the total number of 2019 meetings of those committees on which each such director served and that were held during the period that such director served. All non-executive directors are encouraged (but not required) to attend the Annual Meeting and each extraordinary general meeting of shareholders. Seven of our current directors who served at the time of our 2019 Annual Meeting, attended that meeting.

In 2019, the Board, with the assistance of our advisors and management team, was deeply involved in a broadened comprehensive strategic review of the entire Company and its businesses, which we concluded in November 2019 with our announcement of our plan to spin-off our Global Connect business, creating two independent, publicly traded companies—the Global Media business and the Global Connect business. The Board, as well as a subset of independent directors, regularly met to receive updates and to provide input into the process.

2020 PROXY STATEMENT 11

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

COMMITTEE MEMBERSHIP AND RESPONSIBILITIES

Current Members:

•  Karen M. Hoguet (Chairperson)

•  Guerrino De Luca

•  Robert C. Pozen

•  Javier G. Teruel

Independence:

All members are independent.

Audit Committee Financial Expert:

All members qualify as “audit                 committee financial experts” and meet NYSE financial literacy and expertise requirements.

Meetings in Fiscal Year 2019:

11

Audit Committee

Key Responsibilities:

•   External auditor. Appointing our external auditors, subject to shareholder vote as may be required under English law, overseeing the external auditors’ qualifications, independence and performance, discussing relevant matters with the external auditors and providing preapproval of audit and permitted non-audit services to be provided by the external auditors and related fees;

•   Financial reporting. Supervising and monitoring our financial reporting and reviewing with management and the external auditor Nielsen’s annual and quarterly financial statements;

•   Internal audit function. Overseeing our internal audit process and our internal audit function;

•   Internal controls, risk management and compliance programs. Overseeing our system of internal controls, our enterprise risk management program (including cyber security) and our compliance with relevant legislation and regulations; and

•   Information security, technology and privacy & data protection. Regularly evaluating updates received from the Company’s Chief Information and Security Officer regarding the Company’s information, technology and data protection security systems, its preparedness in preventing, detecting and responding to breaches, and any incidents and related response efforts, to then report to the Board.

2020 PROXY STATEMENT 12

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

Current Members: • Harish Manwani (Chairperson) • Janice Marinelli Mazza • Nancy Tellem • Lauren Zalaznick Independence: All members are independent. Meetings in Fiscal Year 2019: 6

Compensation Committee

Key Responsibilities:

•   Executive compensation. Setting, reviewing and evaluating compensation, and related performance and objectives, of our senior management team;

•   Incentive and equity-based compensation plans. Reviewing and approving, or making recommendations to our Board with respect to, our incentive and equity-based compensation plans and equity-based awards;

•   Compensation-related disclosure. Overseeing compliance with our compensation-related disclosure obligations under applicable laws;

•   Director compensation. Assisting our Board in determining the individual compensation for our directors within the framework permitted by the general compensation policy approved by our shareholders (the “Directors’ Compensation Policy”); and

•   Talent development/employee engagement. Overseeing leadership development and employee experience, including recruitment, development, advancement and retention.

Compensation Committee Interlocks and Insider Participation: None of the current members of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries. No Compensation Committee member has any relationship required to be disclosed under this caption under the rules of the SEC.

Current Members • James A. Attwood, Jr. (Chairperson) • Thomas H. Castro • Lauren Zalaznick Independence: All members are independent. Meetings in Fiscal Year 2019: 5

Nomination and Corporate Governance Committee

Key Responsibilities:

•  Director nomination. Determining selection criteria and appointment procedures for our Board and committee members and making recommendations regarding nominations and committee appointments to the full Board;

•  Board composition. Periodically assessing the scope and composition of our Board and its committees;

•  Succession planning. Developing and overseeing succession planning and talent management for CEO, other senior leadership positions and directors;

•  Corporate governance. Advising the Board on corporate governance matters and overseeing the Company’s corporate responsibility and sustainability strategy; and

•  Board and Committee evaluations. Developing and overseeing the evaluation process for our Board and its committees.

2020 PROXY STATEMENT 13

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

BOARD AND COMMITTEE EVALUATIONS

Our Board recognizes that a thorough, constructive evaluation process enhances our Board’s effectiveness and is an essential element of good corporate governance. Accordingly, our Nomination and Corporate Governance Committee develops and oversees the evaluation process to ensure that the full Board and each committee conducts an assessment of its performance and functioning and solicits feedback for enhancement and improvement. The Nomination and Corporate Governance Committee undertakes an evaluation process every year.

This year, our Nomination and Corporate Governance Committee engaged an independent third party, experienced in corporate governance matters, to interview each director to obtain his or her assessment of the effectiveness of the Board and its committees. Mr. Attwood instructed the third party on the particular criteria to be covered in the assessment. Individual oral interviews between each director and the independent third party began in May 2019. The directors provided feedback regarding the Board, committees and peers with respect to: evaluation of Board membership; exploration of Board member behaviors against those of effective boards; assessment of meetings, materials and Board deliberations; examinations of key functions, including those that maximize shareholder value.

The independent third party discussed key themes that he had distilled from the Board members at a Nomination and Corporate Governance Committee meeting in July and presented to the Board in executive session in July. He then shared his feedback with each director individually. The Nomination and Corporate Governance Committee plans to engage an independent, third party at least every three years.

OUR BOARD’S COMMITMENT TO SHAREHOLDER ENGAGEMENT

Why We Engage

Our Board and management team recognize the benefits of regular engagement with our shareholders in order to remain attuned to their different perspectives on the matters affecting Nielsen.

Robust dialogue and engagement efforts allow our Board and management the opportunity to:

•	consider the viewpoints of our shareholders and the issues that are important to them in connection with their oversight of management and the Company;

•	discuss developments in our business and provide transparency and insight about our strategy and performance; and

•	assess issues, existing or emerging, that may affect our business, corporate responsibility and governance practices.

2020 PROXY STATEMENT 14

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

How We Engage

Outcomes from Investor Feedback

Some tangible examples of the results of our shareholder outreach activities include:

•  With the goal of greater transparency and improved communications, we benchmarked best practices and requested feedback from our key stakeholders in the investment community. As a result of our review, we began incorporating organic constant currency revenue growth and Adjusted EPS into our reporting framework in 2019. We also made changes to our reporting segments to better align internal and external reporting. These changes provide investors with more clarity into the normalized revenue and earnings power of the organization.

•  We provide regular feedback to the Board and senior leadership on various topics. This includes the strategic review, which has now been concluded, and capital allocation.

•  We regularly monitor and benchmark against performance of Information Services companies to better understand our trading multiples and opportunities versus peers.

•  We provided a medium-term outlook (through 2023) for each of our business segments in conjunction with the conclusion of the strategic review to help investors better understand the revenue and margin opportunity over time.

2020 PROXY STATEMENT 15

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

COMMUNICATIONS WITH DIRECTORS

Any interested party who would like to communicate with, or otherwise make his or her concerns known directly to, the Chairperson of the Board or the Chairperson of any of the Audit Committee, Nomination and Corporate Governance Committee and Compensation Committee or to other directors, including the non-management or independent directors, individually or as a group, may do so by addressing such communications or concerns to the Company Secretary at companysecretary@nielsen.com or 40 Danbury Road, Wilton, Connecticut 06897. Such communications may be done confidentially or anonymously. The Company Secretary will forward communications received to the appropriate party as necessary and appropriate. Additional contact information is available on our website, www.nielsen.com/investors, under Contact Us.

GLOBAL RESPONSIBILITY AND SUSTAINABILITY

Our Commitment

Nielsen is committed to strengthening the communities and markets in which we live and operate our business, recognizing how important this is to a sustainable future. This commitment is supported and expressed at all levels of our organization.

Our Global Responsibility & Sustainability strategy at Nielsen includes all environmental, social and governance (“ESG”) issues that affect our business, operations, and all internal and external stakeholders. The Nomination and Corporate Governance Committee oversees the Company’s strategy and initiatives to evaluate and measure our performance with respect to the advancement of ESG issues.

Diversity & Inclusion

Diversity and inclusion are essential to everything we do. We are committed to reflecting the diversity of the clients, communities and markets that we measure, inside our own workforce. When we have a diverse and inclusive culture, we continue to be viewed as allies by our communities, an employer of choice by our associates and a trusted and valued partner by our clients. We challenge ourselves to seek diversity any way we can, and we hold each other accountable. As part of their performance review, associates must state the actions they have taken to foster a more inclusive culture. All managers are encouraged to participate in an employee resource group and take our Breaking Bias training. Our CEO has also signed the LEAD (Leading Executives Advancing Diversity) Network pledge to increase the number of women in leadership, and the Hispanic Promise – a pledge to hire and retain more Latinx associates.

Responsibility & Sustainability Strategy and Reporting

We remain focused on connecting our business with relevant ESG issues through responsible policies and practices, evaluating and measuring performance on these issues, and external reporting and transparency. Regularly reporting our progress to stakeholders supports proactive and useful engagement opportunities to drive continuous improvement and positive change for our company, our people and our world.

•

We engaged our stakeholders within and beyond Nielsen to create and publish our third non-financial materiality assessment in 2019, identifying the areas that matter most to our business, stakeholders, and ability to positively impact our broader world.

•

In 2019, Nielsen was included on Corporate Responsibility Magazine’s list of the “100 Best Corporate Citizens,” and on Newsweek’s inaugural list of America’s Most Responsible Companies. We were also included in both the FTSE4Good index and the Dow Jones Sustainability (DJSI) North America index for the third year in a row, and we were recognized as the industry leader for media companies on JUST Capital’s “JUST 100” for the third year. Finally, in 2019, Bloomberg included Nielsen on its Gender-Equality Index (GEI) for corporate leaders in advancing women in the workplace.

2020 PROXY STATEMENT 16

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

•

In 2019, we reaffirmed our commitment to human rights through the third iteration of our Global Human Rights Guidelines. We also provided optional internal training for associates to learn more about how protecting human rights is part of everyone’s job.

•

We published new thought leadership and complementary content throughout 2019 about consumer preferences regarding the sustainability attributes of the products they purchase and the media channels that sustainable consumers utilize.

Nielsen Green

We remain focused on creating more sustainable outcomes by leveraging operational efficiencies and harnessing the power of our employees’ contributions. We continue to actively manage our impact on the environment in part through Green Teams, our employee engagement program.

•

In 2019, 11,500 employees participated in Earth Week activities over five days in 31 countries. Our associates also volunteered over 2,000 hours across more than 59 projects in celebration of our second World Cleanup Day.

•	We were included on JUST Capital’s and Forbes’ list of the “Top 33 Companies For the Environment” in honor of Earth Day 2019.

•	In 2019, we worked with a third-party to conduct our first greenhouse gas (“GHG”) value chain assessment to understand our global supply chain footprint.

•	We also further integrated the findings from our 2018 global climate risk assessment into our business and operations.

Supply Chain Sustainability

We recognize that our institutional spend with suppliers around the world comes with risks and impacts that are of concern to our company and our stakeholders – risks relating to climate change, energy use, human rights, conflict minerals and data privacy and security, among others. Like the immense purchasing power of individual consumers, as a global company, our institutional spend of over $2 billion can be a demand signal in the marketplace. Our Supply Chain Sustainability program had a productive fourth year in our goal to maintain a best-practice program with these responsibilities and opportunities in mind.

•

At the end of 2019, Nielsen had 437 impact sourcing jobs- jobs which bring workers above the global poverty line- in our supply chain, a 28% increase over our 2017 baseline. We continue to move towards our 2020 goal of 500 impact sourcing jobs.

•

Meaningful supplier engagement is the primary means by which we collaborate with suppliers to meet our program’s sustainability goals. We do this through measurement and disclosure, engagement, continuous improvement and capacity building with over 100 of our largest strategic suppliers. In 2019, we further embedded ESG management of our supply chain into procurement systems by adding several required questions on ESG performance to our supplier registration process.

•	Our supplier diversity program in 2019 exceeded our goal for the year of over $100 million spent with diverse-owned businesses.

Nielsen Cares

Nielsen Cares mobilizes our data, expertise, and associates to positively impact the communities in which we live and work around the world. Since 2010, Nielsen Cares programs have aimed to commit Nielsen resources and time to social causes where we can make a difference as we seek to help shape a smarter market and drive one media truth. Our employees share skills, time, data, and insights through our volunteering and our in-kind giving programs.

•

All Nielsen associates have 24 hours of dedicated volunteer time to use annually to volunteer in their communities around the world. As of July 2019, our employees had logged 370,000 volunteer hours since 2016, surpassing our public goal to volunteer 300,000 hours from 2016 through 2020. In 2019 alone, our associates around the world logged more than 131,000 volunteer hours. In our 2019 survey of Nielsen volunteers, 76% of our employees reported that volunteering helps them connect to our mission and purpose.

•	In 2019, almost 24,000 employees in 92 countries volunteered on our eighth-annual Nielsen Global Impact Day through more than 1,500 events.

2020 PROXY STATEMENT 17

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

•

Aligned with our commitment to make sure all voices are counted and heard, we established a relationship in 2019 with AI4ALL, a nonprofit focused on introducing underrepresented talent to the artificial intelligence world through education and mentorship, so that all voices are represented properly into the future.

Data for Good

Data is the foundation of our work and we believe it can be leveraged to advance social and environmental good as we seek to help shape a smarter market and drive one media truth. In 2019, we continued to seek out and scale relationships with nonprofit organizations and collaborators where we could help address shared global challenges in unique ways by using our data and capabilities.

•

Since 2012, Nielsen has pledged to donate at least $10 million each year of our data, products and services through pro bono work and skills-based volunteering with nonprofits in our priority cause areas.

•

Nielsen donated a record $24.5 million of data, products and services in 2019, again surpassing our $10 million annual commitment of data, products and services. This is part of a larger goal, which we have already exceeded, to contribute a cumulative $50 million through in-kind giving from 2016 to the end of 2020.

•

We continue to license the use of select Nielsen market research data to the Kilts Center at the University of Chicago’s Booth School of Business. Through this arrangement, eligible academic researchers can apply to access a warehouse of Nielsen data to advance their academic and social research.

•

In 2019, we contributed pro bono data to the Geena Davis Institute on Gender in Media. The Institute’s See Jane 2019 report examined the 25 top Nielsen-rated children’s television programs from 2018 watched by children ages 2-13 and found that, for the first time, female leads/co-leads have reached gender parity in top children’s television programming.

Nielsen Foundation

The Nielsen Foundation (nielsen-foundation.org), a private foundation funded by Nielsen, began grantmaking to nonprofit organizations in 2016. The Nielsen Foundation seeks to bridge divides and enhance the use of data by the social sector to reduce discrimination, ease global hunger, promote effective education, and build strong leadership.

•

In 2019, the Nielsen Foundation distributed $1.7 million across 56 grants, including 48% to education causes, and 42% toward diversity and inclusion efforts. In 2019, $375,000 in Data for Good grants were distributed to seven organizations. Data for Good grants support nonprofit projects that use data in innovative ways and help bridge divides to catalyze long-term change.

•

The Nielsen Foundation continued two signature programs in 2019: the TechDiversity Accelerator, which fosters the growth of diverse startups, and Discover Data, which introduces students across the country to relatable, real-world applications of data.

DIRECTOR EDUCATION

Educating our directors about Nielsen and our industry is an ongoing process that begins when a director joins our Board. All new directors take part in a comprehensive orientation about Nielsen which includes meetings with senior leaders to discuss our businesses and strategy as well as our control functions, including finance, operations and legal. We also conduct in-depth training sessions on the work of our committees for both new directors and those directors who are newly appointed to a committee. For a new member of the audit committee, this may include training with our independent registered public accounting firm.

We encourage our directors to participate in external continuing director education programs and provide reimbursement for expenses associated with this participation. Continuing director education is also provided during Board meetings and other Board discussions as part of the formal meetings and as stand-alone information sessions outside of meetings. Among other topics, during 2019, the Board participated in deep dives on Nielsen’s Global Connect and Global Media businesses and go-forward strategy to continue to enhance our Board’s effectiveness.

2020 PROXY STATEMENT 18

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

RISK OVERSIGHT

The Board is responsible for overseeing Nielsen’s risk and enterprise risk management practices and seeks to foster a risk-aware culture while encouraging appropriate and balanced risk-taking in pursuit of Company objectives. The Board exercises its oversight both directly and through its three committees, each of which has been delegated oversight responsibilities for specific risks. Each committee keeps the Board informed of its oversight efforts through regular reporting to the full Board by the committee chairpersons.

Management is accountable for day-to-day risk management efforts. The Board and committees’ risk oversight and management’s ownership of risk are foundational components of our Enterprise Risk Management program. This program is designed to provide comprehensive, integrated oversight and management of risk and to facilitate transparent identification and reporting of key business issues to senior management and the Board and its committees. The following are the key risk oversight and management responsibilities of our Board, committees and management:

2020 PROXY STATEMENT 19

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

EXECUTIVE SUCCESSION PLANNING

One of the Board’s primary responsibilities is to ensure that Nielsen has the appropriate talent to accomplish our business strategies today and in the future. The Board plans for CEO succession by establishing selection criteria and identifying and evaluating potential internal candidates.

EXECUTIVE SESSIONS

Pursuant to our Corporate Governance Guidelines, to ensure free and open discussion and communication, our independent directors meet in executive session, with no members of management present, at every regularly scheduled Board meeting. Our Board Chairperson leads these meetings which enable our independent directors to discuss matters such as strategy, CEO and senior management performance and compensation, succession planning and board composition and effectiveness. During 2019, our independent directors met fifteen times in executive session.

COMMITTEE CHARTERS AND CORPORATE GOVERNANCE GUIDELINES

Our commitment to corporate governance is reflected in our Corporate Governance Guidelines, which describe the Board’s views on a wide range of governance topics. These Corporate Governance Guidelines are reviewed from time to time by the Board to ensure that they effectively comply with all applicable laws, regulations and stock exchange requirements, in addition to our articles of association. Additionally, the Board has adopted a written charter for each of the Audit Committee, the Compensation Committee and the Nomination and Corporate Governance Committee. Our Corporate Governance Guidelines, our committee charters and other corporate governance information are available on our website at www.nielsen.com/investors under Governance Documents.

2020 PROXY STATEMENT 20

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

CODE OF CONDUCT AND PROCEDURES FOR REPORTING CONCERNS ABOUT MISCONDUCT

We maintain a Code of Conduct, which is applicable to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct, which was updated in 2018, sets forth our policies and expectations on a number of topics, including conflicts of interest, compliance with laws and ethical conduct. The Company will promptly disclose to our shareholders, if required by applicable laws or stock exchange requirements, any amendments to or waivers from the Code of Conduct applicable to our directors or officers by posting such information on our website at www.nielsen.com/investors rather than by filing a Current Report on Form 8-K.

The Code of Conduct may be found on our website at www.nielsen.com/investors under Corporate Governance —Governance Documents.

2020 PROXY STATEMENT 21

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

EXECUTIVE OFFICERS OF THE COMPANY

Set forth below is the name, age as of March 31, 2020 and biographical information of each of our current executive officers, other than Mr. Kenny and Mr. Rawlinson, whose information is presented under “Proposal No. 1 – Election of Directors – Nominees for Election to the Board of Directors.”

George D. Callard	Age 56

Chief Legal and Corporate Affairs Officer (since January 2019)

Previous Business Experience:

Prior to joining Nielsen, Mr. Callard served as President of Weather Group, LLC from July 2018 to January 2019. From 2016 to 2018, Mr. Callard served as Chief Administrative Officer & General Counsel at Weather Group, LLC. From 2013 to 2015, he served as EVP, General Counsel & Head of Government Affairs for The Weather Company, parent company of The Weather Channel. Previously, Mr. Callard served as vice president of legal and business affairs at NBCU and had two tenures with AT&T (SBC & Ameritech). Earlier in his career, he served as counsel and assistant secretary and as senior counsel at the law firm Cinnamon Mueller and associate counsel for Multimedia Cablevision.

Laurie Lovett	Age 52

Chief Human Resources Officer (since January 2020)

Previous Business Experience:

Prior to joining Nielsen, Ms. Lovett was the Global Chief Human Resources Officer at Verisk Analytics from April 2016 through October 2019. Prior to joining Verisk Analytics, from January 1996 to March 2016, Ms. Lovett spent over 20 years with Accenture, holding various leadership roles.

Christopher Taft	Age 40

Senior Vice President and Corporate Controller (since December 2019)

Previous Business Experience:

Previously, Mr. Taft had served as Nielsen’s Vice President, Interim Corporate Controller, Vice President, Assistant Global Controller, and Vice President, Finance since joining the Company in July 2016. Prior to joining Nielsen, he spent nine years with the General Electric Company in various finance roles. Prior to that, he worked in the assurance and advisory services group at PricewaterhouseCoopers LLP.

2020 PROXY STATEMENT 22

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

Linda Zukauckas	Age 58

Chief Financial Officer (since February 2020)

Previous Business Experience:

Prior to joining Nielsen, Ms. Zukauckas was the Executive Vice President and Deputy Chief Financial Officer for American Express from February 2018 to January 2020. She had previously served as EVP/Controller and Chief Accounting Officer of American Express since November 2011. From 2000 to 2011, Ms. Zukauckas held various senior finance roles at Ally Financial, including strategy/M&A, divisional CFO, head of corporate planning, global controller and global auditor. From 1997 to 2000, Ms. Zukauckas held various positions at Deutsche Bank, where she rose to the position of chief auditor for the Global Investment Bank. She began her career with PricewaterhouseCoopers LLP in 1984 and held progressive leadership roles there.

Public Company Directorship:

Ms. Zukauckas serves on the board of directors of MTS Systems Corporation.

2020 PROXY STATEMENT 23

The Audit Committee has selected Ernst & Young LLP to serve as our independent registered public accounting firm for the year ending December 31, 2020.

Although ratification of the selection of Ernst & Young LLP is not required by U.S. federal laws, the Board is submitting the selection of Ernst & Young LLP to our shareholders for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm. If our shareholders fail to ratify the selection, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and our shareholders.

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to answer appropriate questions and will have the opportunity to make a statement if he or she desires to do so.

AUDIT AND NON-AUDIT FEES

In connection with the audit of the Company’s annual financial statements for the year ended December 31, 2019, we entered into an agreement with Ernst & Young LLP which sets forth the terms by which Ernst & Young LLP performed audit services for the Company.

The following table presents fees for professional services rendered by Ernst & Young LLP and its affiliates for the audit of our financial statements for the years ended December 31, 2019 and 2018 and for other services rendered by them in those years:

	Year Ended December 31,

	2019	2018

Audit fees[1]	$8,253,600	$8,586,600

Audit-related fees[2]	1,225,000	2,205,700

Tax fees[3]	305,600	172,400

All other fees[4]	9,000	9,000

Total	$9,793,200	$10,973,700

1	Fees for audit services billed or expected to be billed in relation to the years ended December 31, 2019 and 2018 consisted of the following: audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements, and statutory and regulatory audits, and SEC filings.

2	Fees for audit-related services in the years ended December 31, 2019 and 2018 included fees related to carve-out audits related to the Company’s strategic review, the spin-off of the Company’s Global Connect business, the audits of employee benefit plans, accounting consultations and other attest services.

3	Fees for tax services billed in the years ended December 31, 2019 and 2018 consisted of tax compliance and tax planning and advice.

4	All other fees in the years ended December 31, 2019 and 2018 included certain other fees.

The Audit Committee considered whether providing the non-audit services shown in this table was compatible with maintaining Ernst & Young LLP’s independence and concluded that it was compatible.

2020 PROXY STATEMENT 24

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

Subject to shareholder approval as may be required under the laws of England and Wales, the Audit Committee is directly responsible for the appointment and termination of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. Each year the Audit Committee reviews the qualifications, performance and independence of our independent registered public accounting firm in accordance with regulatory requirements and guidelines.

In addition, and also subject to shareholder approval as may be required under the laws of England and Wales, the Audit Committee is responsible for the compensation, retention and oversight of its independent registered public accounting firm, including the resolution of disagreements between management and such firm regarding financial reporting. In exercising this responsibility, the Audit Committee pre-approves all audit and permitted non-audit services provided by such firm. The Audit Committee has delegated to its Chairperson the authority to review and pre-approve any such engagement or relationship, which may be proposed in between its regular meetings. Any such pre-approval is subsequently considered and ratified by the Audit Committee at the next regularly scheduled meeting. All of the services covered under “– Audit and Non-Audit Fees” were pre-approved by the Audit Committee.

The Audit Committee may form and delegate to subcommittees consisting of one or more of its members, when appropriate, the authority to pre-approve services to be provided by the independent registered public accounting firm so long as the pre-approvals are presented to the full Audit Committee at its next scheduled meeting.

The Board of Directors recommends that shareholders vote “FOR” the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a charter adopted by the Board of Directors. The Audit Committee reviews and assesses the adequacy of this charter annually and it was last amended in February of 2019. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this proxy statement under “The Board of Directors and Certain Governance Matters – Committee Membership and Responsibilities – Audit Committee.”

In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements of the Company with management and with the independent registered public accounting firm. Discussions included, among other things:

•	the acceptability and quality of the accounting principles;

•	the reasonableness of significant accounting judgments and critical accounting policies and estimates;

•	the clarity of disclosures in the financial statements; and

•

the adequacy and effectiveness of Nielsen’s financial reporting procedures, disclosure controls and procedures and internal control over financial reporting, including management’s assessment and report on internal control over financial reporting.

Management represented to the Audit Committee that the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2019 were prepared in accordance with generally accepted accounting principles. The Audit Committee also discussed with management and Ernst & Young LLP the process used to support certifications by the Company’s CEO and CFO that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany the Company’s periodic filings with the SEC and the process used to support management’s annual report on the Company’s internal controls over financial reporting.

The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by applicable Public Company Accounting Oversight Board (“PCAOB”) standards (including significant

2020 PROXY STATEMENT 25

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

accounting policies, alternative accounting treatments and estimates, judgments and uncertainties). In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm their independence.

Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC.

Submitted by the Audit Committee of the Company’s Board of Directors:

Karen M. Hoguet (Chairperson)

Robert C. Pozen

Javier G. Teruel

2020 PROXY STATEMENT 26

The Audit Committee has selected Ernst & Young LLP to serve as the Company’s UK statutory auditor who will audit the Company’s UK Annual Report and Accounts to be prepared in accordance with the International Financial Reporting Standards, as adopted by the European Union (“IFRS”), for the year ending December 31, 2020. As required by the law of England and Wales, shareholder approval must be obtained for the selection of Ernst & Young LLP to serve as the Company’s UK statutory auditor and to hold office from the completion of the Annual Meeting until the end of the next annual general meeting of shareholders at which the Company’s UK statutory accounts will be presented.

Representatives of Ernst & Young LLP will attend the Annual Meeting to answer appropriate questions for the year ended December 31, 2020. They will also have the opportunity to address the Annual Meeting if they desire to do so.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to pass this resolution to reappoint Ernst & Young LLP as the Company’s UK statutory auditor until the next annual general meeting of shareholders.

The Board of Directors recommends that the shareholders vote “FOR” the reappointment of Ernst & Young LLP as the Company’s UK statutory auditor who will audit the Company’s UK Annual Report and Accounts for the year ending December 31, 2020.

2020 PROXY STATEMENT 27

As required under the laws of England and Wales, the compensation of Ernst & Young LLP as the Company’s UK statutory auditor must be fixed by the shareholders or in such manner as the shareholders may determine. Subject to Ernst & Young LLP being reappointed as the Company’s UK statutory auditor pursuant to Proposal No. 3, it is therefore proposed that the Audit Committee be authorized to determine their compensation. Pursuant to Nielsen’s Audit Committee Charter, the Board has delegated this authority to the Audit Committee.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal.

The Board of Directors recommends that the shareholders vote “FOR” the authorization of the Audit Committee to determine the compensation of Ernst & Young LLP in its capacity as the Company’s UK statutory auditor.

2020 PROXY STATEMENT 28

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in the proxy materials a separate advisory resolution regarding the compensation of our named executive officers as disclosed pursuant to the SEC rules. While the results of this vote are non-binding and advisory in nature, the Board intends to carefully consider them when considering our executive compensation program. The Board has adopted a policy of providing annual advisory approvals of the compensation of our named executive officers. The next advisory approval of executive compensation will occur at the 2021 Annual General Meeting of Shareholders.

The language of the resolution is as follows:

“RESOLVED, THAT THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THE PROXY STATEMENT PURSUANT TO THE SEC RULES, INCLUDING THE COMPENSATION DISCUSSION AND ANALYSIS, COMPENSATION TABLES AND ANY RELATED NARRATIVE DISCUSSION, IS HEREBY APPROVED.”

In considering their vote, shareholders may wish to review with care the information on the Company’s compensation policies and decisions regarding the named executive officers presented in “Executive Compensation – Compensation Discussion and Analysis.”

In particular, as discussed in “Executive Compensation – Compensation Discussion and Analysis,” shareholders should note the following:

•	Our executive compensation program is designed to incent and reward our leadership team for delivering sustained financial performance and long-term shareholder value.

•

A significant portion of each named executive officer’s compensation is at risk, dependent on the achievement of challenging annual and long-term performance goals and/or the performance of our share price.

•	Our variable performance-based compensation plans continued to operate as intended.

•	Payouts to NEOs under Nielsen’s Annual Incentive Plan for 2019 were all above target due to meeting or exceeding our financial targets for 2019.

•	Payouts to NEOs and other participants in Nielsen’s PRSU award program for the 2017 – 2019 cycle that matured on December 31, 2019 were zero.

•

Looking to 2020, the annual and long-term incentive programs were revised in anticipation of the separation of Nielsen Global Media and Nielsen Global Connect. For further information, see “Executive Compensation – Compensation Discussion and Analysis – How Pay Decisions are Made – 2020 Changes”.

The Board of Directors recommends that shareholders vote “FOR” approval of the compensation of the Company’s named executive officers.

2020 PROXY STATEMENT 29

EXECUTIVE COMPENSATION

The following discusses the compensation for our Named Executive Officers ("NEOs") for 2019: our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executives.

David Kenny
Chief Executive Officer and Chief Diversity Officer

David Anderson
Chief Financial Officer and Chief Operating Officer
(Who departed the Company on December 31, 2019)

Nancy Phillips
Chief Human Resources Officer
(Who departed the Company on December 1, 2019)

George Callard
Chief Legal and Corporate Affairs Officer

Christopher Taft
Senior Vice President and Corporate Controller
(Duly authorized Chief Accounting Officer)

2020 PROXY STATEMENT 30

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Executive Changes

There was significant turnover at the executive officer level in 2019: Mr. Dale, our former Chief Legal Officer, resigned in early 2019 and was replaced by Mr. Callard who joined in January 2019. Mr. Anderson, our former Chief Financial Officer, resigned at the end of December 2019 and was replaced by Ms. Zukauckas who joined in February 2020. Ms. Phillips, our former Chief Human Resources Officer, resigned at the end of November 2019 and was replaced by Ms. Lovett who joined in January 2020.

Business Overview

With a presence in 100+ countries Nielsen is a global measurement and data analytics company that provides the most complete and trusted view available of consumers and markets worldwide. Our business is divided into two business units: Global Media and Global Connect, both fundamental to the future of the industries they serve.

The planned separation of Global Media and Global Connect is targeted for completion within 12 months from the initial announcement in November 2019. We are confident that the separation is the best path forward to enhance strategic focus, growth and long-term shareholder value.

Nielsen Global Media is the arbiter of truth for media markets, providing media and advertising industries with unbiased and reliable metrics that create a shared understanding of the industry required for markets to function. We enable programmers, publishers, and advertisers to grow and succeed by uncovering and communicating the truth, free from bias or fear.

Nielsen Global Connect provides consumer packaged goods manufacturers and retailers with accurate, actionable information and insights and a complete picture of the complex and changing marketplace that companies need to innovate and grow. Our data and insights continue to provide the essential foundation that makes markets possible in the rapidly evolving world of commerce.

2020 PROXY STATEMENT 31

EXECUTIVE COMPENSATION

Business Performance

2019 was a year of progress at Nielsen. We delivered solid results, achieving or beating the goals we set out at the start of the year. For the first time since 2016, Global Connect grew organically.

For 2019:

•	Revenues down 0.3% versus prior year (up 1.7% on a constant currency[1] basis)

•	Adjusted EBITDA[1] up 0.2% versus prior year (up 1.4% on a constant current basis)

•	Free cash flow[1] up 0.9% over prior year

1	Please see Annex C for additional information and a reconciliation of Adjusted EBITDA, free cash flow and measures on a constant currency basis to financial measures derived in accordance with United States generally accepted accounting principles (“GAAP”).

2020 PROXY STATEMENT 32

EXECUTIVE COMPENSATION

Total Shareholder Return1

The chart below shows the value of a $100 investment in Nielsen stock over a three-year period beginning December 31, 2016 and ending December 31, 2019. We have compared our performance to the S&P 500 and to a market cap-weighted composite of the peer group we use to measure relative total shareholder return under our Long-Term Performance Plan as described under “– How Pay Decisions are Made – Long-Term Incentives – Performance Restricted Stock Units Awarded Under the Long-Term Performance Plan.”

NIELSEN HOLDINGS plc—THREE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN

1	We define total shareholder return as the change in stock price over the three-year period ended December 31, 2019, assuming monthly reinvestment of dividends.

2020 PROXY STATEMENT 33

EXECUTIVE COMPENSATION

Business Highlights for 2019:

Overall, some of our major achievements throughout the year include:

•	Increased financial discipline and operational progress.

•	Aligned our technology with each segment, driving greater end-to-end accountability.

•	Shifted our culture to that of a product-driven technology organization by developing clear product roadmaps allowing us to truly address our clients’ needs.

•	Progressed with the modernization of our architecture and the retiring of some legacy systems.

•	Created a stronger and more accountable sales culture which is a key component to bringing innovative products to our clients.

Global Media Segment Highlights for 2019:

In our Nielsen Global Media business, our digital transformation continues to be our top priority and thus we are investing where the market is headed to deliver the audience, content and outcomes solutions needed by our clients.

•

Google continued to adopt Nielsen Total Ad Ratings in their work with marketers to demonstrate the incremental reach of YouTube and have also begun to use our National TV data in their planning suite to help advertisers guide cross-platform investments across television and YouTube.

•

Nielsen Digital Ad Ratings continued to serve as currency measurement for platforms such as Hulu and Roku. We are also partnering with NBC Peacock to help further evolve measurement in the rapidly changing ad-supported video-on-demand landscape.

•

In February 2020, we released our newest Total Audience Report that for the first time ever offered a comprehensive look into the major streaming platforms. We leveraged data from Gracenote, as well as from Nielsen’s Subscription Video on Demand Content Ratings and our streaming meter.

•

Linear TV continues to be an important part of our business and our currency measurement, critical to our clients. We renewed every National TV contract that came up in 2019 with multi-year agreements and price escalators.

•

Addressable linear advertising is another expected future growth driver, and we’re investing in a tech stack aimed at delivering addressable ads at scale within linear broadcasts. Early in 2020, we launched a beta test of our new addressable platform with seven major US TV Networks such as A+E, AMC, CBS, Discovery, FOX, NBCUniversal and Warner.

•

Overall, it is an important transition period for Nielsen Global Media as we advance our digital transformation. We have a deliberate and disciplined transformation path and it highlights the importance of our key investments in Audience Measurement, both streaming and linear, and in our Plan/Optimize portfolio, both of which we will continue to scale on a global basis.

Global Connect Segment Highlights for 2019:

In our Nielsen Global Connect business, 2019 was a year of steady progress as we executed on our transformation and strengthened our leadership position in the global CPG and retailer ecosystems. We returned to growth for the full year for the first time in two years and expanded our margins.

•

Our US business improved as product investments enabled us to successfully defend and win market share. Nielsen is the only company with a global scale that is able to provide clients in every region of the world with data-driven insights to improve their performance.

•

We accelerated deployment of the Nielsen Connect platform, the CPG industry’s only open cloud-based measurement and analytics platform and we are live with key clients such as Coca-Cola, UNFI and Beiersdorf. The Nielsen Connect platform is an important driver of client renewal discussions, such as the recently renewed global, multi-year partnerships with Colgate and Kimberly Clark.

•

The broadest and deepest retail sales coverage is the foundation of our business. We are further building out coverage and adoption in fast-growing channels that are important to clients — Emerging Markets across all classes of trade, Ecommerce, Omnichannel, Hard Discounter, and Specialty Retail.

2020 PROXY STATEMENT 34

EXECUTIVE COMPENSATION

•

In February 2019, Nielsen announced that it is building a large-scale, comprehensive omnishopper consumer panel, the Omnishopper Panel in partnership with NPD. This marks a key milestone in the creation of Nielsen’s Total Consumer framework, which is set to modernize consumer measurement, industry-wide. The Omnishopper Panel pairs Nielsen’s trusted CPG measurement with NPD’s authoritative general merchandise consumer measurement to bring insight into today’s emerging omnishoppers, including all shoppers across all channels, and all products across all categories.

•	Predict / Activate unit came in ahead of our expectations in 2019, largely driven by strength in global analytics and a return to growth in innovation.

•

In February 2020, Pet Supplies Plus, the largest, neighborhood pet retailer in the U.S., announced a long-term, exclusive analytic relationship with Nielsen. With this agreement, Nielsen Global Connect will be the exclusive analytic collaborator to access Pet Supplies Plus’s in-store, e-commerce and key account data. This agreement allows Nielsen Global Connect to gain measurement data for over 500 Pet Supplies Plus stores, amplifying its industry-leading, total pet retail read for the U.S. market.

•

Our investments in analytics and ongoing momentum in innovation, as well as the Precima acquisition in January 2020 position us well. Precima enables Nielsen Global Connect to deepen its portfolio of personalized and addressable pricing, promotion and assortment capabilities by leveraging Precima’s consumer loyalty and retailer analytics solutions. This deal brings Precima’s loyalty data-backed collaboration programs and retail relationships to Nielsen Global Connect clients, globally.

•

Nielsen’s recent wins with European Marketing Distribution, the leading European retail alliance of independent retailers, and Intermarché, a major retailer in Europe, enable us to track supplier performance and engage with them on performance improvement, positioning us well for the future

•

Our strategy for Nielsen Global Connect is clear and we have a strong team in place committed to executing on our goals. Global Connect is well-positioned for success as a standalone company later this year.

Executive Compensation Overview

Nielsen’s executive compensation program is designed to motivate and reward our leadership team to deliver sustainable growth and financial performance while delivering long-term shareholder value. This proxy statement relates to 2019 performance and compensation, neither of which were affected by the COVID-19 pandemic. The COVID-19 pandemic has the potential to impact 2020 financial results and therefore compensation outcomes.

Key considerations in 2019 were:

2019 Advisory Vote on Executive Compensation

Each year, our shareholders vote on an advisory resolution to approve the pay of our NEOs. In 2019, approximately 71% of the votes cast at our annual general meeting of shareholders affirmed our executive compensation program. While this is below the level we’d like to see, we believe our executive compensation programs continue to work as intended.

The 2017 Long Term Performance Plan (“LTPP”) grants which matured on December 31, 2019 did not pay out due to the relative total shareholder return and free cash flow metrics not meeting the required threshold performance levels as described under “-Summary of NEO Pay Decisions – PSRU Payouts Under the 2017 LTPP”. In addition, the 2018 LTPP is also projected to be below the threshold levels required for any payout to occur.

We regularly engage in outreach to shareholders, including on our executive compensation program. In 2019, Nielsen was focused on the Strategic Review, which resulted in the decision to separate Nielsen Global Media and Nielsen Global Connect into two independent, separately traded companies. As such, investor engagement in 2019 was more limited and was largely focused on the Strategic Review. The executive compensation program was revised for 2020 to support this pending separation in the following ways:

•	The annual and long-term incentive programs were revised in anticipation of the separation taking place in 2020 (as described under “– How Pay Decisions are Made – 2020 Changes”.)

2020 PROXY STATEMENT 35

EXECUTIVE COMPENSATION

•	The executive teams for both sides of the business were restructured, including through recruitment and hiring of new senior executives.

Nielsen anticipates that additional program redesign will take place once the separation is complete, for implementation in 2021.

Pay for Performance

Nielsen has a strong culture of pay for performance which serves to align Company goals and performance with pay outcomes for the Company’s executives. Nielsen conducts quantitative assessments of business financial performance and also evaluates individual contributions toward key business objectives in order to differentiate rewards. NEOs participate in the same performance assessment process applicable to all managerial employees, including an annual performance appraisal and semi-annual individual peer rankings of performance and leadership impact.

Our NEOs participate in the same annual cash incentive plan that is applicable to all managerial employees, which in 2019 was funded based on full company annual revenue, adjusted EBITDA margin and free cash flow performance as described under “– How Pay Decisions are Made – Annual Incentive Plan 2019.”

Pay Competitively

Providing competitive pay opportunities is a hallmark of Nielsen’s compensation programs. The Compensation Committee reviews each NEO’s compensation annually and considers several factors when making pay decisions:

1.

Target total direct compensation, which consists of base salary, annual cash incentive opportunity and long-term incentive compensation, is benchmarked against compensation for executives serving in similar roles within a peer group of companies selected for their business relevance and size appropriateness to Nielsen;

2.

Target total direct compensation for NEOs is generally positioned within a range of the peer group median, but pay for a specific individual may be positioned high or low relative to median, based on a variety of factors, including individual performance, span of responsibilities, seniority and tenure, and retention risks;

3.

The mix of base salary, annual incentive and long-term incentives is reviewed annually to ensure a significant portion of NEO pay is at risk based on the achievement of performance objectives or the performance of our share price and to ensure the right focus on short-term and long-term performance, with an emphasis on the latter; and

4.	Other factors reviewed include changes in role or responsibilities, Company financial performance, and individual performance.

Variable Pay is At Risk

Nielsen’s compensation programs are designed so that a significant portion of each NEO’s compensation is at risk; meaning that the compensation is dependent on the achievement of challenging annual and long-term performance goals and/or the performance of our share price as laid out in the charts and tables below. At risk compensation is composed of annual cash incentive awards and equity-based awards and does not include fixed pay such as base salary. Long-term pay has historically been delivered exclusively in the form of equity to align the interests of the NEOs with the creation of value for our shareholders, and this was the case in 2019.

The chart below illustrates the elements of annual total direct compensation at target for Mr. Kenny, our CEO since December 2018. The next chart illustrates the target elements of total direct compensation for other NEOs in 2019. See “– Summary Compensation Table” for actual amounts earned by all NEOs in 2019. In all cases, the design of Nielsen’s compensation programs aligns closely with our peer group.

2020 PROXY STATEMENT 36

EXECUTIVE COMPENSATION

  CEO COMPENSATION STRUCTURE 2019

Elements of Total Direct Compensation	2019

Proportion of pay subject to specific quantitative performance criteria	60%

Proportion of pay at risk	87%

Proportion of pay delivered in the form of equity	67%

  OTHER NEOs AVERAGE COMPENSATION STRUCTURE 2019

Elements of Total Direct Compensation	2019

Proportion of pay subject to specific quantitative performance criteria	54%

Proportion of pay at risk	82%

Proportion of pay delivered in the form of equity	67%

2020 PROXY STATEMENT 37

EXECUTIVE COMPENSATION

Executive Compensation Elements

Element	Purpose	Key Characteristics

Base Salary	Attract and retain top talent

• The Compensation Committee considers a variety of factors including: (1) our pay for performance philosophy, (2) peer group market data, (3) the NEO’s individual performance and contributions to the success of the business in the prior year, (4) Company performance, (5) current pay mix, and (6) role changes.

Annual Incentive Plan (“AIP”)	Motivate NEOs to accomplish short-term business performance goals that contribute to long-term business objectives

• AIP award opportunities are determined each year by reference to (1) our pay for performance philosophy, (2) peer group benchmarking and general market survey data, (3) the NEO’s individual performance and contributions to the success of the business in the prior year, (4) Company performance, (5) current pay mix, (6) role changes, and (7) prior year award.

• In 2019, Revenue, Adjusted EBITDA Margin and Free Cash Flow were the performance metrics for the AIP:

• Adjusted EBITDA Margin and revenue are measured in combination with each other and represent a combined weighting of 70%; free cash flow, (weighted 30%)

• If either of the adjusted EBITDA Margin or revenue metrics fail to meet threshold (minimum) performance goals, there is no payout for the 70% portion of the AIP that is based on the achievement of these metrics.

Long-Term Incentive (“LTI”)	Deliver long-term sustainable performance and align executive rewards with long-term returns delivered to shareholders

• LTI award values are determined each year by reference to (1) our pay for performance philosophy, (2) peer group benchmarking and general market survey data, (3) the NEO’s individual performance and contributions to the success of the business in the prior year, (4) Company performance, (5) current pay mix, (6) role changes, and (7) prior year award

Performance Restricted Stock Units (“PRSUs”) under Long Term Performance Plan	Alignment with long-term shareholder return

• Subject to performance against three-year cumulative performance metrics. For 2019, they include:

• Revenue compounded annual growth rate (“revenue CAGR”), weighted 50%

• Adjusted Earnings per Share (“EPS”), weighted 50%.

• Relative total shareholder return acted as an overall performance modifier

• Generally represents 60% of the annual grant-date LTI value

Restricted Stock Units (“RSUs”)	Alignment with shareholder return and retention	• Service-based equity is delivered in RSUs • Four-year service-vesting • Generally represents 40% of the annual grant-date LTI value

Performance Stock Options (“PSOs”)	Alignment with long-term shareholder return

• Subject to a challenging stock price growth hurdle of 25% increase from the date of grant.

• Awards vest in 3 equal annual installments

• PSOs become exercisable only if:

• Stock price goal is achieved for a period greater than or equal to 21 consecutive trading days within three years from the date of grant

• Service vesting conditions are fulfilled

Health and Welfare Plans, Perquisites	Promote overall wellbeing and avoid distractions caused by unforeseen health/financial issues	• Health and Welfare plans generally available to other employees • De minimis financial planning and wellness services allowances

New Chief Legal Officer Compensation Arrangements

Mr. Callard was appointed Chief Legal Officer effective January 22, 2019 and became Chief Legal and Corporate Affairs Officer in June 2019.

His target annual compensation of $2,400,000 was positioned at the median of our market benchmarks and was comprised of:

Compensation Element	2019

Base Salary	$575,000

Annual Incentive	$625,000

Long-Term Incentives[1]	$1,200,000

1	Mr. Callard’s long-term incentive is comprised of 60% ($720,000) PRSUs and 40% ($480,000) service-based RSUs. PRSUs will be earned based on Nielsen achieving approved financial performance targets and vesting over the three-year period commencing January 1, 2020 provided Mr. Callard is an active employee on the vesting date. RSUs will vest in four equal annual installments commencing on the first anniversary of the grant date provided Mr. Callard is an active employee on the vesting date.

Mr. Callard also received a one-time hiring cash award of $250,000. Mr. Callard’s offer included the reimbursement of expenses incurred in financial planning of up to $15,000 and a health examination reimbursement of up to $2,500.

2020 PROXY STATEMENT 38

EXECUTIVE COMPENSATION

Summary of NEO Pay Decisions

Nielsen has a strong pay for performance culture which serves to align Company goals and performance with pay outcomes for executives. Below are the highlights of NEO pay for 2019:

•	PRSU threshold performance was not met for the 2017 – 2019 PRSU cycle, resulting in no payouts for awards that matured on December 31, 2019.

•

2019 AIP financial performance exceeded targets resulting in overall pool funding of 107.7%. Payout as a percentage of target for Mr. Kenny was 107.7%, for Mr. Callard was 110% and for Mr. Taft was 115%. Due to their resignations, Mr. Anderson and Ms. Phillips did not receive any payout under AIP for 2019.

•	Mr. Kenny’s target compensation was unchanged between 2018 and 2019.

•	The Compensation Committee approved an increase of $500,000 to Mr. Anderson’s LTI target in recognition of his taking over the additional responsibility as Chief Operating Officer (“COO”).

•

For the start of 2019, the Compensation Committee approved an increase of $50,000 to Ms. Phillips’ AIP target and an increase of $150,000 to her annual LTI target. Ms. Phillips also received a one-time cash award of $300,000 in recognition of her exceptional contributions to the strategic review and re-alignment of our technology and operations infrastructure with each business segment driving greater end-to-end accountability. The payment of this award was subject to meeting our 1H financial targets.

David Kenny

Mr. Kenny has served as our CEO since December 2018. Early in 2019, Mr. Kenny also took over as our Chief Diversity Officer. There were no changes to Mr. Kenny’s target compensation in 2019. Details of Mr. Kenny’s annual compensation are set out in the tables below. Mr. Kenny also received a payment of $2.5 million in February 2019 to compensate him for the loss of a cash retention award from his former employer when he joined us and was reimbursed $40,000 for legal fees incurred in connection with accepting his position with us.

	2018 Actual	2019 Target[1]	2019 Actual[1]	% Change from 2018

Base Salary	$75,000	N/A	$1,300,000	N/A

Annual Incentive	N/A	$1,925,000	$2,073,000	N/A

Long-Term Incentive	N/A	$7,000,000	$7,000,000	N/A

1	The amount under “2019 Target” represents the amount intended to be granted to, earned by and paid to Mr. Kenny. The amount under “2019 Actual” represents the amount actually granted to, earned by and paid to Mr. Kenny based on actual performance under the AIP. The amount for “Long-Term Incentive” is the value of the PRSU and RSU grants based on the closing price of our common stock on NYSE on the grant date. The value reported in the Summary Compensation Table may differ slightly, as that represents the accounting grant date fair value. As to the PRSU portion of the “Long-Term Incentive,” the amount included above assumes target level achievement.

In 2019, Mr. Kenny was granted the following long-term incentive equity awards:

Grant Date	Grant Type	# Units	Value[1]	Performance Period

March 1, 2019	RSU	103,781	$2,800,000	N/A

March 1, 2019	PRSUs	155,670	$4,200,000	2019 - 2021

1	This is the value intended to be granted by the Compensation Committee based on the closing price of our common stock on the grant date. Actual accounting grant date fair values reported in “Tables and Narrative Disclosure” will differ slightly. For the PRSUs, the amount reflected above assumes target level achievement.

David J. Anderson

Mr. Anderson served as our Chief Financial Officer from September 10, 2018 to December 31, 2019. In early 2019, Mr. Anderson was appointed COO in addition to his CFO responsibilities. In recognition of his additional responsibilities as COO, the Compensation Committee increased Mr. Anderson’s LTI target by $500,000.

2020 PROXY STATEMENT 39

EXECUTIVE COMPENSATION

Mr. Anderson also received a cash payment of $400,000 in March 2019 pursuant to the terms of his offer letter. Details of Mr. Anderson’s compensation are set forth in the tables below.

	2018 Actual[1]	2019 Target[2]	2019 Actual[2]		% Change from 2018

Base Salary	$240,000	N/A	$800,000		233%

Annual Incentive	$400,000	$800,000	$—	[3]	N/A

Long-Term Incentive	$2,250,000	$2,750,000	$2,750,000	[3]	22%

1	2018 Actual represents salary amount paid to Mr. Anderson from September 10, 2018 to December 31, 2018. The annual incentive award payment made to Mr. Anderson for 2018 was a guaranteed payment under the terms of his offer letter of employment.

2	The amount under “2019 Target” represents the amount intended to be granted to, earned by and paid to Mr. Anderson. The amount under “2019 Actual” represents the amount actually granted to, earned by and paid to Mr. Anderson based on actual performance under the AIP. The amount for “Long-Term Incentive” is the value of the PRSU and RSU grants based on the closing price of our common stock on NYSE on the grant date. The value reported in the Summary Compensation Table may differ slightly, as that represents the accounting grant date fair value. As to the PRSU portion of the “Long-Term Incentive,” the amount included above assumes target level achievement.

3	No annual incentive award was paid to Mr. Anderson for 2019 due to his resignation. However, under his separation agreement, a pro-rated portion of Mr. Anderson’s outstanding PRSUs (determined based upon his service from the beginning of the applicable performance period through December 31, 2019) will remain outstanding and eligible to vest. Mr. Anderson received accelerated vesting of a portion of each outstanding RSU award, determined as the number of RSUs scheduled to vest at the next vesting date pro-rated to reflect service since the last vesting date through December 31, 2019.

In 2019, Mr. Anderson was granted the following long-term incentive equity awards:

Grant Date	Grant Type	# RSUs/Options	Value[1]		Performance Period

March 1, 2019	RSUs	40,771	$1,100,000	[2]	N/A

March 1, 2019	PRSUs	61,156	$1,650,000	[3]	2019 - 2021

1	This is the value intended to be granted by the Compensation Committee based on the closing price of our common stock on the grant date. Actual accounting grant date values reported in “Tables and Narrative Disclosure” will differ slightly. As for the PRSUs, the amount reflected above assumes target level achievement.

2	Under his separation agreement, Mr. Anderson received accelerated vesting of a portion of each outstanding RSU award, determined as the number of RSUs scheduled to vest at the next vesting date pro-rated to reflect service since the last vesting date through December 31, 2019.

3	Under his separation agreement, a pro-rata portion of outstanding PRSUs (determined based upon his service from the beginning of the applicable performance period through December 31, 2019) will remain outstanding and eligible to vest through the end of the performance period.

George Callard

Mr. Callard has served as Chief Legal Officer since January 22, 2019 and became Chief Legal and Corporate Affairs Officer in June 2019. Since Mr. Callard was newly hired in 2019, no changes were made to his compensation during the year. Details of Mr. Callard’s annual compensation are set forth in the tables below. Mr. Callard was also paid a one-time hiring award of $250,000 in February 2019.

	2018 Actual	2019 Target[1]	2019 Actual[1]	% Change from 2018

Base Salary	N/A	N/A	$528,558	N/A

Annual Incentive	N/A	$625,000	$690,000	N/A

Long-Term Incentive	N/A	$1,200,000	$1,200,000	N/A

1	The amount under “2019 Target” represents the amount intended to be granted to, earned by and paid to Mr. Callard. The amount under “2019 Actual” represents the amount actually granted to, earned by and paid to Mr. Callard based on actual performance under the AIP. The amount for “Long-Term Incentive” is the value of the RSU and PRSU grants based on the closing price of our common stock on the NYSE on the grant date. The value reported in the Summary Compensation Table may differ slightly, as that represents the accounting grant date fair value. For the PRSU portion of the “Long-Term Incentive,” the amount included above assumes target level achievement.

In 2019, Mr. Callard was granted the following long-term incentive equity awards.

Grant Date	Grant Type	# RSUs/Options	Value[1]	Performance Period

March 1, 2019	RSUs	17,791	$480,000	N/A

March 1, 2019	PRSUs	26,686	$720,000	2019 - 2021

1	This is the value intended to be granted by the Compensation Committee based on the closing price of our common stock on the grant date. Actual accounting grant date values reported in “Tables and Narrative Disclosure” will differ slightly. For the PRSUs, the amount reflected above assumes target level achievement.

2020 PROXY STATEMENT 40

EXECUTIVE COMPENSATION

Nancy Phillips

Ms. Phillips served as Chief Human Resources Officer from January 9, 2017 to December 1, 2019 when she resigned from the Company. Following its annual review of Ms. Phillips’ compensation, the Compensation Committee increased her annual incentive target by $50,000 and her LTI target by $150,000. Details of Ms. Phillips’ annual compensation are set forth in the tables below. Ms. Phillips was also paid $300,000 in July 2019 as a one-time special cash award for her work on the Strategic Review.

	2018 Actual		2019 Target[1]	2019 Actual[1]		% Change from 2018

Base Salary	$500,000		N/A	$471,154		-6%

Annual Incentive	$—		$500,000	$—	[2]	0%

Long-Term Incentive	$1,300,000	[3]	$1,450,000	$1,450,000	[3]	11.5%

One-Time Long Term Retention Incentive	$2,600,000		N/A	$—		N/A

1	The amount under “2019 Target” represents the amount intended to be granted to, earned by and paid to Ms. Phillips. The amount under “2019 Actual” represents the amount actually granted to, earned by and paid to Ms. Phillips based on actual performance under the AIP. The amount for “Long-Term Incentive” is the value of the RSU and PRSU grants based on the closing price of our common stock on the NYSE on the grant date. The value reported in the Summary Compensation Table may differ slightly, as that represents the accounting grant date fair value. For the PRSU portion of the Long-Term Incentive, the amount included above assumes target level achievement.

2	Due to Ms. Phillips’ resignation on December 1, 2019 no annual incentive award was paid to her in 2019.

3	Due to Ms. Phillips’ resignation on December 1, 2019, she forfeited all PRSUs and RSUs subject to these grants.

In 2019, Ms. Phillips was granted the following long-term incentive equity awards:

Grant Date	Grant Type	# RSUs/Options	Value[1]	Performance Period

March 1, 2019	RSUs	21,497	$580,000	N/A

March 1, 2019	PRSUs	32,246	$870,000	2019 - 2021

1	This is the value intended to be granted by the Compensation Committee based on the closing price of our common stock on the grant date. Actual accounting grant date fair values reported in “Tables and Narrative Disclosure” will differ slightly. As to the PRSUs, the amount reflected above assumes target level achievement. Due to Ms. Phillip’s resignation on December 1, 2019, she forfeited all PRSUs and RSUs subject to these grants.

Christopher Taft

Mr. Taft was promoted to Senior Vice President and Corporate Controller and was also named duly authorized Chief Accounting Officer for the company on December 20, 2019. Details of Mr. Taft’s annual compensation are summarized in the table below. Mr. Taft was also paid a total of $75,000 as a one-time cash award in 2019 for his contributions in bringing the Strategic Review to a successful close.

	2018 Actual	2019 Target[1]	2019 Actual[1]	% Change from 2018[2]

Base Salary	$257,017	N/A	$281,769	10%

Annual Incentive	$60,000	$125,000	$144,000	140%

Long-Term Incentive	$50,000	$100,000	$100,000	100%

One-Time Long Term Retention Incentive	$150,000	N/A	$200,000	33%

1	The amount under “2019 Target” represents the amount intended to be granted to, earned by and paid to Mr. Taft. The amount under “2019 Actual” represents the amount actually granted to, earned by and paid to Mr. Taft based on actual performance under the AIP. The amount for “Long-Term Incentive” is the value of the RSU grants based on the closing price of our common stock on NYSE on the grant date. The value reported in the Summary Compensation Table may differ slightly, as that represents the accounting grant date fair value.

2	In January 2019, Mr. Taft was promoted from VP, Assistant Global Controller to VP, Interim Corporate Controller. Mr. Taft’s base salary was increased by $30,000, his 2019 annual incentive target by $45,000 and his 2019 long term incentive target by $50,000, in recognition of his expanded responsibilities.

2020 PROXY STATEMENT 41

EXECUTIVE COMPENSATION

In 2019, Mr. Taft was granted the following long-term incentive equity awards

Grant Date	Grant Type	# RSUs/Options	Value[1]	Performance Period

November 8, 2019	RSUs	4,914	$100,000	N/A

November 8, 2019[2]	RSUs	9,828	$200,000	N/A

1	This is the value intended to be granted by the Compensation Committee based on the closing price of our common stock on the grant date. Actual accounting grant date values reported in “Tables and Narrative Disclosure” will differ slightly

2	One-time long term incentive award of time-vesting RSUs. This award was granted to Mr. Taft as a key leader who will drive leadership and engagement through the separation. Mr. Taft was not granted any PRSUs in 2019 as he did not become eligible for a PRSU grant until 2020.

PRSU Payouts Under the 2017 LTPP

The performance period for our 2017 LTPP ended on December 31, 2019. PRSU grants under this plan were made in February 2017 and their grant date fair value was disclosed in our 2017 proxy statement. As of December 31, 2019, no PRSUs granted under the 2017 LTPP were held by NEOS. Such PRSUs held by Ms. Phillips were forfeited at the time of her separation.

2017 LTPP Performance

Plan Metrics Jan 1, 2017 – Dec 31, 2019		Final Results Based on Performance from Jan 1, 2017 – Dec 31, 2019

Elements	Performance Target for 100% Payout	Result	Weight	Payout Percentage

Free Cash Flow[1]	$2.8 billion	$1.950 billion	60%	0%

Relative Total Shareholder Return[2]	50th Percentile	0th Percentile	40%	0%

Total Shares	N/A	N/A	100%	0%

1	The free cash flow LTPP performance measure is the sum of free cash flow as reported in our Annual Report on Form 10-K for each of the fiscal years in the performance period, adjusted to eliminate foreign currency exchange translation impacts. The elimination of foreign currency exchange translation impacts for the 2017-2019 performance period reduced LTPP free cash flow performance results by $2 million. Please see Annex C for additional information on free cash flow in accordance with United States GAAP.

2	The relative total shareholder return LTPP performance measure is the change in our stock price over the three-year performance period, assuming monthly reinvestment of dividends, compared to that of a peer group of companies.

2017 LTPP Payouts

Below is a table of recent and projected future payouts under our LTPP. Our variable pay programs continue to operate as intended.

	2016	2017	Projected 2018

Payout Percentage	0%	0%	0%[1]

[1]	Current projection of all performance metrics under the plan is not yet available.

Realizable Pay

A significant portion of executive pay is “at risk” and is dependent upon on business performance and market conditions. The actual pay earned during the year either as cash or through vesting of previously granted equity awards is referred to as “realizable pay”. Realizable pay is different from the amounts reported in the Summary Compensation Table, which uses the accounting grant date fair value for equity awards.

We define realizable pay for any given year as the sum of:

•	Cash earned as base salary in that year;

•	Cash annual incentives and other bonuses earned in that year;

2020 PROXY STATEMENT 42

EXECUTIVE COMPENSATION

•	Intrinsic value (share price minus exercise price) of stock option awards vesting in that year using the closing price of our common stock as reported on the NYSE on the last trading day of that year;

•	Market value of equity awards vesting in that year using the closing price of our common stock as reported on the NYSE on the last trading day of that year; and

•	Value of financial planning reimbursements and executive wellness reimbursements as outlined under the “All Other Compensation” column of the Summary Compensation Table.

The table below presents the realizable pay for each of our NEOs for 2018 and 2019 and shows the total amount of compensation reported for each of our NEOs in the Summary Compensation Table for 2019.

Realizable Pay				Total Compensation in Summary Compensation Table

	2018	2019	Percentage Increase/(Decrease)	2019	+/- 2019 Realizable Pay[1]

David Kenny[2]	$75,000	$9,385,364	12,414%	$12,936,400	38%

David Anderson[2]	$640,000	$1,367,466	114%	$3,557,346	160%

George Callard	N/A	$1,470,058	N/A	$2,712,868	85%

Nancy Phillips[2]	$624,488	$1,381,495	121%	$2,247,054	63%

Christopher Taft	N/A	$523,018	N/A	$810,369	55%

1	In all cases, the realized pay in 2019 is significantly lower than the values disclosed in the Summary Compensation Table.

2	The realizable pay value for Messrs. Kenny and Anderson increased in 2019 due to this being the first full year of salary. Mr. Kenny also received a bonus for 2019 performance. In addition, Messrs. Kenny and Anderson and Ms. Phillips all received value for RSUs that vested in 2019.

NEO Compensation Practices

What We Do	What We Don’t Do

✓  Emphasize long-term equity in prospective pay increases

✓  Use share ownership guidelines to require all executive officers and non-employee directors to hold a significant amount of Nielsen stock

✓  Specify maximum payout thresholds on all individual awards granted under our AIP and LTPP

✓  Recoup both short-term and long-term incentive awards in the event of financial restatement as a result of intentional misconduct on the part of the executive, and where the award would have been lower as a result of the restatement.

✓  Include double trigger provisions for all plans that contemplate a change in control

Use excise tax gross-up agreements

Permit short-sales, hedging and pledging of shares

Provide tax gross-ups on perquisites

Provide dividend equivalents on unearned PRSUs granted under the LTPP

Re-price options without shareholder approval

2020 PROXY STATEMENT 43

EXECUTIVE COMPENSATION

2019 Pay Decisions and Performance

Total Company Financial Performance

Metric	Target	Result

Adjusted EBITDA Margin % at constant currency[1]	28.50%	28.5%

Revenue growth at constant currency[1]	1.2%	1.7%

Free Cash Flow	$550	$547MM

1	We calculate constant currency percentages by converting our prior-period local currency financial results using the current period foreign currency exchange rates and comparing these adjusted amounts to our current period reported results.

CEO Performance Assessment for David Kenny

Mr. Kenny’s performance was assessed on total Company financial performance (as described above under “– 2019 Pay Decisions and Performance – Total Company Financial Performance”) and his performance against the objectives presented below.

Objectives

Deliver our shareholder commitments

•

Reported revenues for the full year decreased 0.3% to $6,498 million up 1.7% on a constant currency basis, exceeding plan. The company’s practice is to focus primarily on constant currency results which are a better reflection of the underlying operating performance of the business. Adjusted EBITDA grew 1.4% on a constant currency basis compared to 2018, in line with our operating plan.

•

Revenues in the Connect business grew for the first time since 2016, up 0.7% on a constant currency basis to $3.057 million, driven by strong growth in our Measure products. The business executed on our transformation and strengthened our overall leadership position in the global CPG and retailer ecosystems. Developed markets in Connect grew at 0.2% at constant currency while emerging markets grew at 2.3% at constant currency.

•	Revenues in our Media business increased 2.6% on a constant currency basis to $3,441 million driven by strong performance in Audience Measurement (3.0% growth constant currency).

•	In 2019, our total shareholder return continued to trail broader markets, though declines were significantly mitigated compared to 2018.

•

We continued to align our portfolio with tuck-in acquisitions and divestitures. In 2019, we closed on acquisitions including Ebiquity’s Advertising Intelligence business, Sorenson Media and CCR International Research in South America. In addition, we divested our Music business.

Strategic Review

•

On November 7, 2019 Nielsen announced its intent to spin off the Global Connect business and operate as two independent publicly traded companies. This brought an end to a 15+ month strategic review process. Mr. Kenny played a central role in the process working with the Board and outside advisors to finalize the plan to separate the company. The review process included an in-depth analysis of our businesses, strategies and market opportunities.

•

In conjunction with the strategic review, Mr. Kenny also led the effort to develop fit-for-purpose capital structure targets for both companies at the time of spin. The quarterly dividend was adjusted from $0.35 to $0.06 per share effective December 2019. This is a key component of achieving the desired leverage ratios for each business by the time of the spin.

2020 PROXY STATEMENT 44

EXECUTIVE COMPENSATION

Develop the Leadership Team

•

Mr. Kenny established a culture of accountability and organized both the Global Connect and Global Media businesses to have clear goals, transparent metrics, and alignment between internal and external reporting. This allowed many of our leaders to shine, and was key to delivering consistent financial results during 2019.

•	Mr. Kenny led the hiring of a new Chief Legal Officer George Callard, after Eric Dale resigned in early 2019.

•

After the conclusion of the strategic review, Mr. Kenny also led the recruitment efforts to find the right talent for the next several years in both companies. Mr. Kenny led the hiring of Chief Human Resources Officer (Laurie Lovett), CFO (Linda Zukauckas), Global Connect CEO (David Rawlinson), Global Connect Chief Marketing Officer (Jacqueline Woods), Media Chief Product Officer (Eric Bosco) and Media Chief Growth Officer and President, International (Sean Cohan).

Create a diverse and inclusive culture

•	Assumed Chief Diversity Officer role in early 2019 to drive full accountability for diversity and inclusion in every aspect of our business.

•	Nielsen was recognized and awarded the No. 16 spot on the prestigious DiversityInc list of the 2019 Top 50 Companies for Diversity, moving up three places from 2018.

•

For the seventh consecutive year, Nielsen earned a 100% score on the Human Rights Campaign Foundation’s Corporate Equality Index and was recognized as a “Best Place to Work for LGBTQ Equality and earned equivalent recognition from HRC Mexico’s Equidad MX Index.

•

Nielsen earned the top 100% score on the Disability Equality Index and was recognized for the fifth year as “Best Place to Work for Disability Inclusion” by DisabilityINC and the American Association of People with Disabilities.

•

Filed an amicus brief with the US Supreme Court supporting lower court decisions to not add a citizenship question to the census. This is important to the integrity of our measurement businesses, and to ensure all Americans are counted by Nielsen.

Strengthen relationships with our clients and partners

•	Met with more than 100 CEOs of Media Companies, Retailers, CPG companies, Advertisers, Agencies, Sports Leagues, and Gaming Companies.

•	Secured key extensions/renewals with P&G, J&J, Unilever Europe, KraftHeinz, Colgate, Viacom, NBCU/Comcast, Entercom, Nexstar, and Discovery.

•	Mr. Kenny also helped with Nielsen’s perception as a forward leaning company with a CEO presence in Sun Valley and Davos, where he chaired Media, Entertainment, and Culture Governors.

•

Accelerated deployment of the Nielsen Connect platform where we are live with key clients such as Coca-Cola, UNFI and Beiersdorf. The Nielsen Connect platform is an important driver of client wins and renewal discussions, including recently renewed global, multi-year partnerships with Colgate and Kimberly Clark.

•

Linear TV continues to be an important part of our business and our currency measurement, critical to our clients. We renewed every National TV contract that came up last year with multi-year agreements and price escalators.

Performance Assessment

The AIP formula (see under “– How Pay Decisions are Made – Annual Incentive Plan 2019”) provided Mr. Kenny with an initial AIP payout of 107.7% of his target award opportunity. In addition to the Company financial performance, the Compensation Committee considered Mr. Kenny’s progress against challenging objectives in his first year and

2020 PROXY STATEMENT 45

EXECUTIVE COMPENSATION

approved a payout of $2,073,000, or 107.7% of Mr. Kenny’s target award opportunity. Mr. Kenny also received a payment of $2.5 million in February 2019 to compensate him for the loss of a cash retention award from his former employer when he joined us.

Performance Assessment for George Callard

Mr. Callard was assessed on total Company financial performance (as described above under “– 2019 Pay Decisions and Performance – Total Company Financial Performance”) and his performance against the objectives presented below.

Objectives

Strategic Review

Mr. Callard played a critical role throughout the Strategic Review process managing the many legal and regulatory matters that arose in connection with the process, as well as overseeing the due diligence process.

Corporate Governance

Mr. Callard continued to lead the governance aspects of the Company. In addition, Mr. Callard worked on the successful addition of a new Board member and the hiring of a new CHRO.

Acquisitions

Mr. Callard was instrumental in the closing of several “tuck-in” acquisitions as contemplated in our strategic plan. All were closed on time and in alignment with expected financial parameters.

Commercial Agreements

Mr. Callard and his team were also instrumental in the successful renewal of many critical commercial agreements with key Nielsen customers as set forth in our strategic plan.

Compliance, Integrity, Enterprise Risk Management and Security

Mr. Callard continued to build out best-in-class governance and integrity programs. Mr. Callard restructured the Compliance, Integrity, ERM and Security functions to ensure closer collaboration among responsible personnel. Mr. Callard also elevated the Chief Information Security Officer position to provide for direct reporting into the Chief Legal Officer, as well as advocating for the establishment of two Business Information Security Officer positions - assigned respectively to the Media and Connect businesses – to better align cyber security with the commercial and product teams.

Performance Assessment

The AIP formula (see under “– How Pay Decisions are Made – Annual Incentive Plan”) provided Mr. Callard an initial AIP payout of 107.7% of his target award opportunity. In addition to the Company financial performance, the Compensation Committee considered Mr. Callard’s progress against challenging objectives in his first year and approved a payout of $690,000, or 110% of Mr. Callard’s target award opportunity. Mr. Callard was also paid a one-time hiring award of $250,000 in February 2019.

Performance Assessment for Christopher Taft

Mr. Taft was assessed on total Company financial performance (as described above under “– 2019 Pay Decisions and Performance – Total Company Financial Performance”) and his performance against the objectives presented below.

2020 PROXY STATEMENT 46

EXECUTIVE COMPENSATION

Objectives

Strategic Review and Business Reorganization

Mr. Taft played a critical role in the financial diligence phase of the strategic review and led the effort on preparation of carve-out audited financial statements. Mr. Taft led the preparation of internal revisions of historical financial data that helped with the reorganization of the company into two standalone Global Media and Global Connect businesses.

New Lease Accounting Adoption and Implementation

Mr. Taft led the implementation of the new lease accounting standard including a system implementation, and updating of global accounting policies. With the new standard, the operating leases are now recorded on the balance sheet with a $0.5 billion impact of right of use assets and $0.6 billion impact of right of use liabilities at adoption.

Acquisitions

Mr. Taft led the accounting effort in the closing of several “tuck-in” acquisitions as contemplated in our strategic plan. All were closed on time and in alignment with expected financial parameters.

Corporate Governance

Mr. Taft played a key role in enhancing governance protocols for external financial reporting by improving the disclosure related controls.

Training and Development

Mr. Taft provided technical accounting training to entry-level and mid-career finance associates and actively mentored associates from the company’s financial leadership program and diverse leadership network program.

Performance Assessment

The AIP formula (see under “– How Pay Decisions are Made – Annual Incentive Plan 2019”) provided Mr. Taft an initial AIP payout of 107.7% of his target award opportunity. In addition to the Company financial performance, the Compensation Committee considered Mr. Taft’s progress against challenging objectives as Corporate Controller and approved a payout of $144,000, or 115% of Mr. Taft’s target award opportunity.

How Pay Decisions are Made

Annual Base Salaries

Base salary is the only fixed component of our executive officers’ compensation. The Compensation Committee considers benchmark compensation information for executives serving in similar positions at peer companies and general market survey data supplied by its compensation consultant, Meridian Compensation Partners, LLC (“Meridian”), to help ensure that base salaries of the Company’s executive officers are competitive in the marketplace and are serving their purpose to attract and retain top talent.

The Compensation Committee considers salary increases for the Company’s executive officers generally in 24-36+ month intervals unless there is a change in role or circumstances that warrant consideration.

Executive officers are not involved in determining their own compensation.

Annual Incentive Plan 2019

The purpose of the AIP is to motivate executives to accomplish short-term business performance goals that contribute to long-term business objectives. The Compensation Committee approves the applicable performance measures and performance targets under the AIP at the beginning of each year. At the beginning of the fiscal year

2020 PROXY STATEMENT 47

EXECUTIVE COMPENSATION

following the end of the performance period the Company’s and the executives’ actual achievement under the performance measures and performance targets is reviewed and assessed, and the Compensation Committee approves the cash amounts payable to such executives. The NEOs participate in the same incentive plan as the Company’s senior managers.

In determining the target opportunity for each NEO, the Compensation Committee considered benchmark compensation information for executives serving in similar positions at peer companies and general market benchmark data provided by Meridian; executives’ total direct compensation mix; changes in role and job responsibilities; and Company financial performance and individual performance.

Under the AIP, the maximum potential annual incentive payout for the NEOs is 200% of their annual incentive target.

Due to their resignations, neither of Mr. Anderson nor Ms. Phillips received a payout under the AIP for 2019.

Annual Incentive Plan Payout Formula

•

The amount at which the AIP funds and is available for payouts is derived formulaically based on adjusted EBITDA margin, revenue and free cash flow performance against a target and is expressed as a “funding percentage”; see – “Performance – Payout Formula” table below.

•	Initial individual payouts are determined by applying the “funding percentage” to the individual’s target award opportunity.

•	Final individual payouts are determined after a full assessment of:

•	Each individual’s contribution to overall Company performance; see “– 2019 Pay Decisions and Performance – Total Company Financial Performance”;

•	Other individual quantitative performance objectives; and

•	A qualitative assessment to take into account, as appropriate, degree of difficulty, extraordinary market circumstances, and leadership impact.

•	Based on the full assessment, individual payouts may be adjusted up or down from the initial payout to ensure that total performance is reflected in the final payouts.

•	Aggregate payouts under the AIP cannot exceed the amount of the funded plan pool.

•

Adjusted EBITDA margin and revenue metrics operate in combination with each other; while free cash flow operates independently. If either of the adjusted EBITDA Margin or revenue metrics fail to meet threshold performance goals, there is no payout for the 70% portion of the AIP that is based on the achievement of these metrics.

Performance targets are aggressive and achievable

•

In establishing the EBITDA margin, revenue and free cash flow targets, the Compensation Committee considered the Company’s historical performance against prior year targets and concluded that the process had been effective in establishing targets that were both aggressive and achievable.

The adjusted EBITDA margin, revenue and free cash flow performance targets are the Board-approved operating plan targets

•

The Compensation Committee believes that adjusted EBITDA margin, revenue & free cash flow metrics are highly correlated to the creation of value for our shareholders and are an effective measure of the NEOs’ contributions to short-term Company performance.

2020 PROXY STATEMENT 48

EXECUTIVE COMPENSATION

Funding formula and individual payouts

•

Revenue and adjusted EBITDA margin are measured in combination with one another, not independently (70% weight). Threshold performance must be achieved for both metrics in order for either to fund. 100% funding is accomplished when both metrics meet target performance as approved by the Compensation Committee at the beginning of the plan year. 200% funding is accomplished when both metrics meet maximum performance as approved by the Compensation Committee at the beginning of the plan year. Funding and payouts are capped at 200%. If either of the adjusted EBITDA margin or revenue metrics fail to meet threshold performance goals, there is no payout for this portion of the AIP.

Performance – Payout Formula

Adjusted EBITDA Margin and Revenue Performance-Payout Matrix			Growth vs Prior Year (Index%)	Revenue ($M)
				Threshold	Lower Mid	Target	Upper Mid	Maximum
				$6,450	$6,489.5	$6,529	$6,594	$6,659
				100%	100.6%	101.2%	102.2%	103.2%

Adjusted EBITDA Margin	Maximum	29.5%	100 bps	110%	130%	150%	175%	200%
	Upper Mid	29.0%	50bps	92.5%	108.75%	125%	150%	175%
	Target	28.5%	0 bps	75%	87.5%	100%	125%	150%
	Lower Mid	28.0%	(50)bps	62.5%	75%	87.5%	108.75%	130%
	Threshold	27.5%	(100) bps	50%	62.5%	75%	92.5%	110%

•

Free Cash Flow is measured independently (30% weight). A 100% funding percentage is achieved if performance meets the performance targets as approved by the Compensation Committee at the beginning of the plan year. If performance falls below the minimum threshold, no payouts are awarded for this portion of the AIP. Funding and payouts are capped at 200%.

	Free Cash Flow
Performance Milestones	Growth vs Prior Year (Index %)	Funding/ Initial Payout %[1]

Maximum	110.7%	200%

Exceptional	106.1%	150%

Target	101.5%	100%

Minimum	92.3%	50%

< Minimum	<92.3%	0%

1	The AIP funding percentage and initial payout percentage are determined using linear interpolation if actual performance falls between any two performance levels.

2019 Results

In February 2020, the Compensation Committee evaluated performance under the 2019 AIP. The Compensation Committee determined that the Company’s revenue performance exceeded targets while adjusted EBITDA margin and free cash flow performance met targets resulting in a funding percentage of 107.7%.

2020 PROXY STATEMENT 49

EXECUTIVE COMPENSATION

Long-Term Incentives

The purpose of long-term incentive awards is to focus executives on long-term sustainable performance and to align executive rewards with long-term returns delivered to shareholders. Currently, all long-term incentives are delivered as equity-based awards.

LTI MIX – 60% IS SUBJECT TO QUANTIFIABLE LONG-TERM PERFORMANCE GOALS

Equity-based awards are made to executives, other employees and directors pursuant to the Nielsen 2019 Stock Incentive Plan (the “2019 Plan”). Our goal is to provide at least 50% of the NEOs’ total direct compensation pay mix in long-term equity, progressing to 60% over time, and to have 60% of the LTI subject to quantifiable long-term performance metrics, which are granted as PRSUs.

Our practice is to grant the service-based portion of LTI as RSUs to align with market practice in the digital marketplace in which we compete for top talent and in recognition of our belief that RSUs incent executives to improve performance through share price appreciation. RSUs also provide a powerful retention effect.

Prior to finalizing award sizes, the Compensation Committee considers:

•	Current Company financial performance and individual performance;

•	General industry market benchmarks and peer group data provided by its compensation consultant, Meridian;

•	Executives’ total direct compensation mix and prior year award values; and

•	Changes in role and job responsibilities.

Performance Restricted Stock Units Awarded Under the Long-Term Performance Plan

2019 Plan

LTPP participants are awarded a target number of PRSUs that are earned subject to the Company’s performance against three cumulative three-year performance metrics. For the 2019 plan, there are two core metrics. 50% of the total LTPP award opportunity will be based on three-year revenue CAGR and the remaining 50% will be based on three year Adjusted EPS performance. Relative total shareholder return (rTSR) will act as a modifier such that the payout earned from the two core metrics will be adjusted by applying a multiplier whose size and direction up or down is based on our rTSR percentile positioning against the peer group.

Adjusted EPS is defined as GAAP EPS plus add backs which may include amortization related to acquired intangible assets, restructuring, and other non-operating items.

The performance period for the 2019 grant commenced on January 1, 2019 and ends on December 31, 2021. Grants are denominated in PRSUs and settled in Nielsen shares. Based on the performance at the end of the three-year period, executives may earn less or more than the target PRSUs granted. Revenue CAGR below 2% or Adjusted EPS

2020 PROXY STATEMENT 50

EXECUTIVE COMPENSATION

performance below 97.2% of target will result in zero percent payout for that metric. Payouts for each metric are calculated independently of each other. The maximum payout for each metric is 200%.

The table below summarizes the LTPP performance-payout matrix for the 2019 cycle.

Plan Design[1]

Metric	Weight		Threshold	Target	Maximum

Revenue CAGR	50%	Performance	2% CAGR	2.5% CAGR	3.0% CAGR

		Payout	50%	100%	200%

ADJUSTED EPS	50%	Performance	97.2%	100%	102.7%

		Payout	50%	100%	200%

1	The performance metrics operate independently.

The payouts earned from the two core metrics are adjusted by applying a multiplier whose size and direction up or down is based on our rTSR percentile positioning against the peer group. rTSR performance between the 40th and 60th percentile of the peer group does not warrant any modification to payouts earned based on revenue and Adjusted EPS performance. If the rTSR performance falls between the 60th and 75th percentile, a multiplier of 1.15 is applied to the payout earned based on core metrics. Similarly a multiplier of 1.25 is applied for rTSR performance falling above the 75th percentile of the peer group. No upside modifier is applied if one of the core metrics does not meet threshold performance.

On the downside, if rTSR performance falls between the 25th and 40th percentile, a multiplier of 0.85 is applied to the payout earned based on core metrics. Similarly a multiplier of 0.75 is applied for rTSR performance falling below the 25th percentile of the peer group. The illustration below summarizes how the modifier works.

Relative Total Shareholder Return Peer Group

Each year, the Compensation Committee reviews the peer group in order to determine the appropriate peer companies used to measure our rTSR for grants made that year under the LTPP. The peer group for determining achievement under rTSR is distinct from the peer group used to evaluate grants made that year and set compensation levels discussed under “— Compensation Practices and Governance — Benchmarking.” In their review of the peer group used to measure rTSR, the Compensation Committee considers the following:

•	Companies in businesses similar to Nielsen and/or representative of the markets it serves;

•	Companies with similar economic profiles to Nielsen; and

•	Companies with historical stock price correlation to Nielsen’s stock price.

2020 PROXY STATEMENT 51

EXECUTIVE COMPENSATION

Based on this review, the Compensation Committee made no changes to the 2018 rTSR peer group for 2019.

2019 LTPP Peer Group

Accenture plc	MSCI Inc.

Dun & Bradstreet Corporation	Omnicom Group, Inc.

Equifax Inc.	Publicis Groupe (ADR)

Experian plc	RELX (NV)

FactSet Research Systems Inc.	S&P Global, Inc.

Gartner Inc.	Thomson Reuters Corporation

IHS Markit Ltd.	Verisk Analytics, Inc.

The Interpublic Group of Companies, Inc.	Wolters Kluwer (NV/ADR)

IQVIA Holdings Inc. (formerly Quintiles IMS Holdings Inc.)	WPP plc (ADR)

Moody’s Corporation

2020 Changes

Recognizing that 2020 will be a transition year due to the planned spin-off of the Global Connect business, the Compensation Committee made the following changes to the 2020 performance plans:

•

2020 Annual Incentive Plan – The NEO’s will be assessed on the same company wide metrics as 2019, while other Nielsen employees will be assessed based on the business specific targets for the business to which they will be aligned post spin-off.

•

For the 2020 – 2022 LTPP Plan – NEOs will receive PRSUs earned based 50% on revenue and 50% on adjusted EPS performance (no change vs 2019). Recognizing the difficulty with measuring relative TSR performance for a company that will spin off into two companies, the relative TSR modifier will be removed from the PRSU design for the 2020 cycle only. The revenue growth and adjusted EPS performance will be measured based on a twelve month performance period however, the PRSUs will vest, to the extent earned, at the end of a three year period.

Compensation Practices and Governance

Compensation Committee

The Compensation Committee regularly reviews the philosophy and goals of the executive compensation program and assesses the effectiveness of compensation practices and processes. The Compensation Committee sets performance goals and assesses performance against these goals. The Compensation Committee considers management’s recommendations, the peer group benchmark compensation information and general market survey data provided by its independent consultant as well as the judgment of the CEO on the performance of his direct reports. The CEO does not participate in the Compensation Committee discussion regarding his own compensation. The Compensation Committee makes its decisions based on its assessment of both Nielsen and individual performance against goals, as well as on its judgment as to what is in the best interests of Nielsen and its shareholders.

The responsibilities of the Compensation Committee are described more fully in its charter, which is available on the Corporate Governance page of our website at www.nielsen.com/investors under Corporate Governance: Governance Documents: Compensation Committee Charter. In fulfilling its responsibilities, the Compensation Committee is entitled to delegate any or all of its responsibilities to subcommittees of the Compensation Committee. The Compensation Committee may delegate to one or more officers of the Company the authority to make grants and awards of cash or options or other equity securities to any non-Section 16 officer of the Company under the Company’s incentive-compensation or other equity-based plans as the Compensation Committee deems appropriate and in accordance with the terms of such plan; so long as such delegation is in compliance with the relevant plan and subject to the laws of England and Wales and the Company’s articles of association.

2020 PROXY STATEMENT 52

EXECUTIVE COMPENSATION

Independent Compensation Consultant

The Compensation Committee retains Meridian as its compensation consultant. Meridian has provided peer group benchmark compensation information, general market survey data, and perspectives and advice on executive and director compensation and related governance. Meridian and its affiliates did not provide any services to Nielsen or its affiliates in 2019 other than executive and director compensation consulting to the Compensation Committee. Discussions between Meridian and Nielsen management are limited to those discussions necessary to complete work on behalf of the Compensation Committee.

The Compensation Committee determined that Meridian and its lead consultant for Nielsen satisfy the independence factors described in the NYSE listing rules. The Compensation Committee also determined that the work performed by Meridian in 2019 did not raise any conflict of interest.

Benchmarking

The Compensation Committee uses a peer group of companies, selected for their business relevance and size appropriateness to Nielsen, as one of many considerations when making executive compensation pay decisions. To account for differences in Nielsen’s size compared to market benchmarks, the market data are statistically adjusted as necessary to allow for valid comparisons to similarly-sized companies. The peer group information may also be supplemented by general industry survey data selected by Meridian to provide reasonable benchmarks for a company of Nielsen’s size and business type. After a review by the Compensation Committee, the following are the 2019 peer group companies:

2019 Peer Group

Adobe Systems Incorporated	IHS Markit Ltd.

Alliance Data Systems Corporation	The Interpublic Group of Companies, Inc.

Automatic Data Processing, Inc.	IQVIA Holdings Inc.

Cognizant Technology Solutions Corporation	Moody’s Corporation

Equifax Inc.	Omnicom Group, Inc.

Experian plc	S&P Global, Inc.

Fiserv, Inc.	Thomson Reuters Corporation

Gartner, Inc.	Verisk Analytics, Inc.

Consideration of Risk

The Compensation Committee conducted a risk assessment of Nielsen’s 2019 pay practices, which included the review of a report from Meridian. As a result of this assessment, the Compensation Committee concluded that it believes that Nielsen’s pay programs are not reasonably likely to have a material adverse effect on Nielsen, its business and its value. Specifically, the Compensation Committee noted the following:

•	Good balance of fixed and at-risk compensation, including a good balance of performance in LTI plans.

•	Overlapping vesting periods that expose managers to consequences of their decision-making for the period during which the business risks are likely to materialize.

•	Adjusted EBITDA margin, revenue and free cash flow, all Company-wide financial metrics, funds annual incentives.

•	Payouts under the AIP and LTPP are capped at 200% of a recipient’s target award opportunity.

•

A small number of associates receive commission and sales incentive payments. Nielsen management completed an annual review of their commission and sales incentives to ensure that they do not provide employees with an incentive to take unexpected or higher levels of risk.

•

Nielsen introduced a share purchase plan in 2016, which provides employees with the opportunity to purchase shares through payroll deduction. The purchase of shares aligns the interests of employees with the interests of shareholders and increases employee focus on longer-term performance. As of December 2019, the program has been rolled out to ~55% of global associates.

2020 PROXY STATEMENT 53

EXECUTIVE COMPENSATION

•	Executive compensation is benchmarked annually.

•	Compensation Committee retains an independent consultant.

•	Significant share ownership requirements for executives and independent directors.

•	Nielsen has a compensation clawback policy and anti-hedging policy.

•	Short-sales, hedging and pledging of shares subject to share ownership requirements is prohibited.

•	Nielsen has a robust code of conduct and whistleblower policy.

Share Ownership Guidelines

To ensure strong alignment of executive interests with the long-term interests of shareholders, executives are required to accumulate and maintain a meaningful level of share ownership in the Company.

The table below presents the guidelines and actual share ownership as of December 31, 2019 for each of our NEOs.

Name	Guideline	Guideline Shares[1]	Share Ownership[2]

Mr. Kenny	6 x salary	384,200	600,392

Mr. Anderson	3 x salary	118,200	86,175

Mr. Callard	1 x salary	28,300	18,646

Ms. Phillips	1 x salary	N/A	N/A

Mr. Taft	1 x salary	17,200	18,138

1	The guideline shares were reset using $20.30, the closing price of our common stock on the NYSE on December 31, 2019.

2	Eligible shares include beneficially-owned shares held directly or indirectly, jointly-owned shares and unvested RSUs.

Other Policies and Guidelines

Perquisites

We provide our NEOs with limited perquisites, reflected in the “All Other Compensation” column of the Summary Compensation Table and described in the footnotes. NEOs may claim financial planning and executive wellness expenses capped each year at $15,000 and $2,500, respectively. In very limited circumstances, we may permit NEOs and their family members to access our contractual arrangement for private aircraft for their personal use. None of the NEOs used the aircraft for personal use in 2019. In certain circumstances, where necessary for business purposes, we also provide reimbursement for relocation expenses.

Severance

We believe that severance protections play a valuable role in attracting and retaining key executive officers. The terms of our policy are described in further detail under “– Tables and Narrative Disclosure – Potential Payments Upon Termination or Change in Control”.

Change in Control

Equity awards made in 2011 or later, under the Amended and Restated Nielsen 2010 Stock Incentive Plan (“2010 Plan”) and the Nielsen 2019 Stock Incentive Plan (“2019 Plan”) do not vest automatically solely in the event of a change in control. The treatment of unvested equity awards upon a change in control is described in further detail under “– Tables and Narrative Disclosure – Potential Payments Upon Termination or Change in Control.”

Clawback Policy

Our clawback policy requires the CEO and his executive direct reports, in all appropriate cases, to repay or forfeit any bonus, short-term incentive award or amount, or long-term incentive award or amount awarded to the executive, and any non-vested equity-based awards previously granted to the executive if:

•

The amount of the incentive compensation was calculated based upon the achievement of certain financial results that were subsequently the subject of a restatement or the correction of a material error;

2020 PROXY STATEMENT 54

EXECUTIVE COMPENSATION

•	The executive engaged in intentional misconduct that caused or partially caused the need for the restatement or caused or partially caused the material error; and

•	The amount of the incentive compensation that would have been awarded to the executive, had the financial results been properly reported, would have been lower than the amount actually awarded.

Short-Sales, Hedging and Pledging Prohibition

As part of our securities trading policy, all employees, including our NEOs and non-employee directors, are prohibited from engaging in short-selling of our securities, trading activity designed to profit from fluctuations in the price of our securities or in hedging transactions involving our securities (including forward contracts, swaps, exchange funds, puts, calls, options). In addition, no employees, including our NEOs and non-employee directors, may purchase the Company’s securities on margin, borrow against any account in which the Company’s securities are held, or pledge the Company’s securities as collateral for a loan, without first obtaining preclearance.

Other Benefits

The CEO and other NEOs are eligible to participate in the health and welfare, defined contribution 401(k), and deferred compensation plans made available, per eligibility requirements, to all employees.

Tax Implications

The Compensation Committee takes into account the various tax and accounting implications of compensation. When determining amounts of equity grants to executives and employees, the Compensation Committee also examines the accounting cost associated with the grants.

Certain of the Company’s incentive compensation programs are intended to allow the Company to make awards to executive officers that are deductible under Section 162(m) of the Internal Revenue Code as qualifying performance-based compensation, which provision otherwise sets limits on the tax deductibility of compensation paid to a company’s most highly compensated executive officers. Commencing with the Company’s 2018 fiscal year, the performance-based compensation exception to the deductibility limitations under Section 162(m) no longer applies (other than with respect to certain “grandfathered” performance-based awards granted prior to November 2, 2017), and the deduction limitation under Section 162(m) generally applies to compensation paid to any of our then current or former named executive officers. The Compensation Committee may continue to seek ways to limit the impact of Section 162(m) of the Internal Revenue Code. However, the Compensation Committee believes that the tax deduction limitation should not compromise the Company’s ability to establish and implement compensation and incentive programs that support the compensation objectives discussed above. Accordingly, achieving these objectives and maintaining required flexibility in this regard is expected to result in compensation that is not deductible for federal income tax purposes.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (or any amendment thereto).

Submitted by the Compensation Committee of the Company’s Board of Directors:

Harish Manwani (Chairperson)

Guerrino De Luca

Lauren Zalaznick

Nancy Tellem

2020 PROXY STATEMENT 55

EXECUTIVE COMPENSATION

TABLES AND NARRATIVE DISCLOSURE

Summary Compensation Table

The following table presents information regarding compensation to our NEOs for the periods indicated.

Name and Principal Position	Year	Salary ($)	Bonus[1] ($)	Stock Awards[2] ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation[3] ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation[4] ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
David Kenny Chief Executive Officer and Chief Diversity Officer	2019	1,300,000	2,500,000	7,000,000	—	2,073,000	—	63,400	12,936,400
	2018	75,000	1,500,000	15,142,776	3,086,901	—	—	—	19,804,677
David Anderson Chief Financial Officer and Chief Operating Officer	2019	800,000	—	2,750,000	—	—	—	7,346	3,557,346
	2018	240,000	400,000	1,125,007	1,125,002	—	—	6,462	2,896,470

George Callard Chief Legal and Corporate Affairs Officer	2019	528,558	250,000	1,200,000	—	690,000	—	44,310	2,712,868

Nancy Phillips Chief HR Officer	2019	471,154	300,000	1,450,000	—	—	—	25,900	2,247,054
	2018	500,000	—	2,490,207	1,300,002	—	—	27,885	4,318,093
	2017	480,769	—	1,294,370	—	450,000	—	285,091	2,510,230
Christopher Taft Chief Accounting Officer	2019	281,769	75,000	300,000	—	144,000	—	9,600	810,369

1	Bonus
For Mr. Kenny, $2,500,000 was paid in February 2019 to compensate Mr. Kenny for the loss of a cash retention award from his former employer. For 2018, the $1,500,000 amount shown was paid in December 2018 to compensate for the loss of the 2018 annual incentive payout from his former employer.
For Mr. Callard, the $250,000 amount shown in 2019 was paid in February 2019 as a one-time hiring cash award.
For Ms. Phillips, the $300,000 amount shown in 2019 was paid in July 2019 as a special one-time cash award due to her work on the strategic review.
For Mr. Taft, $25,000 was paid in July 2019 as a one-time cash award. $50,000 was paid in November 2019 as a one-time cash award for his contributions to bring the strategic review to successful close.

2	Stock Awards
Represents the aggregate grant date fair value of the equity-based awards granted to each NEO calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (the “FASB ASC Topic 718”). For a discussion of the assumptions and methodologies used to value the awards reported in column (e), please see Note 12 “Stock-Based Compensation” to our audited consolidated financial statements, included in our Annual Report on Form 10-K for the year ended December 31, 2019. All numbers exclude estimates of forfeitures. No awards were subject to re-pricing or material modifications. Further, in accordance with the SEC’s rules, dividend equivalents that accrued on the executives’ RSUs and PRSUs granted in 2019 are not reported above because dividends were factored into the grant date fair value of these awards.

Values for awards made in 2019:
PRSUs – Target amounts granted on March 1, 2019 under the LTPP, based on the probable outcome of the relevant performance conditions – Messrs. Kenny — $3,832,595, Anderson — $1,505,661, Callard — $657,009 and Ms. Phillips — $793,897. The maximum award value at the date of grant are as follows: Messrs. Kenny — $7,665,191, Anderson — $3,011,321, Callard — $1,314,019 and Ms. Phillips — $1,587,793. Upon his termination, Mr. Anderson retained 20,330 PRSUs that remain eligible to vest if the applicable performance metrics are achieved. Ms. Phillips forfeited her PRSU award upon her voluntary termination from the company. Of the PRSUs granted in 2019 that vest based on achievement of the Revenue CAGR performance goals, the grant date fair value was computed in accordance with FASB ASC Topic 718 based upon the probable outcome of the performance conditions as of the grant date. Assuming the highest level of performance achievement as of the grant date, the grant date fair value of the PRSUs that vest based on achievement of Revenue CAGR would have been: Mr. Kenny — $3,832,595; Mr. Anderson — $1,505,661; Mr. Callard — $657,009; and Ms. Phillips — $793,897. Of the PRSUs granted in 2019 that vest based on the achievement of the EPS performance goals, the grant date fair value was computed in accordance with FASB ASC Topic 718 based upon the probable outcome of the performance conditions as of the grant date. Assuming the highest level of performance achievement as of the grant date, the grant date fair value of the PRSUs that vest based on the achievement of cumulative EPS would have been: Mr. Kenny — $3,832,595; Mr. Anderson — $1,505,661; Mr. Callard — $657,009; and Ms. Phillips — $793,897. As all PRSU payouts are subject to modification based on relative TSR performance, the grant-date value of the PRSUs reflects the application of FASB ASC Topic 718 as it pertains to awards with ‘market conditions’.

2020 PROXY STATEMENT 56

EXECUTIVE COMPENSATION

Regular Annual RSUs – Amounts were awarded to the NEOs on March 1, 2019 as follows: Messrs. Kenny — $2,800,011, Anderson — $1,100,002, Callard — $480,001 and Ms. Phillips — $579,989. Ms. Phillips forfeited her RSU award upon her voluntary termination from the company. Upon termination, Mr. Anderson received accelerated vesting of 8,902 RSUs, the pro-rata portion. RSUs were granted to Mr. Taft on November 8, 2019 — $100,000.
Other RSUs – RSUs were granted to Mr. Taft on November 8, 2019 — $200,000.

3	Annual incentive amounts for performance in 2019 were paid 100% in cash on March 6, 2020.

4	All Other Compensation (2019 values)
Mr. Kenny: financial planning expenses: $15,000; retirement plan contributions: $8,400; reimbursement of legal fees incurred in connection with accepting his position at Nielsen: $40,000,
Mr. Anderson: retirement plan contributions: $7,346.
Mr. Callard: financial planning expenses: $1,500; relocation expenses: $41,152; retirement plan contributions: $1,659.
Ms. Phillips: financial planning expenses: $15,000; executive wellness expenses: $1,500; and retirement plan contributions: $8,400.
Mr. Taft: retirement plan contributions: $8,400; Health Savings Account Plan contributions: $1,200.

2020 PROXY STATEMENT 57

EXECUTIVE COMPENSATION

Grants of Plan-Based Awards in 2019

The following table presents information regarding grants to our NEOs during the fiscal year ended December 31, 2019.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold[3] (#) (c)		Target[4] (#) (d)		Maximum[5] (#) (e)		All Other Stock Awards: Number of Shares of Stocks or Units (#) (i)		All Other Options Awards: Number of Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards[6] ($) (l)

David Kenny		962,500	1,925,000	3,850,000	—		—		—		—		—	$—	—

	3/1/2019	—	—	—	77,835		155,670		311,340		—		—	$—	3,832,595

	3/1/2019	—	—	—	—		—		—		103,781		—	$—	2,800,000

David Anderson		—	—	—	—		—		—		—		—	$—	—

	3/1/2019	—	—	—	30,578	[2]	61,156	[2]	122,312	[2]	—		—	$—	1,505,661

	3/1/2019	—	—	—	—		—		—		40,771	[2]	—	$—	1,100,000

George Callard		312,500	625,000	1,250,000	—		—		—		—		—	$—	—

	3/1/2019	—	—	—	13,343		26,686		53,372		—		—	$—	793,897

	3/1/2019	—	—	—	—		—		—		17,791		—	$—	480,000

Nancy Phillips		—	—	—	—		—		—		—		—	$—	—

	3/1/2019	—	—	—	16,123	[2]	32,246	[2]	64,492	[2]	—		—	$—	793,897

	3/1/2019	—	—	—	—		—		—		21,497	[2]	—	$—	580,000

Christopher Taft		62,500	125,000	250,000	—		—		—		—		—	$—	—

	11/8/2019	—	—	—	—		—		—		4,914		—	$—	100,000

	11/8/2019	—	—	—	—		—		—		9,828	[7]	—	$—	200,000

1	Reflects the cash incentive opportunities under the AIP for 2019, assuming a 50% (threshold), 100% (target) and 200% (maximum) achievement level, as described under “ — Compensation Discussion and Analysis — How Pay Decisions Are Made — Annual Incentive Plan 2019.” Cash incentive amounts actually earned by the NEOs in 2019 are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. The right to receive an AIP payout was forfeited by Mr. Anderson and Ms. Phillips in connection with their departures from the Company.

2	This equity was forfeited in part by Mr. Anderson and in total by Ms. Phillips in connection with their departures from the Company.

3	Represents 50% of the number of PRSUs awarded under the LTPP for February awards.

4	Represents the number of PRSUs awarded under the LTPP for February awards.

5	Represents 200% of the number of PRSUs awarded under the LTPP for February awards.

6	Represents the grant date fair values computed in accordance with FASB ASC Topic 718 of the RSUs and PRSUs. See footnote 2 to the Summary Compensation Table for additional information.

7	Represents a special one-time award of RSUs.

2020 PROXY STATEMENT 58

EXECUTIVE COMPENSATION

Outstanding Equity Awards at 2019 Fiscal Year-End

The following table presents information regarding the outstanding equity awards held by each of our NEOs as of December 31, 2019.

		Option Awards[5]					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable[1]	Number of Securities Underlying Unexercised Options Unexercisable[1]	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options[1]	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested[2]	Market Value of Shares or Units of Stock That Have Not Vested[4]	Equity Incentive Plan awards: Number of unearned shares, units or other rights that have not vested[3]	Equity Incentive Plan awards: market or payout value of unearned shares, units or other rights that have not vested[4]
		(#)	(#)		($)		(#)	($)	(#)	($)

David Kenny	12/3/2018	—	—	750,000	40.00	12/3/2025	—	—	—	—

	12/3/2018	—	—	—	—	—	56,895	1,154,965	—	—

	12/3/2018	—	—	—	—	—	340,629	6,914,773	—	—

	12/3/2018	—	—	367,031	28.19	12/3/2025	—	—	—	—

	3/1/2019	—	—	—	—	—	—	—	155,670	3,160,101

	3/1/2019	—	—	—	—	—	108,770	2,208,040	—	—

David Anderson[6]	10/26/2018	—	—	—	—	—	29,449	597,816	—	—

	10/26/2018	—	—	312,429	24.60	10/26/2025	—	—	—	—

	3/1/2019	—	—	—	—	—	—	—	40,826	828,768

	3/1/2019	—	—	—	—	—	33,829	686,732	—	—

George Callard	3/1/2019	—	—	—	—	—	—	—	26,686	541,726

	3/1/2019	—	—	—	—	—	18,646	378,521	—	—

Nancy Phillips[6]	11/13/2017	—	—	—	—	—	—	—	—	—

	2/21/2018	—	—	—	—	—	—	—	—	—

	10/26/2018	—	—	—	—	—	—	—	—	—

	3/1/2019	—	—	—	—	—	—	—	—	—

Christopher Taft	10/20/2016	1,197	399	—	54.05	10/20/2023	—	—	—	—

	10/20/2016	—	—	—	—	—	200	4,062	—	—

	11/13/2017	—	—	—	—	—	767	15,562	—	—

	10/26/2018	—	—	—	—	—	1,620	32,877	—	—

	11/8/2019	—	—	—	—	—	4,929	100,058	—	—

	11/8/2019	—	—	—	—	—	9,858	200,115	—	—

1	The option awards prior to 2017 vest ratably on each of the four anniversaries following the grant date. The award of 750,000 premium stock options granted on December 3, 2018 to Mr. Kenny vest ratably over 3 years and carry an exercise price of $40+ requiring growth of 42%+ over the stock price on the date of grant before they become valuable. The performance stock option awards of 367,031 to Mr. Kenny and 312,429 to Mr. Anderson that were granted in 2018 vest ratably on each of the three anniversaries following the grant date and are only exercisable if the stock price growth target is achieved for 21 or more consecutive days within the three-year period.

2	The RSU awards are subject to vesting schedules as follows:

•	The October 20, 2016 award to Mr. Taft time-vests ratably on each of the four anniversaries of the grant date. The November 13, 2017 awards time-vest ratably quarterly beginning January 18, 2018.
•	October 26, 2018 awards to Mr. Anderson and to Ms. Phillips vest ratably on each of the three anniversaries of the grant date. The other October 26, 2018 award to Mr. Taft vests quarterly.
•

The Make Whole December 3, 2018 award to Mr. Kenny vests ratably on each of the four anniversaries of the grant date. The New Hire December 3, 2018 award to Mr. Kenny vests on the third anniversary of the award.

•	March 1, 2019 awards to Messrs. Kenny, Anderson and Callard and Ms. Phillips time-vest ratably on each of the four anniversaries of the grant date.
•	The November 8, 2019 award to Mr. Taft time-vests quarterly. The other November 8, 2019 award to Mr. Taft time-vests 25% on the first anniversary and 75% on the second anniversary of the grant date.

2020 PROXY STATEMENT 59

EXECUTIVE COMPENSATION

3	The PRSUs are subject to vesting as follows:

•

The February 21, 2018 awards are scheduled to vest on December 31, 2020 based on the achievement of free cash flow, Revenue CAGR and relative total shareholder return over a three-year performance period (January 1, 2018 – December 31, 2020).

•

The March 1, 2019 awards are scheduled to vest on December 31, 2021 based on the achievement of adjusted EPS and Revenue CAGR with a modifier of relative total shareholder return over a three-year performance period (January 1, 2019 – December 31, 2021).

Provided that the NEO remains employed through the end of the applicable performance period, the PRSUs become vested, earned and non-forfeitable in respect of a number of shares of our common stock based on the Compensation Committee’s determination following the end of the applicable performance period of the level of achievement.

In the table above for 2019, the number and market value of PRSUs that vest based on relative total shareholder return, Revenue CAGR and free cash flow reflect target performance through December 31, 2019. The actual numbers of shares that will be distributed in respect of the PRSUs are not yet determinable. The 2018 awards are projected to pay zero.

4	Market value is based on $20.30 per share, the closing price of our common stock on the NYSE on December 31, 2019.

5	For information on vesting upon specified termination events or a change in control, see “– Potential Payments Upon Termination or Change in Control.”

6	In connection with their departures, Mr. Anderson and Ms. Phillips’ unvested stock options, RSUs and PRSUs were forfeited.

2020 PROXY STATEMENT 60

EXECUTIVE COMPENSATION

Option Exercises and Stock Vested in 2019

The following table presents information regarding the value realized by each of our NEOs upon the exercise of option awards or the vesting of stock awards during the fiscal year ended December 31, 2019.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting[1]	Value Realized on Vesting[2]
Name	(#)	($)	(#)	($)

David Kenny	—	—	170,313	3,457,354

David Anderson	—	—	27,954	572,306

George Callard [3]	—	—	—	—

Nancy Phillips	—	—	29,204	602,994

Christopher Taft	—	—	1,096	25,628

1	Includes shares of Nielsen stock received from the vesting of previously granted RSUs.

2	Reflects the fair market value on the vesting date multiplied by the number of shares vested.

3	Mr. Callard was hired in 2019; none of his awards vested in 2019.

Nonqualified Deferred Compensation for 2019

The Company offers a voluntary nonqualified deferred compensation plan in the United States, which allows selected executives the opportunity to defer a significant portion of their base salary and incentive payments to a future date. Earnings on deferred amounts are determined with reference to designated mutual funds. Eligible employees may contribute up to 75% of their base salary and up to 80% of their annual incentive award.

The following table presents information regarding non-qualified deferred compensation arrangements with each of our NEOs during the fiscal year ended December 31, 2019.

	Executive Contributions in Last FY1	Registrant Contributions in Last FY	Aggregate Earnings in Last FY2	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE[3]
Name	($)	($)	($)	($)	($)

David Kenny	130,000	—	3,371	—	140,489

David Anderson	—	—	—	—	—

George Callard	—	—	—	—	—

Nancy Phillips	—	—	—	—	—

Christopher Taft	—	—	—	—	—

1	Mr. Kenny’s 2019 contribution of $130,000 was made from salary and is included in the Salary column in the Summary Compensation Table.

2	Amounts in this column are not reported as compensation for fiscal year 2019 in the “Summary Compensation Table,” since they do not reflect above-market or preferential earnings. Deferrals may be allocated among investment options that generally mirror the investment options available under our qualified 401(k) plan. Of the available investment options, the rate of return during 2019 was a range from 2.04% to 31.47%.

3	Of the amount reported in this column, $130,000 was previously reported in the Summary Compensation Table.

Potential Payments Upon Termination or Change in Control

The information in this section describes the potential payments and benefits that our NEOs would have received under the Nielsen Holdings plc Severance Policy for Section 16 Officers and United States-Based Senior Executives (the “Severance Policy”), the 2010 Plan and the 2019 Plan and the applicable award agreements thereunder, assuming the specified triggering events occurred on the last business day of fiscal 2019 (December 31, 2019).

2020 PROXY STATEMENT 61

EXECUTIVE COMPENSATION

The information below does not include: (1) payments and benefits to the extent they are provided generally to all salaried employees and do not discriminate in scope, terms or operation in favor of the NEOs; (2) distributions under our pension plans; and (3) distributions under our non-qualified deferred compensation plan.

Summary of Potential Payments Upon Termination or Change in Control

Compensation Element	Change in Control	Termination without Cause or for Good Reason Outside of Change in Control[1] Protection Period[2]	Termination without Cause or for Good Reason During the 24 Months Following a Change in Control	Termination due to Death or Disability	Retirement[3]

Severance,	N/A

CEO – Pay continuation during the severance period[4] consisting of two times the sum of base salary and the average of the annual incentive payment paid for the prior 3 years

Other NEOs – Pay continuation during the severance period consisting of one times the sum of base salary and the average of the annual incentive payment paid for the prior 3 years

CEO – Pay continuation during the severance period consisting of two times the sum of base salary and the average of the annual incentive payment paid for the prior 3 years

Other NEOs – Pay continuation during the severance period consisting of two times the sum of base salary and the average of the annual incentive payment paid for the prior 3 years

				N/A	N/A

Annual Incentive Award	N/A	A pro-rata portion of the annual incentive award payable in a lump sum for the year in which the termination takes place (based on actual performance).	A pro-rata portion of the annual incentive award payable in a lump sum for the year in which the termination takes place (based on actual performance).	N/A	N/A

Health & Welfare Benefits	N/A	Continued health and welfare benefits for the NEO and his or her covered family members for the duration of the severance period.	Continued health and welfare benefits for the NEO and his or her covered family members for the duration of the severance period.	N/A	N/A

Stock Options	All unvested options will vest upon a change in control if the acquiring entity does not agree to assume such options.[5]

A pro-rata portion of the options that are scheduled to vest on the next vesting date following the NEO’s termination will vest upon the date of termination, with such pro-rata portion determined based on the number of days the NEO was employed from the immediately preceding vesting date through the date of termination, relative to 365 days.

			If, during the two-year period following a change in control, the NEO is terminated under circumstances that would give rise to his or her right to severance under any severance policy or agreement, the assumed options will fully vest.	All unvested options that were granted in 2015 or after vest on the date of termination. .	Unvested options are forfeited

2020 PROXY STATEMENT 62

EXECUTIVE COMPENSATION

Compensation Element	Change in Control	Termination without Cause or for Good Reason Outside of Change in Control[1] Protection Period[2]	Termination without Cause or for Good Reason During the 24 Months Following a Change in Control	Termination due to Death or Disability	Retirement[3]

Performance Stock Options

All unvested options will vest immediately, for both service and performance conditions, upon a change in control if the acquiring entity does not agree to assume such options. If the options are assumed, the performance criteria will be considered satisfied and service vesting of the options will continue to vest in accordance with their terms.

		A pro-rata portion of the PSOs that are scheduled to vest on the next vesting date following the NEO’s termination will service vest upon the date of termination, with such pro-rata portion determined based on the number of days the NEO was employed from the immediately preceding vesting date through the date of termination, relative to 365 days, provided the performance vesting condition has been met prior to the Share Price Goal End Date.	If, prior to the final Service Vesting Date and following a change in control, the NEO is terminated under circumstances that would give rise to his or her right to severance under any severance policy or agreement, assumed options will fully vest.	All unvested options will become immediately fully vested and exercisable on the date of termination without regard to either the service or performance vesting criteria.	Unvested options are forfeited

Premium Stock Options

All unvested options will vest immediately upon a change in control if the acquiring entity does not agree to assume such options.

If the options are assumed, they will continue to vest in accordance with their terms.

A pro-rata portion of the options that are scheduled to vest on the next vesting date following the NEO’s termination will vest upon the date of termination, with such pro-rata portion determined based on the number of days the NEO was employed from the immediately preceding vesting date through the date of termination, relative to 365 days.

			If, during the two-year period following a change in control, the NEO is terminated under circumstances that would give rise to his or her right to severance under any severance policy or agreement, assumed options will fully vest.	All unvested options vest on the date of termination.	Unvested options are forfeited

RSUs	All unvested RSUs will vest upon a change in control if the acquiring entity does not agree to assume such RSUs. If the RSUs are assumed, they will continue to vest in accordance with their terms.	A pro-rata portion of the RSUs that are scheduled to vest on the next vesting date following the NEO’s termination will vest upon the date of termination, with such pro-rata portion determined based on the number of days the NEO was employed from the immediately preceding vesting date through the date of termination, relative to 365 days.	If, during the two-year period following a change in control, the NEO is terminated under circumstances that would give rise to his or her right to severance under any severance policy or agreement, assumed RSUs will fully vest.	All unvested RSUs vest on the date of termination.	Unvested RSUs are forfeited

2020 PROXY STATEMENT 63

EXECUTIVE COMPENSATION

Compensation Element	Change in Control	Termination without Cause or for Good Reason Outside of Change in Control[1] Protection Period[2]	Termination without Cause or for Good Reason During the 24 Months Following a Change in Control	Termination due to Death or Disability	Retirement[3]

PRSUs

All unvested PRSUs will vest upon a change in control (based on the target number of PRSUs subject to each outstanding award) if the acquiring entity does not agree to assume such PRSUs.

If the PRSUs are assumed, then they will become vested at the target level of performance (without regard to the achievement of the applicable performance criteria) on the last day of the applicable three-year performance period, if the NEO remains employed by the Company or its successor on such date.

The NEO remains eligible to earn a number of PRSUs equal to the product of (i) the total number of PRSUs that would have become vested based on the level of attainment of the applicable performance goals if the NEO had remained employed through the end of the three-year performance period, and (ii) a fraction, the numerator of which is the number of days in the performance period that have elapsed through the date of termination, and the denominator of which is 1095.

			If, during the two-year period following a change in control, the NEO is terminated under circumstances that would give rise to his or her right to severance under any severance policy or agreement, assumed PRSUs will vest at the target level of performance (without regard to the achievement of the applicable performance criteria).	All unvested PRSUs vest on the date of termination (based on the target number of PRSUs subject to each outstanding award).

The NEO remains eligible to earn a number of PRSUs equal to the product of (i) the total number of PRSUs that would have become vested based on the level of attainment of the applicable performance goals if the NEO had remained employed through the end of the three-year performance period, and (ii) a fraction, the numerator of which is the number of days in the performance period that have elapsed through the date of termination, and the denominator of which is 1095.

As described in the immediately preceding column, if the termination occurs following a change in control, then all PRSUs subject to the award will vest at the target level upon such termination.

1	Change in control is defined in the Severance Policy and includes the acquisition of shares of the Company representing more than 40% of the Company’s capital stock; merger, consolidation or reorganization where pre-transaction shareholders do not continue to hold at least 50% of the Company’s voting power; change in majority of the Board within a 12-month period; and liquidation, dissolution or a material asset sale.

2	The change in control protection period is defined as the 24 month period following a change in control event.

3	“Retirement” means (i) any statutorily mandated retirement date required under applicable law or (ii) such other retirement date as may be approved by the Company. On a case by case basis, the Compensation Committee may approve the continuation of vesting of unvested equity awards upon an NEO’s retirement.

4	“Severance period” means (x) for the CEO, the 24-month period immediately following the termination date and (y) for the other NEOs, if the termination date falls outside of the change in control protection period, the 12-month period immediately following the date of termination and, if the termination date falls within the change in control protection period, the 24-month period immediately following the termination date.

5	Mr. Kenny’s awards, and all awards granted under the 2019 Plan, can only be substituted for awards of stock publicly traded in the U.S. or UK.

The severance payments and benefits consisting of salary continuation, pro-rata annual incentive award and health and welfare benefits continuation are provided pursuant to the terms of the U.S. Severance Policy for Section 16 Officers and Senior Executives, which applies to the CEO, CFO and other NEOs. Such payments and benefits are subject to their compliance with certain restrictive covenants as described under “–Restrictive Covenants” and their execution (without revocation) of a general waiver and release of claims.

2020 PROXY STATEMENT 64

EXECUTIVE COMPENSATION

If, on December 31, 2019, an NEO’s employment had been terminated without cause by the Company, or the NEO had resigned for good reason, each would have received total payments and benefits as shown in the following table:

Severance Payments and Benefits

	Multiple of Base Salary and Average of Prior Three-Year Bonus paid[2]	Base Salary x Multiple $	Average of Prior Three-Year Bonus paid x Multiple $	Annual Incentive Award $	Health & Welfare Benefits $	Total $

David Kenny	2x	2,600,000	3,850,000	2,073,000	16,300	8,539,300

David Anderson[1]	1x	800,000	800,000	—	8,150	1,608,150

George Callard	1x	575,000	625,000	690,000	8,150	1,898,150

Nancy Phillips[1]	1x	500,000	333,333	—	8,150	841,483

Christopher Taft	1x	350,000	85,000	144,000	8,150	587,150

1	Neither Mr. Anderson nor Ms. Phillips were entitled to severance payments and benefits in connection with their departure from the Company.

2	In the event of a termination by the Company without cause or by the NEO for good reason during the change in control protection period, the multiple of base salary and average of prior three-year bonus paid is 2x for all NEOs.

2020 PROXY STATEMENT 65

EXECUTIVE COMPENSATION

In addition, under the applicable form of award agreement under the 2010 Plan or the 2019 Plan if, on December 31, 2019, the NEO’s employment had been terminated for one of the reasons set forth in the table below, the NEO would have been entitled to receive accelerated vesting and/or post-termination continued vesting with respect to the long-term incentive awards granted to such NEO prior to such date as described in the table below and the corresponding footnotes:

NEO[4,5]	Termination Due to Death or Disability $		Termination by the Company without Cause or the NEO for Good Reason $		Retirement $

David Kenny

Stock Options	7,450,729	(1)	—		—

RSUs	10,277,779	(2)	7,790,559	(2)	—

PRSUs	3,160,101		—		—

Total	20,888,609		7,790,559		—

David Anderson

Stock Options	6,525,009		—		—

RSUs	1,465,258	(2)	327,520	(2)	—

PRSUs	1,241,467		—		—

Total	9,231,733		327,520		—

George Callard

Stock Options	—		—		—

RSUs	378,521	(2)	79,061	(2)	—

PRSUs	541,726	(3)	—		—

Total	920,247		79,061		—

Nancy Phillips

Stock Options	—		—		—

RSUs	—		—		—

PRSUs	—		—		—

Total	—		—		—

Christopher Taft

Stock Options	—		—		—

RSUs	352,674	(2)	15,178	(2)	—

PRSUs	—		—		—

Total	352,674		15,178		—

1	The amount shown is calculated by multiplying (a) the total number of unvested options held by the NEO on December 31, 2019 that would have been accelerated on that date, as described in the “Summary of Potential Payments Upon Termination or Change in Control” table by (b) the difference between (i) $20.30, which was the closing price of a common share of the Company on the NYSE on December 31, 2019 and (ii) the applicable exercise price of the unvested options. Options that had an exercise price above the December 31, 2019 closing price are not reflected in the table.

2	The amount shown is calculated by multiplying (a) the total number of unvested RSUs held by the NEO on December 31, 2019 that would have been accelerated on that date, as described in the “Summary of Potential Payments Upon Termination or Change in Control” table by (b) $20.30, which was the closing price of a common share of the Company on the NYSE on December 31, 2019.

3	The amount shown is calculated by multiplying (a) the total target number of unvested PRSUs that were granted in 2015 or after, held by the NEO on December 31, 2019 that would have been accelerated on that date, as described in the “Summary of Potential Payments Upon Termination or Change in Control” table by (b) $20.30, which was the closing price of a common share of the Company on the NYSE on December 31, 2019.

4	No amount has been included for the pro-rata portion of the PRSUs that continue to be eligible to vest because, as of the date hereof, it is not known if, or at what level, the applicable performance metrics will be achieved. If such termination had occurred following a change in control the PRSUs would have vested at target. For these amounts, see table below “Accelerated Vesting of Equity Awards if Not Assumed in Change in Control”.

5	Ms. Phillips was not entitled to severance benefits in connection with her departure from the Company.

2020 PROXY STATEMENT 66

EXECUTIVE COMPENSATION

In addition, on a change in control, if the acquiring entity does not assume the awards or provide for the issuance of substitute awards on an equitable basis, any unvested options or RSUs granted in 2016 and 2017 under the Amended and Restated Nielsen 2010 Stock Incentive Plan, would become vested and exercisable in full, and any unearned, unvested PRSUs under the LTPP would become vested at 100% of the target award. Mr. Kenny’s awards, and all awards granted under the 2019 Plan, can only be substituted for awards of stock publicly traded in the U.S. or UK. As of December 31, 2019, the value of any accelerated vesting of options and RSUs would be as set forth in the table below.

Accelerated Vesting of Equity Awards if Not Assumed in Change in Control1, 2

Name	Grant Date	Unvested Options	Exercise Price	Unvested RSUs	Unvested PRSUs	Fair Market Value as of 12/31/2019	Value of Accelerated Unvested Options & RSUs & PRSUs

David Kenny	12/3/2018	750,000	$40.00	—	—	$20.30	$—

	12/3/2018	—	$—	56,895	—	$20.30	$1,154,965

	12/3/2018	—	$—	340,629	—	$20.30	$6,914,773

	12/3/2018	367,031	$28.19	—	—	$20.30	$—

	3/1/2019	—	$—	—	155,670	$20.30	$3,160,101

	3/1/2019	—	$—	108,770	—	$20.30	$2,208,040

							$13,437,880

David Anderson	10/26/2018	321,429	$24.60	—	—	$20.30	$—

	10/26/2018	—	$—	29,449	—	$20.30	$597,815

	3/1/2019	—	$—	—	61,156	$20.30	$1,241,467

	3/1/2019	—	$—	42,731	—	$20.30	$867,442

							$2,706,724

George Callard	3/1/2019	—	$—	—	26,686	$20.30	$541,726

	3/1/2019	—	$—	18,646	—	$20.30	$378,521

							$920,247

Christopher Taft	10/20/2016	399	$54.05	—	—	$20.30	$—

	10/20/2016	—	$—	200	—	$20.30	$4,062

	11/13/2017	—	$—	767	—	$20.30	$15,562

	10/26/2018	—	$—	1,620	—	$20.30	$32,877

	11/8/2019	—	$—	4,929	—	$20.30	$100,058

	11/8/2019	—	$—	9,858	—	$20.30	$200,115

							$352,674

1	If the awards were assumed and the NEO was terminated under circumstances entitling him or her to severance immediately following the change in control, the executive’s equity awards would receive the same accelerated vesting treatment as shown in the table above.

2	Ms. Phillips was not entitled to severance benefits in connection with her departure from the Company.

Terms of Mr. Anderson’s Separation from the Company

In connection with Mr. Anderson’s departure, the Company has agreed to pay Mr. Anderson $1,300,000 payable in two installments on January 9, 2020 and July 1, 2020, subject to restrictive covenants. In addition, according to his separation agreement, the pro-rated portion of Mr. Anderson’s outstanding PRSUs will remain outstanding and eligible to vest. Mr. Anderson received accelerated vesting of a pro-rata portion of each outstanding PRSU and RSU award, determined as the number of PRSUs or RSUs scheduled to vest at the next vesting date pro-rated to reflect service since the last vesting date through December 31, 2019. Except as provided above, Mr. Anderson forfeited any outstanding unvested equity awards.

2020 PROXY STATEMENT 67

EXECUTIVE COMPENSATION

Restrictive Covenants

Pursuant to the terms of restrictive covenant agreements executed in conjunction with their offer letters, the NEOs have agreed not to disclose any Company confidential information at any time during or after their employment with Nielsen. In addition, they have agreed that, for the duration of their severance period following a termination of their employment with Nielsen, they will not solicit Nielsen’s employees or customers or materially interfere with any of Nielsen’s business relationships. They have also agreed not to act as an employee, investor or in another significant function in any business that directly or indirectly competes with any business of the Company.

CEO Pay Ratio Compared to Median Employee

2019 Compensation

CEO, David Kenny[1]	$12,936,400

Median Employee	$32,646

Compensation Ratio	396:1

1	Mr. Kenny has been our CEO since December 3, 2018

Methodology

In 2017, we identified our median employee using our global employee population as of October 1, 2017. We determined that, as of October 1, 2017, our employee population consisted of 47,614 individuals working across the globe. Our employee population, after excluding our non-U.S. employees (2,371) and an estimated number of employees from our recent acquisitions (2,100), as permitted by the SEC’s rules, as described below, consisted of 43,143 individuals.

Under the SEC’s rules, we are permitted to exclude from our employee population used to determine the median employee up to 5% of our non-US associates provided that all associates from those jurisdictions are excluded. We excluded the following jurisdictions and corresponding number of associates.

Country	Employee Count

Algeria	126

Belarus	68

Kazakhstan	220

Montenegro	16

Nepal	42

Nicaragua	39

Sri Lanka	187

Tanzania	33

Tunisia	25

Uganda	34

Venezuela	158

Vietnam	1,423

We excluded from our employee population those who became employees as a result of our acquisitions of Gracenote, Rhiza, vBrand and Visual IQ and estimate that we excluded approximately 2,100 individuals.

After applying the permitted adjustments to our employee population, we consistently applied a compensation measure of base salary for the annual period from October 1, 2016 through September 30, 2017 and determined that our median employee is located in Latin America.

2020 PROXY STATEMENT 68

EXECUTIVE COMPENSATION

We have determined that there has been no change in our overall employee population or employee compensation arrangements during the last completed fiscal year that would significantly impact the ratio of the total annual compensation for our CEO to the median of the annual total compensation of all our employees (other than our CEO) (the “CEO Pay Ratio”). The median employee we identified in 2017 and used in calculation our CEO pay ratio for 2018 is no longer with Nielsen. As permitted by SEC rules, we identified a substitute median employee whose 2017 compensation was substantially similar to the original median employee’s 2017 compensation, based on the same compensation measure used to select the original median employee. In order to calculate the ratio, we used the CEO’s 2019 total compensation reported in the Summary Compensation Table and determined the median employee’s 2019 total compensation assuming that employee’s compensation would have been reportable in the Summary Compensation Table. Such median employee’s total compensation for 2019 included base salary, annual incentive payments, the fair value of equity grants made in 2019, allowances received and Company contributions towards retirement plans.

Approximately 9% of our global employees are part-time and/or temporary/seasonal workers.

As of October 1st, 2017 Nielsen employed approximately 22,000 employees in data operations including those who are engaged in field acquisition of data in areas where data cannot be electronically obtained and in panel administration (field and call centers). These field auditors visit smaller retail stores to measure and record inventory movement and perform price checks. Approximately 80% of these data operations employees work outside of the U.S., throughout the world.

No exemptions from our calculation were taken based on data privacy or cost of living.

If we were to calculate the CEO pay compared to the median employee of our global workforce excluding the field workers the ratio would be 254:1. The ratio of our CEO’s compensation to the median employee located in the United States is 123:1.

This CEO pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the CEO pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

2020 PROXY STATEMENT 69

In accordance with the requirements of the UK Companies Act 2006, the UK Annual Report and Accounts contains:

1.	a statement by the Chairperson of the Compensation Committee of the Board of Directors (the “Chairperson’s Statement”);

2.	a directors’ compensation policy (the “Directors’ Compensation Policy”); and

3.	the annual report on directors’ compensation (the “Annual Report on Directors’ Compensation”), setting out directors’ compensation for the year ended December 31, 2019.

The Chairperson’s Statement and the Annual Report on Directors’ Compensation (collectively the “Directors’ Compensation Report”) is reproduced in Annex A to this proxy statement and the Directors’ Compensation Policy is reproduced in Annex B. An annual non-binding advisory shareholder vote is required on the Directors’ Compensation Report. While the results of this vote are non-binding and advisory in nature (which means the Directors’ entitlements to compensation are not conditional upon the resolution being passed), the Board intends to carefully consider the results of this vote. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal.

The Directors’ Compensation Policy was approved by shareholders at our 2018 Annual Meeting on May 22, 2018 for a period of up to three years and is, therefore, not required to be put to shareholders for approval at this year’s Annual Meeting. It is intended that, unless required earlier, the Company’s shareholders will next be asked to approve the Directors’ Compensation Policy at the 2021 annual general meeting of shareholders.

The Board of Directors recommends that the shareholders vote “FOR” the approval of the Directors’ Compensation Report (items 1 and 3 above).

2020 PROXY STATEMENT 70

The ordinary resolution described in this Proposal No. 7 is required under the UK Companies Act for the Company to issue equity securities and is customary for public limited companies incorporated under the laws of England and Wales. This authorization is required as a matter of English law and is not otherwise required for companies listed on the NYSE or organized within the United States.

Under the UK Companies Act 2006, directors are, with certain exceptions (such as in connection with employees’ share schemes), unable to allot, or issue, shares without being authorized either by the shareholders in a general meeting or by a company’s articles of association.

The Company proposes that the shareholders at the Annual Meeting generally and unconditionally, subject to the provisions of our articles of association and the UK Companies Act 2006, authorize the directors of the Company, in accordance with section 551 of the UK Companies Act 2006, to exercise all the powers of the Company to allot shares in the Company and to grant rights to subscribe for or to convert any security into shares in the Company up to an aggregate nominal amount of €8,317,758.21.

The amount set forth above will authorize the directors to allot new equity securities in the Company up to a nominal amount of €8,317,758.21 (which represents an amount that is approximately equal to one-third of the aggregate nominal value of the issued share capital of the Company as of March 20, 2020, being the latest practicable date prior to the printing of this proxy statement).

Unless previously renewed, revoked or varied, the authority conferred by this Proposal No. 7 shall apply in substitution for all existing authorities under section 551 of the UK Companies Act 2006 and expire on May 12, 2025, unless previously renewed, varied or revoked by the Company in a general meeting, save that the Company may, before such expiry make offers or enter into agreements which would or might require shares to be allotted or rights to subscribe for, or to convert any security into, shares to be granted after such expiry and the directors may allot shares or grant such rights in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired.

Approval of this proposal does not affect any shareholder approval requirements of the NYSE for share issuances, such as in connection with certain acquisitions or in connection with raising additional capital. The Company will continue to be subject to NYSE shareholder approval requirements.

If this proposal is approved, our Board may allot equity securities up to the aggregate nominal value of equity securities set forth above until May 12, 2025. If shareholders do not approve this proposal, we would be required to seek shareholder approval of the authority to allot equity securities, including to raise capital or to engage in merger and acquisition activity where the Company may want to issue shares, at a future general meeting.

The Board of Directors recommends that the shareholders vote “FOR” the authorization of the Board of Directors to allot equity securities.

2020 PROXY STATEMENT 71

The special resolution proposed in this Proposal No. 8 is required under the UK Companies Act 2006 and is customary for public limited companies incorporated under the laws of England and Wales. This authorization is required as a matter of English law and is not otherwise required for companies listed on the NYSE or organized within the United States.

In addition to the authorization to allot securities as set forth in Proposal No. 7, under the UK Companies Act 2006, the issuance of equity securities that are to be paid for wholly in cash (except shares held under an employees’ share scheme) must be offered first to the existing equity shareholders in proportion to their holdings, unless a special resolution (i.e. a resolution approved by at least 75% of votes cast) has been passed in a general meeting of shareholders disapplying statutory pre-emption rights. Unlike most companies listed on the NYSE which have no similar restrictions, our Board can only disapply pre-emptive rights in respect of such issuances upon authorization from our shareholders.

The Company proposes that, subject to the passing of the resolution included in Proposal No. 7, the directors of the Company be generally empowered to: (i) (in accordance with section 570 of the UK Companies Act 2006) allot equity securities (as defined in section 560 of the UK Companies Act 2006) for cash pursuant to the authority granted by Proposal No. 7; and/or (ii) (pursuant to section 573 of the UK Companies Act 2006) sell ordinary shares held by the Company as treasury shares for cash, in each case free of the restriction in section 561 of the UK Companies Act 2006, up to an aggregate nominal amount of €8,317,758.21 (which represents an amount that is approximately equal to one third of the aggregate nominal value of the issued share capital of the Company as of May 20, 2020, being the latest practicable date prior to the printing of this proxy statement). This resolution would give the directors the ability to raise additional capital by selling ordinary shares for cash or conduct a rights issue without first offering them to existing shareholders in proportion to their existing shareholdings. Absent this ability, our flexibility to use our share capital to pursue strategic transactions or finance growth would be severely limited.

Unless previously renewed, revoked or varied, the power conferred by this resolution shall apply in substitution for all existing powers under section 570 of the UK Companies Act 2006 and expire on May 12, 2025, unless previously renewed, varied or revoked by the Company in a general meeting, save that the Company may, before such expiry make offers or enter into agreements which would or might require equity securities to be issued (and/or treasury shares to be sold) after such expiry and the directors may issue equity securities (and/or sell treasury shares) in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired.

Under the UK Companies Act 2006, the Company must seek authorization to allot equity securities without the application of pre-emptive rights at least as often as it is required to seek authorization to allot equity securities. If this proposal is approved, our Board may allot equity securities without the application of pre-emptive rights until May 12, 2025. If shareholders do not approve this proposal, we would be required to seek shareholder approval of the authority to allot equity securities without the application of pre-emptive rights at a future general meeting of shareholders.

The affirmative vote of at least 75 percent of the votes cast at the Annual Meeting is required to approve this Proposal No. 8.

The Board of Directors recommends that the shareholders vote “FOR” the authorization of the Board of Directors to allot equity securities without rights of pre-emption.

2020 PROXY STATEMENT 72

Under the UK Companies Act 2006, we may only repurchase ordinary shares in accordance with specific procedures for “off market purchases” of such shares because, and solely for the purposes of the UK Companies Act 2006, any repurchase of our shares through the NYSE constitutes an “off market” transaction. As such, these repurchases may only be made pursuant to a form of share repurchase contract that has been approved by our shareholders. In addition, we must only conduct share repurchases under these contracts through counterparties approved by our shareholders. These approvals, if granted, will be valid for five years. Approval of the forms of contracts and counterparties is not an approval of the share repurchase program or the amount or timing of any repurchase activity. The Company will repurchase shares at its discretion in accordance with a repurchase program to be approved by the Board. There can be no assurance as to whether the Company will repurchase any of its shares or as to the amount of any such repurchases or the prices at which such repurchases may be made, save as set out below.

Material Contract Terms

We are seeking approval of two share repurchase contract forms. The form of agreement attached as Annex D to this proxy statement provides that the counterparty will purchase shares on the NYSE at such prices and in such quantities as Nielsen may instruct from time to time, subject to the limitations set forth in Rule 10b-18 of the Exchange Act, as amended. The agreement provides that the counterparty will purchase the ordinary shares as principal and sell any ordinary shares purchased to Nielsen in record form.

The form of agreement attached as Annex E to this proxy statement is a form of repurchase plan which we may execute from time to time to purchase a specified dollar amount of ordinary shares on the NYSE each day if our ordinary shares are trading below a specified price. The amount to be purchased each day, the limit price and the total amount that may be purchased under the agreement will be determined at the time the agreement is executed. The agreement provides that the counterparty will purchase the ordinary shares as principal and sell any ordinary shares purchased to Nielsen in record form.

The agreements are similar to the forms of agreement approved as part of our redomiciliation to the UK from the Netherlands in 2015 and pursuant to which the Company has been undertaking share repurchases since 2015.

Counterparties for Approval

We may only enter into share repurchase contracts with counterparties approved by our shareholders. As a result, we are seeking approval to conduct repurchases through any of the counterparties (or their subsidiaries or affiliates from time to time) set out in Annex F to this proxy statement.

Copies of the share repurchase contracts and the list of repurchase counterparties will be made available for shareholders to inspect at the Company’s registered office at Nielsen House, John Smith Drive, Oxford, OX4 2WB, United Kingdom, for the period of 15 days ending on the date of the Annual Meeting. Copies of the share repurchase contracts and list of repurchase counterparties also will be available for inspection at the Annual Meeting.

Under the UK Companies Act 2006, we must seek authorization for share repurchase contracts and counterparties at least every five years. If this proposal is approved, we may repurchase shares pursuant to the form of contracts attached at Annex D and Annex E with the approved counterparties set out in Annex F until May 12, 2025.

The Board believes that the Company would benefit by approving this Proposal No. 9 for a five year period. For example, to the extent the Board believes that our shares may be undervalued at the market levels at which they are then trading, repurchases of our share capital may represent an attractive investment for us. Such shares could be used for any valid corporate purpose, including use under our compensation plans, sale in connection with the

2020 PROXY STATEMENT 73

APPROVAL OF FORMS OF SHARE REPURCHASE COUNTERPARTIES

exercise of outstanding options, or for acquisitions, mergers or similar transactions. The reduction in our issued capital resulting from any such purchases will increase the proportionate interest of the remaining shareholders in our net worth and whatever future profits we may earn. However, the number of shares repurchased, if any, and the timing and manner of any repurchases would be determined by the Board, in light of prevailing market conditions, our available resources and other factors that cannot be predicted now.

The Company has previously announced share buyback programs pursuant to repurchase authority granted at prior shareholder meetings.

The affirmative vote of at least 75 percent of the votes cast at the Annual Meeting is required to approve this Proposal No. 9.

The Board of Directors recommends that the shareholders vote “FOR” the approval of the forms of share repurchase contracts and the approval of the counterparties.

2020 PROXY STATEMENT 74

The following table sets forth information as of December 31, 2019, regarding the Company’s equity compensation plans and shares underlying outstanding equity awards.

Plan category	Number of securities to be issued upon exercise of outstanding options and rights		Weighted-average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)

Equity compensation plans approved by security holders[1]	10,596,676	[2]	44.60	9,855,012

Equity compensation plans not approved by security holders	0		0	0

Total	10,596,676	[2]	44.60	9,855,012

1	These shares may be issued pursuant to the 2019 Plan, as it may be amended from time to time.

2	Includes 4,640,985 RSUs, 277,739 DSUs, 1,312,269 PSOs and 851,366 PRSUs (assuming achievement at target), and, as applicable, dividend equivalents accrued thereon.

2020 PROXY STATEMENT 75

This section is provided in accordance with applicable SEC rules. The Compensation Committee reviews director compensation. The Compensation Committee’s objectives are to compensate our directors in a manner that attracts and retains highly qualified directors and aligns their interests with those of our long-term shareholders.

In 2019, the Compensation Committee engaged its independent compensation advisory firm, Meridian, to assist the Compensation Committee in its review of the competitiveness and structure of the Company’s compensation to independent directors. This review included a benchmark of our director compensation against 16 companies, including the companies that our Compensation Committee examines as a source of benchmarking data when examining the competitiveness of our executive compensation practices. After completing its review, the Compensation Committee recommended no change in director compensation for 2020.

DIRECTOR COMPENSATION FOR THE 2019 FISCAL YEAR

The following table provides information on the 2019 compensation of non-management directors who served for all or a part of 2019. We also reimburse directors for reasonable out-of-pocket expenses attendant to their Board service.

Name	Fees Earned or Paid in Cash[1] ($)	Stock Awards[2] ($)	Total ($)

James A. Attwood Jr.	—	390,000	390,000

Guerrino De Luca	80,000	160,000	240,000

Karen M. Hoguet	105,000	160,000	265,000

Harish Manwani	100,000	160,000	260,000

Robert C. Pozen	—	255,000	255,000

David Rawlinson	80,000	160,000	240,000

Nancy Tellem	3,077	—	3,077

Javier G. Teruel	—	240,000	240,000

Lauren Zalaznick	—	240,000	240,000

1	In 2019, each of our independent directors was entitled to receive an annual cash retainer of $80,000. Ms. Tellem’s annual cash retainer was prorated to her December 2019 start date. In addition to this annual cash retainer, the Board Chairperson/Executive Chairman was also entitled to receive annual compensation in the amount of $150,000, with either (a) half payable in quarterly cash installments and the other half payable in quarterly installments in the form of Deferred Stock Units (“DSUs”) or (b) the entire amount payable in DSUs. Chairpersons of the Audit Committee, the Compensation Committee and the Nomination and Corporate Governance Committee were also entitled to receive an additional annual cash retainer of $25,000, $20,000 and $15,000, respectively. All cash fees are payable quarterly.

Under the Directors Deferred Compensation Plan (the “DCP”), a director is eligible to defer any or all of the amount of his or her cash retainer in the form of DSUs. The number of DSUs credited to the director’s DSU account in lieu of his or her deferred fees is based on the closing trading price of a Nielsen share on the NYSE on the date the cash fees would otherwise be payable.

In 2019, Messrs. Attwood, Pozen, Teruel and Ms. Zalaznick elected to defer 100% of their cash retainers under the DCP. Messrs. Attwood, Pozen, Teruel and Ms. Zalaznick deferred cash fees in the amount of $230,000, $95,000, $80,000 and $80,000, respectively, and were credited in respect of such fees 10,512, 4,342, 3,656 and 3,656 DSUs, respectively. Pursuant to the SEC’s disclosure rules, these DSUs are reflected in the Stock Awards column.

2	In 2019, independent directors were entitled to annual equity grants in the form of DSUs with a fair market value of $160,000. The amount in this column reflects the aggregate grant date fair value of the award calculated in accordance with FASB ASC Topic 718. The awards reported in this column include (a) the annual DSU grants made to each independent director in May 2019 for services to be performed from May 2019 through April 2020 and (b) DSUs credited to the director’s deferred compensation account in 2019 for fees the director deferred under the DCP. In accordance with the SEC’s rules, dividend equivalents that accrued on the director’s DSUs are not reported above because dividends were factored into the grant date fair value of these awards. The equity awards in the form of DSUs are granted at fair market value on the grant date and vest over one year in four substantially equal quarterly installments. In the event of a director’s departure, he or she is entitled to receive a prorated portion of the next installment of his or her equity award.

2020 PROXY STATEMENT 76

DIRECTOR COMPENSATION

All DSUs, whether received in respect of deferred cash fees or in respect of the director’s annual equity award, represent an unfunded and unsecured right to receive one Nielsen share following the director’s termination of service with Nielsen. DSUs accrue dividend equivalents in the form of additional DSUs when dividends are paid on Nielsen shares and with the same vesting schedule as the DSUs to which these are attributed. Shares to be issued in respect of DSUs will be distributed 60 days following a director’s termination of service from the Board. A director’s right to a deferred amount of compensation may not be forfeited at any time.

Mr. Pozen had an aggregate of 15,625 options to acquire our shares, respectively, outstanding on December 31, 2019. As of December 31, 2019, each of Mses. Hoguet and Zalaznick and Messrs. Attwood, De Luca, Manwani, Pozen, Rawlinson and Teruel had an aggregate of 43,883, 24,364, 72,417, 12,957, 21,549, 249,339, 14,409 and 51,531 DSUs, respectively, which include DSUs received in lieu of cash Board fees, DSUs awarded annually under the equity plan and dividend equivalents accrued in the form of DSUs (as described above). Of these DSU amounts, 1,665 for each were not vested as of December 31, 2019.

Share Ownership Guidelines

In June 2011, our Board adopted share ownership guidelines pursuant to which directors who receive fees for their service are required to maintain equity ownership in our Company equivalent to at least five times their annual cash fees. Shares beneficially owned by directors, including vested and unvested DSUs and jointly-owned shares, are included in the calculation. Directors are expected to meet these guidelines within five years from the later of the adoption of the guidelines, their appointment as a director or the commencement of the receipt of director fees.

Effective February 16, 2017, the Compensation Committee approved changes to re-set the share ownership guidelines for all members of the Board on an annual basis to reflect current compensation and stock price levels. Using a share price of $20.30, the price at close of market on December 31, 2019, the guidelines and share ownership for this purpose as of March 1, 2020 are set forth below.

	Guideline Shares	Share Ownership

Mr. Attwood	56,700	72,915

Mr. Castro[1]	18,500	—

Mr. De Luca[2]	19,700	16,287

Ms. Hoguet	25,900	47,214

Mr. Manwani	24,600	24,880

Ms. Marinelli Mazza[3]	18,500	—

Mr. Pozen	23,400	232,900

Mr. Rawlinson[4]	131,000	17,740

Ms. Tellem[5]	19,700	—

Mr. Teruel	19,700	53,876

Ms. Zalaznick	19,700	26,709

1	Mr. Castro has until 2/13/2025 to be in compliance with our stock ownership guidelines. Guideline shares were calculated using $21.60, the price at close of market on the NYSE on 2/13/2020.

2	Mr. De Luca has until 10/19/2022 to be in compliance with our stock ownership guidelines.

3	Ms. Marinelli Mazza has until 2/13/2025 to be in compliance with our stock ownership guidelines. Guideline shares were calculated using $21.60, the price at close of market on the NYSE on 2/13/2020.

4	Mr. Rawlinson became an employee of Nielsen on 2/3/2020. His guideline shares were reset using his new base salary and $20.61, the price at close of market on the NYSE on 2/3/2020.

5	Ms. Tellem has until 12/18/2024 to be in compliance with our stock ownership guidelines.

2020 PROXY STATEMENT 77

The following table sets forth certain information regarding beneficial ownership of Nielsen’s shares as of March 1, 2020 (except as indicated in the footnotes) with respect to:

•	each person or group of affiliated persons known by Nielsen to own beneficially more than 5% of our outstanding shares of any class, together with their addresses;

•	each of Nielsen’s directors;

•	each of Nielsen’s NEOs; and

•	all directors and executive officers as a group.

Percentage computations are based on 356,426,373 of our shares outstanding as of March 1, 2020.

	Nielsen Shares Beneficially Owned

Name of Beneficial Owner	Number	Percentage

The Vanguard Group, Inc. [1]	46,588,077	13.07%

FMR LLC [2]	32,971,935	9.25%

Blackrock, Inc. [3]	24,490,538	6.87%

T. Rowe Price Associates, Inc. [4]	19,279,418	5.41%

James A. Attwood, Jr. [5]	75,747	*

Thomas H Castro	1,854	*

Guerrino De Luca [6]	16,287	*

Karen M. Hoguet [7]	47,214	*

Harish Manwani [8]	24,880	*

Janice Marnielli Mazza	1,854	*

Robert C. Pozen [9]	234,070	*

Nancy Tellem	3,226	*

Javier G. Teruel [10]	54,862	*

Lauren Zalaznick [11]	27,694	*

David Kenny	642,476	*

David Rawlinson [12]	98,769	*

Linda Zukauckas	174,672	*

David J Anderson	—	*

Laurie Lovett	—	*

Nancy Phillips	—	*

George Callard	16,809	*

Christopher Taft [13]	17,940	*

All Directors and Executive Officers as a group (16 persons) [14]	1,438,353	*

*	less than 1%

1	Based on the Schedule 13G/A filed by The Vanguard Group, Inc. on February 11, 2020, The Vanguard Group, Inc. has sole voting power with respect to 523,334 of our shares, shared voting power with respect to 92,700 of our shares, sole dispositive power with respect to 45,994,833 of our shares and shared dispositive power with respect to 593,244 of our shares, including 405,583 shares which are also beneficially owned by Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., as a result of its serving as investment manager of collective trust accounts, and 300,305 shares beneficially owned by Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., as a result of its serving as investment manager of Australian investment offerings. The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.

2

Based on the Schedule 13G/A filed by FMR LLC on February 7, 2020, Consists of shares held of record or deemed to be beneficially owned by FIAM LLC, Fidelity Personal Trust Company, FSB SA, FMR Co., Inc., Strategic Advisers LLC and Abigail P. Johnson. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power

2020 PROXY STATEMENT 78

OWNERSHIP OF SECURITIES

of FMR LLC and have entered into a shareholders’ voting agreement with certain other stockholders under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC. Accordingly, FMR LLC may be deemed to have sole voting power with respect to 133,752 shares of our common stock. FMR LLC and Abigail P. Johnson may be deemed to have shared dispositive power with respect to 32,971,935 shares of our common stock. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

3	Based on the Schedule 13G/A filed by BlackRock, Inc. on February 5, 2020, BlackRock, Inc. has sole voting power with respect to 20,791,310 of our shares, sole investment power with respect to all the shares it holds in Nielsen and shared voting power with respect to none of our shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

4	Based on the Schedule 13G/A filed by T. Rowe Price Associates, Inc. on February 14, 2020, T. Rowe Price Associates, Inc. has sole voting power with respect to 8,614,761 of our shares, sole dispositive power with respect to 19,279,418 of our shares and shared dispositive power with respect to none of our shares. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, MD 21202.

5	Of the shares shown as beneficially owned, 51,250 represent rights to receive shares upon the payout of vested deferred stock units. Includes amounts vested as of March 1, 2020 and amounts that vest within 60 days thereafter.

6	Of the shares shown as beneficially owned, 13,253 represent rights to receive shares upon the payout of vested deferred stock units. Includes amounts vested as of March 1, 2020 and amounts that vest within 60 days thereafter.

7	Of the shares shown as beneficially owned, 41,549 represent rights to receive shares upon the payout of vested deferred stock units. Includes amounts vested as of March 1, 2020 and amounts that vest within 60 days thereafter.

8	Of the shares shown as beneficially owned, 23,214 represent rights to receive shares upon the payout of vested deferred stock units. Includes amounts vested as of March 1, 2020 and amounts that vest within 60 days thereafter.

9	Of the shares shown as beneficially owned, 15,625 represent rights to acquire shares through the exercise of options, 50,570 represent rights to receive shares upon the payout of vested deferred stock units and 18,600 shares are owned by a charitable foundation for which Mr. Pozen and his spouse are trustees with investment power. Includes amounts vested as of March 1, 2020 and amounts that vest within 60 days thereafter.

10	Of the shares shown as beneficially owned, 43,464 represent rights to receive shares upon the payout of vested deferred stock units. Includes amounts vested as of March 1, 2020 and amounts that vest within 60 days thereafter

11	Of the shares shown as beneficially owned, 25,044 represent rights to receive shares upon the payout of vested deferred stock units. Includes amounts vested as of March 1, 2020 and amounts that vest within 60 days thereafter.

12	Of the shares shown as beneficially owned, 16,075 represent rights to receive shares upon the payout of vested deferred stock units. Includes amounts vested as of March 1, 2020 and amounts that vest within 60 days thereafter.

13	Of the shares shown as beneficially owned, 1,197 represent rights to acquire shares through the exercise of options. Includes amounts vested as of March 1, 2020.

14	Of the shares shown as beneficially owned, 16,822 represent rights to acquire shares through the exercise of options. Includes amounts vested as of March 1, 2020 and amounts that vest within 60 days thereafter.

2020 PROXY STATEMENT 79

We have adopted a written Related Person Transaction Policy which requires that all Related Person Transactions (defined as all transactions that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K in which the Company was or is to be a participant and the amount involved exceeds $120,000 and in which any Related Person (defined as any person described in paragraph (a) of Item 404 of Regulation S-K) will have a direct or indirect material interest) be approved or ratified by a committee of the Board composed solely of independent directors who are disinterested or by the disinterested members of the Board.

As of February 7, 2020, FMR LLC (an affiliate of Fidelity Management & Research Company) owned approximately 9.266 percent of our outstanding common stock. In the normal course of business, we provide Fidelity and its affiliates with services amongst our different product lines and receive stock and benefits processing and administration services from Fidelity. In 2019, our transactions with Fidelity and its affiliates resulted in approximately $704,000 of revenue and $1.39 million of expense.

As of February 11, 2020, The Vanguard Group owned approximately 13.09% percent of our outstanding common stock. In the normal course of business, we provide Vanguard and its affiliates with services amongst our different product lines. In 2019, our transactions with Vanguard and its affiliates resulted in approximately $239,000 of revenue.

2020 PROXY STATEMENT 80

If any shareholder wishes to propose a matter for consideration at our 2021 annual general meeting of shareholders under the SEC’s shareholder proposal rule (Rule 14a-8(e) of the Exchange Act), the proposal should be mailed by certified mail return receipt requested, to the Company Secretary, Nielsen Holdings plc, 40 Danbury Road, Wilton, Connecticut 06897. To be eligible under the SEC’s shareholder proposal rule for inclusion in our 2021 annual general meeting proxy statement and form of proxy, the proposal must be received by the Company Secretary on or before December 3, 2020.

Shareholder(s) meeting the requirements of the UK Companies Act 2006 and our articles of association are able to propose a resolution to be considered at the 2021 annual general meeting of shareholders. In order to do so, the qualifying shareholder(s) must adhere to certain procedural requirements set out in the UK Companies Act 2006 and our articles of association, including notifying us in writing of such proposed resolution at least six weeks prior to the 2021 annual general meeting of shareholders or, if later, the time the notice of the 2021 annual general meeting of shareholders is given. Such written notification must identify the proposed resolution and must be authorized by the person(s) making it. The notification may be delivered in hard copy form to the Company Secretary at 40 Danbury Road, Wilton, Connecticut 06897 or in hard copy or electronically to our Company Secretary at companysecretary@nielsen.com. We may decide to include such proposed resolution in the proxy statement or circulate it separately. In addition, we may decide not to circulate a resolution proposed by shareholder(s) at the meeting that would be ineffective (whether by reason of inconsistency with any enactment or our articles of association) or is otherwise defamatory, frivolous or vexatious.

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request, and the Company will promptly deliver, a separate copy of the notice or the proxy materials by contacting the Company Secretary at companysecretary@nielsen.com or by calling (203) 563-3500.

Available at www.proxyvote.com (use the 16-digit control number included on your Notice or proxy card) and at www.nielsen.com/investors.

2020 PROXY STATEMENT 81

We filed our Annual Report on Form 10-K for the year ended December 31, 2019 with the SEC on February 27, 2020. All of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K, are available free of charge on our website, www.nielsen.com/investors under SEC Filings. Copies of our Annual Report on Form 10-K for the year ended December 31, 2019, including financial statements and schedules thereto, filed with the SEC, are also available without charge to shareholders upon request addressed to:

Companysecretary@nielsen.com or

Company Secretary

40 Danbury Road,

Wilton, Connecticut 06897

The Board does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.

By Order of the Board of Directors,

Emily Epstein

Company Secretary

2020 PROXY STATEMENT 82

The following questions and answers are intended to address briefly some commonly asked questions regarding our Annual Meeting. They may not address all questions that may be important to you. Please refer to the more detailed information contained elsewhere in this proxy statement, its annexes and the documents referred to in this proxy statement for more information.

Q:	WHY AM I BEING PROVIDED WITH THESE PROXY MATERIALS?

A:

We are providing these proxy materials to you in connection with the solicitation by the Board of proxies to be voted at our Annual Meeting, and at any postponements or adjournments of the Annual Meeting. A Notice of Annual General Meeting of Shareholders required under the UK Companies Act 2006 is also included in this proxy statement. We have either (1) delivered to you a Notice and made these proxy materials available to you on the Internet or (2) delivered printed versions of these materials, including a proxy card, to you by mail. We encourage you to read the proxy statement carefully.

Q:	WHY DID I RECEIVE A ONE-PAGE NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PROXY MATERIALS?

A:

Pursuant to SEC rules, we have elected to provide shareholders access to our proxy materials over the Internet. We believe that this e-proxy process will expedite our shareholders’ receipt of proxy materials, lower the costs, and reduce the environmental impact of our Annual Meeting. Accordingly, we sent a Notice on or about April 1, 2020 to shareholders of record entitled to vote at the Annual Meeting. All shareholders will have the ability to access the proxy materials on a website referred to in the Notice and to download printable versions of the proxy materials or to request and receive a printed set of the proxy materials from us. Instructions on how to access the proxy materials over the Internet or to request a printed copy from us may be found in the Notice. We encourage you to read the proxy statement carefully.

Q:	WHAT WILL I NEED IN ORDER TO ATTEND THE ANNUAL MEETING?

A:

We will be hosting the Annual Meeting live via the Internet and in person. Any shareholder who owns shares as of the Record Date can attend the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/NLSN2020 or in person at 75 Second Avenue #330, Needham, MA. 02494. The Annual Meeting will start at 9:00 a.m. (Eastern Time) on May 12, 2020.

TO ATTEND ONLINE:

You will need your 16-digit control number included on your Notice or proxy card. Instructions on how to attend and participate via the Internet are posted at www.proxyvote.com (before the meeting) and www.virtualshareholdermeeting.com/NLSN2020 (during the meeting).

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

2020 PROXY STATEMENT 83

GENERAL INFORMATION AND FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING

TO ATTEND IN PERSON:

You must have a government-issued photo identification along with either your admission ticket (which is included in your Notice or proxy card) or proof of ownership of Nielsen shares as of the Record Date. Proof of ownership may be any of the following:

•	A brokerage statement or letter from a bank or broker indicating ownership on the Record Date;
•	A printout of the proxy distribution email (if you received your materials electronically); or
•	A voting instruction form.

For directions to attend the Annual Meeting in person, go to: http://ir.nielsen.com/investor-relations/shareholder-information/annual-meeting/default.aspx or contact our Company Secretary at companysecretary@nielsen.com.

We will be unable to admit anyone who does not present valid identification or refuses to comply with our security procedures. Cameras, videotaping equipment and other recording devices and large packages, banners, placards and signs will not be permitted at the Annual Meeting.

Q:	WHAT IF DURING THE CHECK-IN TIME OR DURING THE MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?

A:

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Q:	WHAT AM I VOTING ON?

A:	You are being asked to vote on the following proposals scheduled to be voted on at the Annual Meeting:

To elect or re-elect the directors of the Board as listed herein;

To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020;

To reappoint Ernst & Young LLP as the Company’s UK statutory auditor to audit the Company’s UK statutory annual accounts for the year ending December 31, 2020 and to hold office from the completion of this Annual Meeting until the completion of the next annual general meeting of the shareholders at which the UK statutory accounts are presented;

To authorize the Audit Committee to determine the compensation of Ernst & Young LLP in its capacity as the Company’s UK statutory auditor;

To approve on a non-binding, advisory basis the compensation of the Company’s named executive officers as disclosed in the proxy statement pursuant to the SEC rules;

To approve on a non-binding, advisory basis the Directors’ Compensation Report for the year ended December 31, 2019, which is set out in the UK Annual Report and Accounts of the Company and this proxy statement; and

To authorize the Board of Directors to Allot Equity Securities.

To approve the Board of Directors to Allot Equity Securities without Rights of Pre-emption.

To approve of Forms of Share Repurchase Contracts and Repurchase Counterparties.

Shareholders may also be asked to consider such other business as may properly come before the Annual Meeting or any adjournments or postponement thereof.

2020 PROXY STATEMENT 84

GENERAL INFORMATION AND FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING

Q:	WHO IS ENTITLED TO VOTE?

A:	Holders of shares in the Company as of the close of business on March 20, 2020, the Record Date, may vote at the Annual Meeting.

Q:	WHAT CONSTITUTES A QUORUM?

A:	Generally, two shareholders present at the meeting and entitled to vote are a quorum.

Q:	HOW MANY VOTES DO I HAVE?

A:	You are entitled to one vote at our Annual Meeting for each share held by you at the close of business on March 20, 2020. As of March 20, 2020, the Company had 356,475,352 shares outstanding.

Q:	HOW MANY VOTES ARE REQUIRED TO APPROVE EACH PROPOSAL?

A:

Proposals Nos. 1 to 7 scheduled to be voted on at the Annual Meeting will be proposed as ordinary resolutions and require the affirmative vote of a simple majority of the votes cast at the Annual Meeting in person or by proxy. Proposals 8 and 9 scheduled to be voted on at the Annual Meeting will be proposed as special resolutions and require the affirmative vote of at least 75% of the votes cast at the Annual Meeting in person or by proxy. It is important to note that votes on Proposal nos. 2, 5 and 6 are non-binding and advisory. Therefore, the Company and/or the Board may determine to act in a manner inconsistent with the outcomes of such votes. However, the Board values the opinions of the Company’s shareholders as expressed through their advisory votes and, accordingly, the Board intends to review and consider the voting results on such resolutions.

Q:	HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A:	Our Board recommends that you vote “For” the election of each of the nominees in Proposal 1 and “For” Proposal Nos. 2 through 9.

Q:	HOW DO I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

A:	If you are a shareholder of record on March 20, 2020, you may vote by granting a proxy:

•

By Internet: You may submit your proxy by going to www.proxyvote.com (before the meeting) or at www.virtualshareholdermeeting.com/NLSN2020 (during the meeting) and by following the instructions on how to complete an electronic proxy card. You will need the 16-digit control number included in your Notice or proxy card in order to vote by Internet.

•

By Telephone: You may submit your proxy by dialing 1-800-690-6903 and by following the recorded instructions. You will need the 16-digit control number included in your Notice or proxy card in order to vote by telephone.

•

By Mail: You may submit your proxy by completing, signing and dating your proxy card (if you received one) where indicated and sending it back in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

2020 PROXY STATEMENT 85

GENERAL INFORMATION AND FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING

For shares held in “street name,” you may vote by submitting voting instructions to your bank, broker or nominee.

Internet and telephone voting facilities will close at 11:59 p.m. (Eastern Time) on May 11, 2020 for the voting of shares held by shareholders of record or held in “street name” and 11:59 p.m. (Eastern Time) on May 7, 2020 for the voting of shares held through Nielsen’s 401(k) plan.

Mailed proxy cards with respect to shares held by shareholders of record or in “street name” must be received no later than 9:00 a.m. (Eastern Time) May 8, 2020. Mailed proxy cards with respect to shares held through Nielsen’s 401(k) plan must be received no later than 11:59 p.m. (Eastern Time) May 7, 2020.

Q:	MAY I VOTE AT THE ANNUAL MEETING RATHER THAN BY PROXY?

A:

Although we encourage you to vote through the Internet or the telephone or to complete and return a proxy card (if you received one) by mail prior to the Annual Meeting to ensure that your vote is counted, you can attend the Annual Meeting online or in person and vote your shares during the meeting, unless you hold your shares through Nielsen’s 401(k) plan, which cannot be voted at the Annual Meeting.

If you plan to vote in person, bring your printed proxy card if you received one by mail. Otherwise, the Company will give shareholders of record a ballot at the Annual Meeting. If you are a beneficial owner, you must obtain a legal proxy from the organization that holds your shares if you wish to attend the Annual Meeting and vote in person.

Q:	WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS ON OR ABOUT THE SAME TIME?

A:

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each proxy card (if you received one) or, if you vote by Internet or telephone, vote once for each Notice or proxy card you receive.

Q:	MAY I CHANGE MY VOTE OR REVOKE MY PROXY?

A:	Yes. Whether you have voted by Internet, telephone or mail, if you are a shareholder of record, you may change your vote and revoke your proxy by:

•	Voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. (Eastern Time) on May 11, 2020;

•	Submitting a properly signed proxy card (if you received one) with a later date that is received no later than 9:00 a.m. (Eastern Time) on May 8, 2020;

•	Sending a written statement to that effect to our Company Secretary, provided such statement is received no later than 9:00 a.m. (Eastern Time) on May 8, 2020; or

•	Attending the Annual Meeting, revoking your proxy and voting in person or online.

If you hold shares through the Nielsen 401(k) plan, you may change your vote and revoke your proxy by any of the first three methods listed above if you do so no later than 11:59 p.m. (Eastern Time) on May 7, 2020. You cannot, however, revoke or change your proxy with respect to shares held through the Nielsen 401(k) plan after that date, and you cannot vote those shares at the Annual Meeting.

If you hold shares in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy by attending the Annual Meeting online or in person.

2020 PROXY STATEMENT 86

GENERAL INFORMATION AND FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING

We will honor the proxy with the latest date. However, no revocation will be effective unless we receive notice of such revocation at or prior to the deadlines mentioned above. For those shareholders who submit a proxy electronically or by telephone, the date on which the proxy is submitted in accordance with the instructions listed on the Notice or the proxy card is the date of the proxy.

Q:	HOW ARE VOTES COUNTED?

A:

Abstentions: Votes may be cast in favor of or against or you may abstain from voting. If you intend to abstain from voting for any director nominee or any other proposal, you will need to check the abstention box for such director nominee or proposal, in which case your vote will not have any effect on the outcome of the election of such director nominee or on the outcome of Proposals Nos. 2-9.

Broker Non-Votes: Broker non-votes occur when shares held by a bank, broker or other nominee are not voted with respect to a proposal because (1) the bank, broker or other nominee has not received voting instructions from the shareholder who beneficially owns the shares and (2) the bank, broker or other nominee lacks the authority to vote the shares at its/his/her discretion. Proposals Nos. 1, 5 and 6 are considered to be non-routine matters under NYSE rules. Accordingly, any bank, broker or other nominee holding your shares will not be permitted to vote on those proposals at the meeting without receiving voting instructions from you.

If you sign and submit your proxy card (if you received one) without giving specific voting instructions, this will be construed as an instruction to vote the shares as recommended by the Board, so your shares will be voted “FOR” each director nominee listed herein (Proposal No. 1), “FOR” Proposal Nos. 2 through 9, and in accordance with the discretion of the holders of the proxy with respect to any other matters that may be voted on.

Broker non-votes and abstentions will not affect the voting results.

Q:	WHO WILL COUNT THE VOTES?

A:	Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspectors of election.

Q:	COULD OTHER MATTERS BE DECIDED AT THE ANNUAL MEETING?

A:	At the date this proxy statement went to press, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this proxy statement.

If other matters are properly presented to be considered and voted on at the Annual Meeting for consideration and if you are a shareholder of record and have submitted a proxy card (if you received one), the persons named in your proxy card will have the discretion to vote on those matters for you.

Q:	WHO IS SOLICITING MY PROXY?

A:

Proxies are being solicited by and on behalf of our Board. Proxies may be solicited by directors, officers or employees (for no additional compensation) in person or by telephone, internet and facsimile transmission. In addition, we have hired Morrow Sodali LLC to assist in soliciting proxies.

2020 PROXY STATEMENT 87

GENERAL INFORMATION AND FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING

Q:	WHO WILL PAY FOR THE COST OF THIS PROXY SOLICITATION?

A:	We will pay the cost of soliciting proxies. We expect to pay approximately $10,000 plus reasonable out-of-pocket expenses for Morrow Sodali LLC to assist in soliciting proxies.

COMPANY INFORMATION AND MAILING ADDRESS

Nielsen Holdings plc is a public limited company incorporated under the laws of England and Wales.

Our shares trade in U.S. dollars on the NYSE under the symbol “NLSN.” Our principal executive offices in the United States are located at 85 Broad Street, New York, NY 10004. Our telephone number is 1 (646) 654-5000. Our website address is www.nielsen.com. Information on our website is not incorporated into this proxy statement.

2020 PROXY STATEMENT 88

This report sets out the relevant disclosures in relation to directors’ remuneration for the year ended December 31, 2019. The report has been prepared in accordance with the requirements of the U.K. Large and Medium sized Companies and Groups (Accounts & Reports) (Amendment) Regulations 2013 (the “Regulations”) which apply to the Company. The relevant sections of the report have been audited by Ernst & Young LLP.

For avoidance of doubt please note that in the U.S. the term “compensation” is used instead of “remuneration”.

The Annual Report on Directors’ Compensation is divided into the following sections:

•	The Statement from the Compensation Committee Chairperson; and

•

The Annual Report on Directors’ Compensation which sets out Director compensation for 2019. The Annual Report on Directors’ Compensation together with the statement from the Compensation Committee Chairperson is subject to an advisory vote at the Annual Meeting.

STATEMENT FROM THE COMPENSATION COMMITTEE CHAIRPERSON

Compensation Philosophy

Executive Directors

Nielsen’s executive compensation program which applies to our Executive Director, David Kenny as CEO, is designed to incentivize and reward the executive team to deliver sustained financial performance and long-term value to shareholders. The primary objectives of Nielsen’s executive compensation program are to:

•	attract and retain top executive talent;

•	motivate executives to accomplish short-term business performance goals that drive long-term business objectives and deliver sustainable value to shareholders;

•	align executive interests and rewards with long-term shareholder value; and

•	differentiate rewards based on quantitative assessments of business financial performance and individual contributions towards core objectives.

Non-Executive Directors

Our compensation program for Non-Executive Directors is designed to attract and retain Directors who possess the requisite knowledge, skills, and experience to support and oversee the Company. Our policy is to deliver a substantial portion of Directors’ compensation in the form of Deferred Stock Units (“DSUs”) in order to align rewards to Nielsen’s long-term performance and create shareholder value. A DSU represents an unfunded and unsecured right to receive one Nielsen share following the termination of the Director’s services. Each Director is required to acquire and maintain a threshold level of share ownership. Our share ownership guidelines for Directors are described in more detail on page A-7 of this report.

2019 Compensation Program Changes and Highlights

Executive Director Program

Our Directors’ Compensation Policy applies to our Executive Directors, including David Kenny as CEO.

2020 PROXY STATEMENT A-1

DIRECTORS’ COMPENSATION REPORT

In 2019, 71% of the votes cast at our shareholder meeting affirmed our executive compensation program on an advisory basis. In addition, 87% approved our Directors’ Compensation Policy on a binding basis when it was last approved in 2018. In 2019, the incentive plans were strongly aligned with performance outcomes and operated as intended. The 2017 Long Term Performance Plan (“LTPP”) grants which matured on December 31, 2019 paid out at zero percent due to relative total shareholder return and Free Cash Flow metrics not meeting the required threshold performance levels (see “– Summary of NEO Pay Decisions – PSRU Payouts Under the 2017 LTPP”). 2019 Annual Incentive plans paid out above target due to meeting or exceeding the required performance thresholds for EBITDA margin, revenue and free cash flow. For 2019, the committee exercised its discretion to award Mr. Kenny a bonus aligned to the payout factor established by company performance on those three metrics.

The Compensation Committee took actions consistent with the Company’s philosophy and commitment to align with shareholder value, promote meritocracy and ensure good corporate governance. Notable highlights and/or changes made by the Compensation Committee are set out in the following table.

Performance Restricted Stock Unit Awards (“PRSUs”) in the Long- Term Performance Plan (“LTPP”)

As set out in the 2019 Compensation Report, for 2019, weighting of the 3-year revenue compounded annual growth rate (“CAGR”) was increased from 25% in 2018 to 50% in 2019. The relative total shareholder return (“RTSR”) metric was retained as a modifier in 2019. The 2019 metrics and weightings as compared to 2018 are outlined below.

	Metric	2018	2019

	Adjusted Earnings Per Share	50%	50%

	Revenue CAGR	25%	50%

	RTSR	25%	modifier

Restricted Stock Units (“RSUs”)	In February 2019, the grant of service-based RSUs were awarded in line with the timing of the grant of PRSUs.

Annual Incentive Plan (“AIP”)	Revenue and Adjusted EBITDA % were measured in combination with total weight of 70%. Free cash flow was a performance metric in 2019 with a 30% weighting.
	The 2019 metrics and weightings as compared to 2018 are outlined below:

	Metric	2018	2019

	Adjusted EBITDA Margin	75%	70% combined
	Revenue	25%

	FCF	N/A	30%

We believe that the individual components and levels of compensation paid to Nielsen’s Executive Director are consistent with our philosophy and are serving their purposes well – motivate accomplishment of annual performance goals that drive long-term business objectives and deliver sustainable long-term value to our shareholders. We will continue to monitor the design and effectiveness of our executive compensation program as it applies to our Executive Director annually and make modifications as appropriate.

Non-Executive Director Program

No changes were made to Non-Executive Director compensation.

On December 18, 2019 Nancy Tellem was added to the Board as a Non-Executive Director.

On February 13, 2020 Thomas Castro and Janice Marinelli Mazza were added to the Board as Non-Executive Directors.

/s/ Harish Manwani

Compensation Committee Chairperson

2020 PROXY STATEMENT A-2

DIRECTORS’ COMPENSATION REPORT

ANNUAL REPORT ON DIRECTORS’ COMPENSATION

The following is provided on an audited basis.

Compensation of Executive Director

The following table sets forth the compensation of David Kenny, our CEO from December 3, 2018 through December 31, 2019:

	Base Salary		Benefits[1]		Other[2]	Annual Bonus		Long Term Incentives[3]		Pensions[4]	Total

Mr. Kenny

2019	1,300,000		27,926	[6]	2,540,000	2,073,000		3,457,364	[8]	8,400	9,406,690
2018	103,288	[5]	1,500,954	[6]		—	[7]	—	[9]	—	1,604,242

1	Taxable benefits paid to the CEO include but are not limited to financial planning, healthcare benefits and Company paid life insurance benefits.

2	This reflects $2,500,000 that was paid in February 2019 to compensate Mr. Kenny for the loss of a cash retention award from his former employer. The balance, $40,000, was reimbursement of legal fees incurred in connection with accepting his position at Nielsen.

3	The amounts disclosed in this column represent the vesting date fair market value of awards and include any dividend equivalents paid.

Values	for awards vested in 2019 were due to the CEO’s ongoing employment with the Company:

Stock	Options: 12/3/2019 ($0) and 12/3/2019 ($0)

RSUs:	2/18/2018 ($3,457,364)

4	The amounts indicated for Mr. Kenny represent 401(k) employer matching contributions in 2019.

5	This reflects the salary paid for December 3-31, 2018.

6	This includes benefits, legal fee reimbursement and the Make Whole cash retention award paid to Mr. Kenny in February 2019 and the AIP Make Whole payment paid to Mr. Kenny in December 2018.

7	No bonus was paid to Mr. Kenny in 2018.

8	The Long Term Incentive amount include a 28% share price depreciation between date of grant and vesting date.

9	No Long-Term incentives vested for Mr. Kenny in 2018.

Compensation of Non-Executive Directors

The following table sets forth the compensation of our Non-Executive Directors during 2018 and 2019:

	Board Fees	Board Chairperson Fee	Committee Chairperson Fees	Equity Vesting	Total

James A. Attwood

2019	80,000	150,000	—	140,015	370,015

2018	80,000	150,000	—	137,057	367,057

Guerrino De Luca

2019	80,000	—	—	140,015	220,015

2018	80,000	—	—	138,077	218,077

Karen M. Hoguet

2019	80,000	—	25,000	140,015	245,015

2018	80,000	—	25,000	137,057	242,057

Harish Manwani

2019	80,000	—	20,000	140,015	240,015

2018	80,000	—	20,000	137,057	237,057

Robert C. Pozen

2019	80,000	—	15,000	140,015	235,015

2018	80,000	—	15,000	137,057	232,057

David Rawlinson

2019	80,000	—	—	140,015	220,015

2018	80,000	—	—	145,461	225,461

2020 PROXY STATEMENT A-3

DIRECTORS’ COMPENSATION REPORT

	Board Fees	Board Chairperson Fee	Committee Chairperson Fees	Equity Vesting	Total

Nancy Tellem

2019	3,077	—	—	—	3,077

Javier G. Teruel

2019	80,000	—	—	140,015	220,015

2018	80,000	—	—	137,057	217,057

Lauren Zalaznick

2019	80,000	—	—	140,015	220,015

2018	80,000	—	—	137,057	217,057

Following its annual review of Non-Executive Director compensation the Board agreed that no changes were to be made to Non-Executive Director compensation.

Compensation Component (Annual)	2019	Future

Board Fees[1]	$ 80,000	$ 80,000

Board Chairperson Fee[2]	$150,000	$150,000

Committee Chairperson Fee	Governance: $ 15,000 Compensation: $ 20,000 Audit: $ 25,000	Governance: $ 15,000 Compensation: $ 20,000 Audit: $ 25,000

Equity Grant[3]	$160,000	$160,000

1	Directors may elect to receive Board fees in cash or in DSUs.

2	Board Chairperson Fees may be paid 50% in DSUs and 50% in cash. The Board Chairperson may elect to receive the cash portion in DSUs.

3	The annual equity grant is delivered in DSUs and vests in equal installments each quarter over 1 year.

Performance Against Performance Targets for Annual Incentive for our Executive Director

Annual Incentive Plan Formula

The funding/initial payout formula (shown below) is based on adjusted EBITDA margin %, revenue growth and free cash flow. Revenue and adjusted EBITDA margin % measured in combination, not independently (70% weight). Threshold performance must be achieved for both metrics in order for either to fund. 100% funding is accomplished when both metrics meet target performance as approved by the Compensation Committee at the beginning of the plan year. 200% funding is accomplished when both metrics meet maximum performance as approved by the Compensation Committee at the beginning of the plan year. Funding and payouts are capped at 200%. Free cash flow is measured independently (30% weight). A 100% funding percentage is achieved if performance meets the performance targets as approved by the Compensation Committee at the beginning of the plan year. If performance falls below the minimum threshold, no payouts are awarded. Funding and payouts are capped at 200%.

2019 Performance-Payout Formula

EBITDA Margin and Revenue Performance-Payout Matrix				Revenue($,000)
			Growth vs	Threshold	Lower Mid	Target	Upper Mid	Maximum
			Prior	$6,450	$6,489.5	$6,529	$6,594	$6,659
			Year (Index%)	100%	100.6%	101.2%	102.2%	103.2%

Adjusted EBITDA Margin	Maximum	29.5%	100 bps	110%	130%	150%	175%	200%
	Upper Mid	29.0%	50bps	92.5%	108.75%	125%	150%	175%
	Target	28.5%	0 bps	75%	87.5%	100%	125%	150%
	Lower Mid	28.0%	(50)bps	62.5%	75%	87.5%	108.75%	130%
	Threshold	27.5%	(100) bps	50%	62.5%	75%	92.5%	110%

2020 PROXY STATEMENT A-4

DIRECTORS’ COMPENSATION REPORT

	Free Cash Flow

Performance Milestones	Growth vs Prior Year (Index %)	Funding/ Initial Payout %[1]

Maximum	110.7%	200%

Exceptional	106.1%	150%

Target	101.5%	100%

Minimum	92.3%	50%

< Minimum	<92.3%	0%

[1]	The AIP funding percentage and initial payout percentage are determined using linear interpolation if actual performance falls between any two performance levels

Additionally, the Compensation Committee considers total Company financial performance and the Executive Director’s contribution to that performance, prior to determining final awards. Performance against objectives is assessed and consideration given to qualitative factors such as degree of difficulty, extraordinary market circumstances and leadership impact. As a result, the initial payout may be adjusted up or down to ensure that total performance is reflected in the final payout.

2019 Results

In February 2020, the Compensation Committee evaluated performance under the 2019 AIP. The Compensation Committee determined that the Company’s revenue performance exceeded targets while adjusted EBITDA margin and free cash flow performance met targets resulting in a funding percentage of 107.7%. The Executive Director’s payout as a percentage of his AIP target was established at the same level – 107.7%. None of the 2019 AIP award was subject to share price appreciation.

Performance Against Performance Targets for Long Term Incentive Vesting for our Executive Director

2019 Awards

The following table shows the aggregate grant date fair value (based on the share price on the grant date) and the number of RSUs and stock options granted in 2019 to Mr. Kenny under the Nielsen 2010 Stock Incentive Plan.

	Time Vested RSUs				Performance Vested RSUs					Options		Total Value

Date	Share price	Grant Date Fair Value	# of RSUs		Grant Date Fair Value	# of PRSUs		% Receivable if minimum performance achieved	Grant Date Fair Value	# of Options	Exercise price

3/1/2019	$26.98	2,800,011	103,781	[1]	3,832,595	155,670	[2]	50%	—	—	—	6,632,607

1	Vesting of these awards will occur in four equal annual installments beginning on March 1, 2020 and ending March 1, 2023.

2	Vesting of these awards will occur on December 31, 2021.

Time-Vested Restricted Stock Unit Awards

The following table provides information regarding the time-vested RSUs outstanding at the beginning and end of the year ended December 31, 2019 for Mr. Kenny:

Award Date	End of Vesting Period	Unvested RSUs Outstanding at 1/1/2019[1]	RSUs Granted	RSUs Vested[1]	Unvested RSUs Outstanding at 12/31/2019[1]	Market Price Per Share on Award Date	Market Price Per Share on Vesting Date

12/3/2018	12/3/2021	54,285			56,895	$28.19

12/3/2018	12/31/2021	487,505		170,314	340,629	$28.19	$20.30

3/1/2019	3/1/2023		103,781		108,770	$26.98

1	Amounts include additional shares acquired from dividend equivalents.

2020 PROXY STATEMENT A-5

DIRECTORS’ COMPENSATION REPORT

Performance-Vested Restricted Stock Unit Awards

The following provides information regarding the PRSUs outstanding at the beginning and end of the year ended December 31, 2019 for Mr. Kenny:

Award Date	Vest Date	Measurement Period	Unvested RSUs Outstanding at 1/1/2019	RSUs Granted	RSUs Vested	RSUs Forfeited	Unvested RSUs Outstanding at 12/31/2019	Fair Value Per Share on Grant Date	Market Price Per Share on Vesting Date	Value on Vesting Date

3/1/2019	March 2022	2019-2021	—	155,670	—	—	155,670	$26.98	N/A	N/A

LTPP participants are awarded a target number of PRSUs that are earned subject to the Company’s performance against, for 2019 awards, two core performance metrics: revenue CAGR and Adjusted EPS with assigned ratings of 50% each. Relative TSR which has been a core metric in the past became a modifier in which a multiplier is applied to the overall results of the plan based on our TSR performance relative to our peer group.

The following sets forth the LTPP weighting, target and performance thresholds for PRSU grants made and vesting in 2019

Plan Design[1] Metric	Weight		Threshold	Target	Maximum

Revenue CAGR	50%	Performance	2% CAGR	2.5% CAGR	3.0% CAGR

		Payout	50%	100%	200%

ADJUSTED EPS	50%	Performance	97.2%	100%	102.7%

		Payout	50%	100%	200%

The payouts earned from the two core metrics are adjusted by applying a multiplier whose size and direction up or down is based on our rTSR percentile positioning against the peer group. RTSR performance between the 40th and 60th percentile of the peer group does not warrant any modification to payouts earned based on revenue and Adjusted EPS performance. If the rTSR performance falls between 60th and 75th percentile, a multiplier of 1.15 is applied to the payout earned based on core metrics. Similarly a multiplier of 1.25 is applied for rTSR performance falling above 75th percentile of the peer group. No upside modifier is applied if one of the core metrics does not meet threshold performance

On the downside if rTSR performance falls between 25th and 40th percentile, a multiplier of 0.85 is applied to the payout earned based on core metrics. Similarly a multiplier of 0.75 is applied for rTSR performance falling below 25th percentile of the peer group. The illustration below summarizes how the modifier works.

Revenue 2019 LTPP Awards	Weighting	Performance	2% CAGR	2.5% CAGR	3% CAGR	4% CAGR	4.5% CAGR
	50%	Payout	50%	100%	200%	200%	200%

EPS 2019 LTPP Awards	Weighting	Performance			97% of target	100% of target	103% of target
	50%	Payout			50%	100%	200%

RTSR 2019 LTPP Awards 2017 LTPP Awards	Weighting	Performance			25% of peer group	50% of peer group	75% of peer group
	modifier	Payout			.75x	1x	1.25x
	40%	Payout			50%	100%	200%

Free Cash Flow 2017 LTPP Awards	Weighting	Performance			85% of target	100% of target	120% of target
	60%	Payout			50%	100%	200%

2020 PROXY STATEMENT A-6

DIRECTORS’ COMPENSATION REPORT

The 2017 LTPP grants which matured on December 31, 2019 paid out at zero percent due to relative total shareholder return and Free Cash Flow metrics not meeting the required threshold performance levels as described under “– Summary of NEO Pay Decisions – PSRU Payouts Under the 2017 LTPP”.

Time-vested Stock Option Awards

The following provides information regarding the time-vested stock options outstanding at the beginning and end of the year ended December 31, 2019 for Mr. Kenny:

	Award Date	Outstanding at 1/1/19	Granted During 2019	Exercised During 2019	Outstanding at 12/31/2019	# of Shares Underlying Unexercised Options (#) Exercisable	# of Shares Underlying Unexercised Options (#) Unexercisable	Exercise price	Expiration Date

Mr. Kenny	12/3/2018	750,000	—	—	500,000	—	750,000	$40.00	12/3/2025

	12/3/2018	367,031	—	—	244,688	—	367,031	$28.19	12/3/2025

Pensions

Pension Benefits for 2019

The following table presents information regarding the pension benefits for our Executive Director during the fiscal year ended December 31, 2019:

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

David Kenny	Qualified Plan	—	—	—

	Excess Plan	—	—	—

Participants in the Qualified Plan become fully vested in their accrued benefits after the earlier of five years of service or when the participant reaches normal retirement age (which is the later of age 65 or the fifth anniversary of the date the participant first became eligible to participate in the plan).

Non-Executive Directors do not receive pension benefits.

Effective August 31, 2006, the Company froze its United States qualified and non-qualified defined benefit retirement plans.

Mr. Kenny is not eligible for pension benefits. The 401(k) employer matching contributions are 100% vested after two years of service.

Payments to Past/Former Directors

There were no payments to past/former Directors for the year ended December 31, 2019 beyond what was disclosed in 2019 for Mr. Barns.

Statement of the Directors’ Shareholdings and Share Interests

In 2011, our Board adopted share ownership guidelines, pursuant to which our Directors who receive fees for their services are required to maintain equity ownership in our Company. The share ownership guidelines for our Executive Director are six times his base salary and for our Non-Executive Directors is five times their annual fees (including Board Retainer, Board Chairperson, and Committee Chairperson Fees). Shares beneficially owned by these Directors, including vested DSUs and jointly-owned shares, unvested DSUs, and unvested RSUs in the case of our Executive Director, are included in the calculation. These Directors are expected to meet the guidelines within five years from the later of the adoption of the guidelines or their appointment as a Director or the commencement of the receipt of Director fees. A Director may not sell or dispose of shares for cash unless the share ownership guidelines are satisfied. The share ownership guidelines are reviewed annually generally in the first Compensation Committee meeting of the year. As of December 31, 2019, six of the Directors have met the guidelines and four of

2020 PROXY STATEMENT A-7

DIRECTORS’ COMPENSATION REPORT

the Directors were still working toward meeting the guidelines. The following table provides details on the Directors’ shareholdings as at December 31, 2019:

Director	Beneficially Owned Shares	% Shareholding Guidelines Achieved	Vested but Unexercised options	Exercised Options	RSU Awards Subject to Performance	RSU Awards Not Subject to Performance	Weighted Average Exercise Price of Vested Options

James A. Attwood	72,417	100%	—	—	—	—	—

David Kenny	170,314	51%	—	—	—	340,629	—

Guerrino De Luca	12,957	76%	—	—	—	—	—

Karen M. Hoguet	43,883	100%	—	—	—	—	—

Harish Manwani	21,549	100%	—	—	—	—	—

Robert C. Pozen	249,339	100%	15,625	—	—	—	$19.20

David Rawlinson	14,409	85%	—	—	—	—	—

Nancy Tellem	—	—	—	—	—	—	—

Javier G. Teruel	51,531	100%	—	—	—	—	—

Lauren Zalaznick	24,364	100%	—	—	—	—	—

The following information is provided on an unaudited basis.

Performance Graph

The chart below shows the cumulative TSR of Nielsen stock assuming an initial $100 investment over the period beginning on January 26, 2011 and ending December 31, 2019. We have compared our performance to the S&P 500 and to a market cap-weighted composite of the peer group we use to measure total shareholder return in our LTPP. We believe these two indices are key to measuring our performance in our industry.

NIELSEN HOLDINGS PLC—CUMULATIVE TOTAL SHAREHOLDER RETURN SINCE IPO

2020 PROXY STATEMENT A-8

DIRECTORS’ COMPENSATION REPORT

Chief Executive Officer’s Compensation in the Past Nine Years

	2011	2012	2013	2014	2015	2016	2017	2018	2019

CEO Single Figure[1,2]	$10,871,106	$11,139,245	$18,270,945	$4,071,634	$4,774,121	$7,280,519	$6,003,866	$10,973,614	$9,406,690

Bonus (% of maximum awarded)[3]	56%	49%	53%	51%	52%	43%	43%	0%	54%

Performance based LTI (% of maximum vesting)	N/A	N/A	N/A	N/A	N/A	125%	57%	59%	0%

1	Includes data for former CEO David Calhoun for 2011, 2012 and 2013, Mitch Barns for 2014, 2015, 2016, 2017 and through December 2, 2018, and David Kenny for December 3, 2018 through December 31, 2019.

2	Includes the value of all stock and option awards that vested in the respective year.

3	Annual incentive maximum payout is 200% of opportunity. In 2013, 2014 and 2015, 75% was paid in cash and 25% was paid in incentive RSUs. The calculation of the Bonus (% of maximum award), used the combined value of the cash and RSU awards.

Chief Executive Officer Pay Ratio

The table below shows the ratio of the Chief Executive Officer’s total remuneration to the remuneration of UK employees in 2019. The change in the pay ratios for 2019 is explained in more detail below.

Year	Option	25th percentile	Median	75th percentile

2019	A	170 x	130 x	93 x

The regulations provide three options which may be used to calculate the pay for the employees at the 25th percentile, median and 75th percentile. We have used Option A, following guidance issued by some proxy advisers and institutional shareholders. Option A calculates pay for all UK employees on the same basis as the single figure for remuneration calculated for the Executive Director. The period for which employee pay has been calculated under Option A is the 2019 calendar year. The single figure for remuneration for each employee includes earned salary, annual incentive awarded for 2019 calendar year, equity that vested in 2019 and an estimate for pension and benefits. The estimate of pension and benefits for each employee is calculated using 18% of salary, based on pension and benefits currently available to new hires in the UK. Other elements of pay such as overtime and shift allowances have been excluded on the basis that they are not comparable with the pay structure for the CEO.

The pay at each quartile is set out in the table below:

	25th percentile		Median		75th percentile

	Total Pay	Of Which is Salary	Total Pay	Of Which is Salary	Total Pay	Of Which is Salary

2019	$55,204	$46,783	$72,145	$61,140	$101,201	$78,552

The company believes the median pay ratio for 2019 is consistent with the pay, reward and progression policies for the company’s UK employees taken as a whole.

2020 PROXY STATEMENT A-9

DIRECTORS’ COMPENSATION REPORT

Percentage Change in the Chief Executive Officer’s Compensation Compared to Employees

The table below shows the percentage year on year change on salary and bonus earned by the CEO between the year ended December 31, 2019 and the year ended December 31, 2018 compared to the average salary and bonus for senior participants in our global annual incentive plan. The comparator group was chosen as the makeup and calculation of their compensation for the categories in the table below most closely resemble that of our CEO. For additional context, no annual incentive was paid to our CEO in 2018 due to performance while the employee comparator group received bonus at 65% of target.

% change	Base Salary	Bonus	Total Cash Compensation

CEO	27%	100%	229%

Employee Comparator	6%	92%	30%

Relative Importance of Spend on Pay

The table below shows the total pay for all employees compared to other key financial metrics and indicators:

($ in millions1)	Year Ended:

	December 31, 2018	December 31, 2019	% Change[2]

Personnel Costs	$ 2,651	$ 2,620	-1.39%

Dividends paid	$ 494	$ 395	-20.04%

Share Buybacks	$ 70	$ —	-100.0%

Average number of employees	45,894	45,719	-0.38%

Revenues	$ 6,515	$ 6,498	1.71%

EBITDA	$ 1,831	$ 1,987	9.96%

1	Average number of employees is not provided in millions.

2	% change is provided on a constant currency basis. We calculate constant currency by converting 2018 local currency values to 2019 period foreign currency exchange rates (only for personnel costs, revenue & EBITDA).

The numbers presented above were selected to provide a broad but reasonable context against which to compare the growth of value provided to the CEO, all employees and shareholders. The figures are reported in Note 22 of our 2019 UK Annual Report.

Consideration by the Directors of Matters Relating to Directors’ Compensation

In 2019, the Compensation Committee consisted of the following members:

•	Harish Manwani (Chairperson)

•	Robert C. Pozen

•	Lauren Zalaznick

•	Guerrino De Luca

The Compensation Committee and the Board are responsible for determining the compensation of our Directors and regularly review the philosophy and goals of the Director compensation program and assess the effectiveness of compensation practices and processes. The Compensation Committee sets performance goals and assesses

2020 PROXY STATEMENT A-10

DIRECTORS’ COMPENSATION REPORT

performance against these goals. The Compensation Committee and the Board operate independently of management and consider the recommendations and market data provided by the Compensation Committee’s independent consultant when reviewing and making compensation decisions. The CEO does not participate in the Compensation Committee and Board discussions regarding his own compensation. The Compensation Committee and the Board make their decisions based on their assessment of both Nielsen and individual performance against goals, market data provided by the Compensation Committee’s independent compensation consultant, and on their judgment as to what is in the best interests of Nielsen and its shareholders.

The Compensation Committee is empowered to study or investigate any matter of interest or concern that the Compensation Committee deems appropriate and shall have the sole authority to retain, oversee the work of, obtain advice from and terminate any compensation consultant, independent legal counsel or other adviser. The Company shall provide appropriate funding, as determined by the Compensation Committee, for payment of reasonable compensation to any compensation consultant, independent legal counsel or other advisers retained by the Compensation Committee, as well as funding for the payment of ordinary administration expenses of the Compensation Committee that are necessary or appropriate in carrying out its duties.

The Compensation Committee undertakes an independence assessment prior to selecting any compensation consultant, legal counsel or other advisors that will provide advice to the Compensation Committee (other than in-house legal counsel) taking into account such factors as may be required by the New York Stock Exchange, the UK Companies Act of 2006 and any other relevant legislation or regulation from time to time.

Any compensation consultant retained by the Compensation Committee to assist it in connection with setting the amount or form of Director compensation (other than any role limited to consulting on any broad-based plan that does not discriminate in scope, terms, or operation, in favor of executive officers or Directors of the Company, and that is available generally to all salaried employees; or providing information that either is not customized for the Company or that is customized based on parameters that are not developed by the compensation consultant, and about which the compensation consultant does not provide advice) shall not provide any other services to the Company or its subsidiaries, unless such services are pre-approved by the Compensation Committee. The Compensation Committee shall evaluate, on at least an annual basis, whether any work provided by the Compensation Committee’s compensation consultant raised any conflict of interest.

The Compensation Committee retains Meridian Compensation Partners, LLC (“Meridian”) as its compensation consultant. Meridian has provided market data and perspective on Executive and Non-Executive Director compensation and related governance. Meridian and its affiliates did not provide any services to Nielsen or its affiliates in 2019 other than executive and Director compensation consulting to the Compensation Committee. Discussions between Meridian and Nielsen management are limited to those necessary to complete work on behalf of the Compensation Committee.

The Compensation Committee determined that Meridian and its lead consultant for Nielsen satisfy the independence factors described in the NYSE listing rules. The Compensation Committee also determined that the work performed by Meridian in 2019 did not raise any conflict of interest issues.

In 2019, Nielsen paid $289,586 to Meridian for services rendered.

Implementation of Policy in 2020

The Policy will be operated in the same way as it was in 2019 except as set out below.

The key changes as to how the Policy will be operated in 2020 are as follows:

•	2020 Annual Incentive Plan – The CEO will be assessed on same company wide metrics as 2019.

•

For the 2020 – 2022 LTPP Plan – CEO will receive PRSUs earned based 50% on revenue growth and 50% on adjusted EPS performance (no change vs 2019). Recognizing the difficulty with measuring relative TSR performance for a company that will spin off into two companies, the relative TSR modifier will be removed from the PRSU design for the 2020 cycle only. The revenue growth and adjusted EPS performance will be measured based on a twelve month performance period however the PRSUs will vest, to the extent earned, at the end of a three year period.

2020 PROXY STATEMENT A-11

DIRECTORS’ COMPENSATION REPORT

Statement of Voting at General Meeting

At the Annual General Meeting of Shareholders on May 21, 2019, the shareholder advisory vote on the Directors’ Compensation Report received the following votes:

	Votes	% of Total Votes

Votes Cast in Favor	210,740,392	71%

Votes Cast Against	85,904,468	29%

Total Votes Cast	296,644,860	100%

Votes Withheld[1]	7,827,219	N/A

1	For purposes of calculating our overall voter approval, we have excluded votes withheld.

The Directors’ Compensation Policy was not put to a vote of shareholders at the 2019 Annual General Meeting of Shareholders. At the Annual General Meeting of Shareholders on May 22, 2018, the shareholder advisory vote on the Directors’ Compensation Policy received the following votes:

	Votes	% of Total Votes

Votes Cast in Favor	260,439,789	87%

Votes Cast Against	40,044,229	13%

Total Votes Cast	300,484,018	100%

Votes Withheld[1]	10,526,990	N/A

2020 PROXY STATEMENT A-12

Our Directors’ Compensation Policy applies to our Executive Director, as CEO (as well as any individual who may become an Executive Director while this policy is in effect) and our Non-Executive Directors. This was approved by shareholders at the 2018 AGM and is produced here for information only.

COMPENSATION POLICY FOR EXECUTIVE DIRECTORS

Philosophy

Foster meritocracy

•	Our pay-for-performance philosophy differentiates rewards based on business performance and individual contributions toward core objectives.

Pay competitively

•

The Compensation Committee reviews compensation annually and considers peer group and general industry benchmarks among several factors when making decisions on pay. Other factors include the mix of pay components in total direct compensation, prior year awards, changes in role or responsibilities, Company financial performance, and individual performance.

Emphasize variable, at risk pay subject to performance – the executive compensation framework

•

As outlined below in the Executive Compensation Framework, a significant portion of our Executive Director’s compensation is at risk; dependent on the achievement of challenging annual and long-term performance targets and/or the performance of our share price.

Target Compensation Framework
Pay Component	Target Range (Total Pay)	Guaranteed/At Risk
Base Salary	Up to 20%	Guaranteed
Target Annual Incentive	Up to 30%	At Risk
Total Cash	Not to exceed 50%
Target LTI Performance Awards	30 – 50%	At Risk
Target LTI Time-Vested Awards	20 – 35%	At Risk
Total Equity	No less than 50%

2020 PROXY STATEMENT B-1

DIRECTORS’ COMPENSATION POLICY

Compensation Policy for Executive Directors

Element	Purpose	How Component Operates

Annual Base Salary	Attract and retain top talent

• Reviewed in intervals of 24-36+ months

• When reviewing base salary levels and determining increases, the Compensation Committee and the Board consider a variety of factors including: (1) our pay for performance philosophy, (2) market benchmark compensation data, (3) the Director’s individual performance and contributions to the success of the business in the prior year, (4) Company performance, (5) current pay mix, and (6) role changes

Annual Incentive Plan (“AIP”)	Motivate Executive Directors to accomplish short-term business performance goals that contribute to long-term business objectives

• Annual incentive target opportunities are established each year with reference to (1) our pay for performance philosophy, (2) market benchmark compensation data, (3) the Director’s individual performance and contributions to the success of the business in the prior year, (4) Company performance, (5) current pay mix, (6) role changes, and (7) prior year target

• The Compensation Committee determines individual payout using the annual incentive plan design applicable to all managerial employees

• A combination of Adjusted EBITDA performance and revenue performance, weighted 75% and 25% respectively, formulaically determines incentive plan funding and the initial payout percentage for all participants. The metrics and their contribution to the plan funding operate independently of one another

• 100% Adjusted EBITDA performance to target = 100% contribution to the incentive pool funding and 100% initial individual payout for the Adjusted EBITDA metric

• 100% revenue performance to target = 100% contribution to the incentive pool and 100% initial individual payout for the revenue metric

• The initial payout percentage may be adjusted up or down based on a quantitative and qualitative assessment of individual performance vs objectives

• Threshold performance will result in an initial payout/funding of 50% for the Adjusted EBITDA and revenue metrics with zero funding for below threshold performance

• Additionally, Adjusted EBITDA performance must meet the minimum threshold for the revenue segment to fund

• Annual incentive plan funding and payouts are subject to a maximum limit of 200% of target

• Actual payouts and the performance metrics used to determine them will be disclosed in the Directors’ Compensation Report in the year payouts are made

• The calculation of EBITDA and revenue performance for annual incentive plan purposes differs from reported Adjusted EBITDA and reported revenue because it is calculated using a standard foreign currency exchange rate established at the beginning of the year in order to eliminate the impact of currency exchange volatility on the performance assessment

• Payout is intended to be delivered 100% in cash but may be delivered in a mixture of cash and restricted stock units at the Compensation Committee’s discretion

• Payouts are subject to recoupment under the terms of Nielsen’s Clawback Policy

Long-Term Incentive (“LTI”)	Deliver long-term sustainable performance and align Executive Director rewards with long-term returns delivered to shareholders

• LTI award values are determined each year by reference to (1) our pay for performance philosophy, (2) market benchmark compensation data, (3) the Director’s individual performance and contributions to the success of the business in the prior year, (4) Company performance, (5) current pay mix, (6) role changes, and (7) prior year award

Performance Restricted Stock Units (“PRSUs”)	Alignment with long-term shareholder return

• Subject to performance against three three-year cumulative performance metrics, free cash flow, relative total shareholder return and revenue CAGR with assigned weighting of 50%, 25% and 25%, respectively

• Specific threshold, target and maximum performance metrics for three-year cumulative free cash flow performance will not be disclosed for competitive reasons but targets are designed to be aggressive and achievable and are fully aligned with our approved three-year strategic plan and long-term guidance issued to investors at the beginning of the performance period

2020 PROXY STATEMENT B-2

DIRECTORS’ COMPENSATION POLICY

Element	Purpose	How Component Operates

• Targets and actual results used to determine payouts will be disclosed in the Director’s Compensation Report in the year that payouts are approved

• Relative total shareholder return (TSR) is measured against a peer group used solely for this purpose. Companies in this peer group are selected to represent a comparable investment profile to Nielsen by virtue of their being in comparable businesses, and having a similar financial profile and stock price correlation.

• Revenue is measured based on compounded annual growth rate (CAGR) over the three year period. Revenue targets are designed to be aggressive and achievable and are fully aligned with our approved three-year strategic plan and long-term guidance issued to investors at the beginning of the period.

• Represents approximately 60% of the annual LTI value

• Zero payout for performance below threshold

• For performance at threshold, the payout opportunity is 50% and for performance at target, 100%

• Maximum payout opportunity is capped at 200% of target

• For the relative TSR component, payouts capped at target if absolute total shareholder return is negative

• No dividend equivalents on unearned performance RSUs

• Subject to recoupment under the terms of Nielsen’s Clawback Policy

Restricted Stock Units (“RSUs”)	Alignment with shareholder return and retention

• Four-year time-vested

• Represents approximately 40% of LTI value

• Dividend-equivalents on RSU awards are accrued and delivered as additional RSUs upon vesting

• Maximum payout not to exceed 100% of shares at the end of the vesting period, plus any earned dividends equivalents (if applicable, whether on vested or unvested)

Health And Welfare Plans, Perquisites	Promote overall well-being and avoid distractions caused by unforeseen health/financial issues

• Health and Welfare plans generally available to other employees, including medical insurance and savings accounts

• De minimis financial planning and wellness allowances

• Other benefits may include provision of transport

• The cost of the Health and Welfare plans and perquisites provided changes in accordance with market conditions and will, therefore, determine the maximum amount that would be paid in the form of benefits during the period of this policy

Pension	Provide additional income in retirement and promote overall financial wellbeing

Qualified Cash Balance Pension Plan (the “Qualified Plan”)

• Plan frozen on August 31, 2006

• Prior to the freeze we added monthly basic and investment credits to each participants account

• The basic credit equaled 3% of a participants eligible monthly compensation

• At the point of freeze, all basic credits were stopped, but participants continue to receive investment credits

• Participants became vested in the accrued benefits on the earlier of five years of service or when the participant reached normal retirement age (which is the later of age 65 or the fifth anniversary of the date the participant first became eligible to participate in the plan)

Non-qualified Retirement Plan (the “Excess Plan”)

• Plan frozen on August 31, 2006

• Available to certain management and highly compensated individuals

• Prior to the freeze, the plan provided supplemental benefits to individuals whose benefits under the qualified plan are limited by the provisions of Section 415 and/or Section 401(a)(17) of the US tax code

• The amount payable under the Excess Plan is equal to the difference between the benefit actually paid under the qualified plan and the amount that would have been payable had the applicable US tax code limitations not applied

Other Retirement	Attract and retain top talent

401(k) Savings Plan

• Qualified plan available to all eligible employees, enables participants to save for retirement through tax-advantaged combination of employee contributions and a company matching contribution

• The company matching contribution matches $.50 per $1.00 of employee contribution up to 6% of pay and subject to IRS annual limits. Full vesting occurs after 2 years of service

2020 PROXY STATEMENT B-3

DIRECTORS’ COMPENSATION POLICY

Element	Purpose	How Component Operates

Relocation/Expat Assistance	Attract top talent and provide career enhancing and personal development opportunities

• Expatriate and relocation benefits are regularly benchmarked against other companies. Current benefits offered include, but are not limited to:

• Shipment of goods and services

• Home sale/lease termination

• House hunting trips

• Temporary housing

• Housing allowance

• Automobile disposition

• Goods and services differential allowance

• Car/driver allowance

• Education fees and expenses for dependent children to age 19

• Home leave

• Tax equalization

• Tax preparation

• Language and cultural training

• Destination acclimation services

Performance Measure Selection

The measures used under the AIP and the LTPP are reviewed and approved by the Compensation Committee annually. The other elements in the table above are not subject to the accomplishment of specific performance targets.

Nielsen’s culture reflects our core values of Open, Connected, Useful, and Personal. Our compensation programs reinforce the values by connecting all of our employees to core business objectives. To that end, the CEO and other executives participate in the same annual incentive plan applicable to managerial employees. Beginning in 2018, the plan will be funded based on the achievement of Company EBITDA performance and Company revenue performance. The Adjusted EBITDA target for incentive plan funding purposes is the equivalent of the EBITDA target approved in our annual operating plan. The target is intended to offer a challenging yet achievable goal for participants. The revenue target is designed to be aggressive and achievable and is fully aligned with our annual operating plan and guidance issued to investors. Nielsen’s business EBITDA and revenue growth are highly correlated to the creation of shareholder value and are effective measures of the Executive Director’s contributions to short-term Company performance.

Three cumulative three-year performance metrics measure performance under the LTPP. Free Cash Flow (“FCF”), relative TSR and revenue CAGR were chosen due to their strong alignment with the long-term returns experienced by our shareholders. FCF is assigned a weighting of 50% and both TSR and revenue CAGR are assigned a weighting of 25% each. Specific FCF targets cannot be disclosed for competitive reasons. Both FCF and revenue CAGR targets are aligned with the aggressive targets approved in the three-year strategic plan and with our long-term guidance issued to investors.

Under the rules governing the design and operation of the AIP and LTPP, the Compensation Committee has the discretion to select other performance metrics and alter their weighting as business conditions may dictate in the future.

Remuneration Policy for Other Employees

The remuneration policy for other employees is based on the same philosophy and principles that govern the remuneration policy for Executive Directors. Annual salary reviews take into account Company and individual performance, local pay and market conditions, and salary levels for similar roles in the relevant geographies. Senior executives are eligible to participate in the AIP and in LTI programs on similar terms as the Executive Directors. Managerial and professional employees are eligible to participate in the AIP provided for executives; opportunities vary by organizational level and an individual’s role. Some employees below the executive level are eligible to participate in the stock option and RSU components of the LTI program; opportunity levels are commensurate with organizational level.

2020 PROXY STATEMENT B-4

DIRECTORS’ COMPENSATION POLICY

Loss of Office and Service Agreements

In general we do not provide employment agreements for Executive Directors. The principal terms of employment for Executive Directors are as provided to other eligible employees with the exception of certain de minimis benefits (described within) and certain payments provided in the event the Executive Director is terminated not for cause or resigns for good reason (as defined in the documents referenced below under “Potential Payments Upon Termination or Change In Control”). In certain circumstances the Compensation Committee may provide employment agreements for Executive Directors where it is essential for continued sound governance.

Potential Payments Upon Termination or Change In Control

Severance terms for Executive Directors are defined in the U.S. Severance policy for Section 16 Officers and Senior Executives (the “Severance Policy”) approved by the Committee on July 20, 2017.

The following is a summary of the material terms of the Severance Policy:

A)

Qualifying Termination Outside of the Change in Control Protection Period: If the Executive Director subject to the Severance Policy is terminated by the Company without Cause or resigns for Good Reason (as such terms are defined in the Severance Policy) at any time other than during the 24-month period following a change in control (the “Change in Control Protection Period”), such individual has the right to payments equal to, with respect to the CEO, two times, or with respect to other Executive Directors, one times the sum of the Executive Director’s annual base salary and the average of the annual incentive payments paid to the Executive Director in the prior three years.

B)

Qualifying Termination During the Change in Control Protection Period: If the Executive Director subject to the Severance Policy is terminated by the Company without Cause or resigns for Good Reason during the Change in Control Protection Period, the Executive Director has the right to payments equal to two times the sum of the Executive Director’s annual base salary and the average of the annual incentive payments paid to the Executive Director in the prior three years.

Change in control is defined in the Severance Policy and includes the acquisition of shares of the Company representing more than 40% of the Company’s capital stock, merger, consolidation or reorganization where pre-transaction shareholders do not continue to hold at least 50% of the Company’s voting power, change in majority of the Board within a 12-month period, and liquidation, dissolution or a material asset sale. The Severance Policy provides for a 280G best-after-tax cutback, which applies to any payments or benefits that individuals subject to the Severance Policy are entitled to receive that are “excess parachute payments” under the “golden parachute” excise tax rules of the Internal Revenue Code.

Additionally, under the terms of the 2010 Nielsen Holdings Stock Incentive Plan (“2010 Plan”) if the Executive Director is terminated by the Company without “Cause” or the Executive Director resigns for “Good Reason” (as such terms are defined in the plan document) they will forfeit all unvested equity as of the date of termination with the following exceptions:

•

PRSUs: Executive Directors will receive a payout on the regularly scheduled payout date reduced pro-rata to their service through the performance period, calculated as the number of days between the beginning of the performance period and the termination date divided by 1095.

•

Option and RSU Awards: Pro-rata vesting of the equity tranche that would have vested, but for the termination, in the 12 months following the termination date calculated by the number of days between the most recent vesting and the termination date divided by 365.

The Committee has the discretion to adjust the above payments in the event of extraordinary circumstances including but not limited to approved retirements, death, and permanent disability.

Change In Control Policy

Under the 2010 Plan, as amended, unvested options and RSUs do not vest automatically in the event of a change in control.

2020 PROXY STATEMENT B-5

DIRECTORS’ COMPENSATION POLICY

Clawback Policy

Our clawback policy requires the Executive Director, in all appropriate cases, to repay or forfeit any bonus, short-term incentive award or amount, or long-term incentive award or amount awarded to the Executive Director, and any non-vested equity-based awards previously granted to the Executive Director if:

The amount of the incentive compensation was calculated based upon the achievement of certain financial results that were subsequently the subject of a restatement or the correction of a material error;

The Executive Director engaged in intentional misconduct that caused or partially caused the need for the restatement or caused or partially caused the material error; and

The amount of the incentive compensation that would have been awarded to the Executive Director, had the financial results been properly reported, would have been lower than the amount actually awarded.

Recruitment of Executive Directors

The compensation package for a new Executive Director will be set in accordance with the terms of the Directors’ Compensation Policy as set forth above or in force at the time of appointment or hiring. In determining the appropriate remuneration structure and levels, the Compensation Committee will take into consideration all relevant factors to ensure that arrangements are in the best interests of the Company and its shareholders.

In addition, to facilitate the recruitment of an individual to an Executive Director position, the Compensation Committee can use cash and/or LTI awards to buy-out previously-granted incentive awards and no limits will apply under this policy.

For external hires and internal appointments the Company may provide certain relocation reimbursements or allowances including expatriate benefits within limits set by the Compensation Committee that fairly reimburse Executive Directors for expenses incurred and provide for a smooth transition free of unnecessary distractions.

Consideration of Conditions Elsewhere in the Company

The Compensation Committee does not consult with employees specifically on its Executive Director compensation policy and framework however, when determining pay for Executive Directors, the Committee takes into account several data elements including but not limited to:

•	company and individual performance;

•	salary increase budgets provided for other employees;

•	annual incentive plan funding levels;

•	local pay and market conditions; and

•	market data provided by independent compensation consultant.

Consideration of Shareholder Views

On a regular basis, the Compensation Committee engages with shareholders to solicit direct input regarding its Executive Director compensation programs. Input provided during these meetings and from shareholder advisory firms is used to shape our compensation programs. The majority of shareholders continue to express support for our compensation programs.

Illustration of Application of Compensation Policy for Executive Directors

The estimated compensation amounts received by the Executive Directors which group currently includes only our CEO are shown in the following graph.

The amounts show payments at three levels of performance-threshold, target and maximum

2020 PROXY STATEMENT B-6

DIRECTORS’ COMPENSATION POLICY

For the purpose of this illustration the following components’ values are constant at each level of performance:

•	Salary: reflects annualized rate for 2018

•	Restricted stock units: planned grant date fair value in 2018[1]

•

Benefits: Estimated based on 2017 figures and 2018 premium or reimbursement rates including 401(k) savings match, health saving account plan match, relocation benefits, health and welfare perquisite and tax planning perquisite.

•	Pension: reflects estimated aggregate change in the actuarial present value of accumulated benefits under the plan

The following components’ values vary by each level of performance:

•	Annual Incentive: reflects potential cash payouts based solely on the plan’s incentive funding formula

•	LTPP: reflects the fair value[1] of PRSUs at grant date at target and percentage payouts of target in accordance with the plan design at threshold and maximum levels of performance.

•

Both of the above values will differ from the actual payments earned by Mr. Barns under the 2017 AIP and 2015 LTPP and paid to him in February, 2018. Payment details are disclosed in our 2018 Proxy Statement under “Summary Compensation Table.”

($,000)

[1]

Calculated in accordance with IFRS 2, Share-based Payments. For a discussion of the assumptions and methodologies used to value the awards granted in 2017 please see Note 16 “Share-Based compensation” to our audited consolidated financial statements, included in our Annual Report for the year ended December 31, 2017. In all cases the values reported assume no share price change relative to closing price of a Nielsen share on the date of grant.

2020 PROXY STATEMENT B-7

DIRECTORS’ COMPENSATION POLICY

Compensation Policy for Non-Executive Directors

As of the effective date of this Policy, all of our Directors, with the exception of Mitch Barns, our CEO, are Non-Executive Directors.

Purpose

Nielsen’s Compensation Policy for our Non-Executive Directors is designed to:

•	attract and retain talented individuals to help oversee the Company as members of the Board;

•	align with the market value of the role; and

•	align with long-term shareholder returns.

2020 PROXY STATEMENT B-8

DIRECTORS’ COMPENSATION POLICY

Practice

The Compensation Committee reviews the Non-Executive Director compensation program annually taking account of market benchmarking data to establish compensation levels that are competitive and serve the stated purpose. Market adjustments may be made to Non-Executive Director compensation following these reviews. Otherwise, the Compensation Committee generally intends to make adjustments every three years unless special circumstances require otherwise. The values quoted in each category are fixed, do not vary subject to a performance condition and therefore represent the current maximum payout opportunity.

Compensation Element	How Component Operates	Current Fee Structure (per annum)

Board Fees	• Annual retainer paid on a quarterly basis • Director may elect to receive fees in cash or in DSUs1 • DSUs accrue dividend equivalents in the form of additional DSUs	$80,000

Board Chair Fee	• Annual retainer payable on a quarterly basis; 50% in DSUs and 50% in cash • Director may elect to receive cash fees in DSUs1 • DSUs accrue dividend equivalents in the form of additional DSUs	$150,000

Committee Chair Fees	• Annual retainer payable on a quarterly basis • Director may elect to receive fees in cash or in DSUs1 • DSUs accrue dividend equivalents in the form of additional DSUs	• Audit Committee: $25,000 • Compensation Committee: $20,000 • Nomination and Corporate Governance Committee: $15,000

Lead Independent Director Fee	• Annual retainer payable on a quarterly basis • Director may elect to receive fees in cash or in DSUs1 • DSUs accrue dividend equivalents in the form of additional DSUs	$30,000

Annual Equity Grant	• Offered to all Non-Executive Directors • Executive compensation peer group plus general industry benchmark provided by Meridian are used as benchmarks • Annual equity grant delivered in DSUs vests in four equal quarterly installments • DSUs accrue dividend equivalents in the form of additional DSUs	$160,000

1	The Company can, but does not have to offer this choice to the Non-Executive Directors.

Non-Executive Directors will only receive compensation for those services outlined in this Policy. There are no contracts or agreements that provide guaranteed amounts payable for service as a Non-Executive Director of Nielsen, and there are no similar arrangements that provide for any guaranteed compensation (other than for any accrued or deferred amounts, if applicable, for services rendered as a Non-Executive Director) upon a Non-Executive Director’s termination of service from our Board of Directors. The Compensation Committee may in exceptional circumstances provide compensation that exceeds or is different from that payable to Non-Executive Directors but is aligned with the policy for Executive Directors. An example may include when an Executive Director transitions from Company employee to Non-Executive Director. In these cases, the Committee may find it appropriate to elect to continue components of the Executive Director compensation program for the former employee. When recruiting for a new external Non-Executive Director, the Committee or Board will structure pay in line with the existing policy for Non-Executive Directors set out above.

2020 PROXY STATEMENT B-9

Constant Currency Presentation

We evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our results of operations, thereby facilitating period-to-period comparisons of our business performance and is consistent with how management evaluates the Company’s performance. We calculate constant currency percentages by converting our prior-period local currency financial results using the current period exchange rates and comparing these adjusted amounts to our current period reported results. This calculation may differ from similarly-titled measures used by others and, accordingly, the constant currency presentation is not meant to be a substitution for recorded amounts presented in conformity with GAAP nor should such amounts be considered in isolation. No adjustment has been made to foreign currency exchange transaction gains or losses in the calculation of constant currency net income.

The below table presents a reconciliation from revenue on a reported basis to revenue on a constant currency basis for the year December 31, 2019.

(IN MILLIONS) (UNAUDITED)	Year Ended December 31, 2019 Reported	Year Ended December 31, 2018 Reported	% Variance 2019 vs. 2018 Reported	Year Ended December 31, 2018 Constant Currency	% Variance 2019 vs. 2018 Constant Currency
Revenues by segment
Measure	$2,161	$2,211	(2.3)%	$2,131	1.4%
Predict/Activate	896	927	(3.3)%	904	(0.9)%
Connect	$3,057	$3,138	(2.6)%	$3,035	0.7%
Audience Measurement	$2,471	$2,411	2.5%	$2,399	3.0%
Plan/Optimize	$970	$966	0.4%	$955	1.6%
Media	$3,441	$3,377	1.9%	$3,354	2.6%
Total	$6,498	$6,515	(0.3)%	$6,389	1.7%

Net Income to Adjusted EBITDA Reconciliation

We define Adjusted EBITDA as net income or loss from our consolidated statements of operations before interest income and expense, income taxes, depreciation and amortization, restructuring charges, impairment of goodwill and other long-lived assets, share-based compensation expense and other non-operating items from our consolidated statements of operations as well as certain other items that arise outside the ordinary course of our continuing operations specifically described below.

Restructuring charges: We exclude restructuring expenses, which primarily include employee severance, office consolidation and contract termination charges.

Impairment of goodwill and other long-lived assets: We exclude the impact of charges related to the impairment of goodwill and other long-lived assets. Given the significance of the impairment of goodwill and other long-lived assets, we reported it separately in the consolidated statements of operations.

Share-based compensation expense: We exclude the impact of costs relating to share-based compensation.

Other non-operating expenses, net: We exclude foreign currency exchange transaction gains and losses primarily related to intercompany financing arrangements as well as other non-operating income and expense items, such as, gains and losses recorded on business combinations or dispositions, sales of investments, net income attributable to noncontrolling interests and early redemption payments made in connection with debt refinancing.

2020 PROXY STATEMENT C-1

INFORMATION REGARDING NON-GAAP FINANCIAL MEASURES

Other items: To measure operating performance, we exclude certain expenses and gains that arise outside the ordinary course of our continuing operations. Such costs primarily include legal settlements, acquisition related expenses, business optimization costs and other transaction costs.

Adjusted EBITDA is not a presentation made in accordance with GAAP, and our use of the term Adjusted EBITDA may vary from the use of similarly-titled measures by others in our industry due to the potential inconsistencies in the method of calculation and differences due to items subject to interpretation.

We use Adjusted EBITDA to measure our performance from period to period both at the consolidated level as well as within our operating segments, to evaluate and fund incentive compensation programs and to compare our results to those of our competitors. In addition to Adjusted EBITDA being a significant measure of performance for management purposes, we also believe that this presentation provides useful information to investors regarding financial and business trends related to our results of operations and that when non-GAAP financial information is viewed with GAAP financial information, investors are provided with a more meaningful understanding of our ongoing operating performance.

Adjusted EBITDA should not be considered as an alternative to net income or loss, operating income, cash flows from operating activities or any other performance measures derived in accordance with GAAP as measures of operating performance or cash flows as measures of liquidity. Adjusted EBITDA has important limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP.

The below table presents a reconciliation of net income and Adjusted EBITDA for the years ended December 31, 2019, 2018 and 2017:

	Year Ended December 31,
(IN MILLIONS)	2019	2018	2017
Net income attributable to Nielsen stockholders	$(415)	$(712)	$429
Interest expense, net	391	386	370
(Benefit)/provision for income taxes	(260)	(182)	388
Depreciation and amortization	756	675	640
EBITDA	472	167	1,827
Other non-operating expense/(income), net[1]	191	33	27
Restructuring charges	80	139	80
Impairment of goodwill and other long-lived assets	1,004	1,413	—
Share-based compensation expense	50	35	45
Other items[2]	56	63	45
Adjusted EBITDA	$1,853	$1,850	$2,024

1	For the year ended December 31, 2019, other non-operating expense, included non-cash expenses $170 million for pension settlements which included plan transfers to third parties in the Netherlands and UK, where we terminated our responsibility for future defined benefit obligations and transferred that responsibility to the third parties.

2	For the years ended December 31, 2019 and 2018, other items primarily consist of business optimization costs, including strategic review costs, and transaction related costs. For the year ended December 31, 2017, other items primarily consist of transaction related costs and business optimization costs.

Net Income and Adjusted EBITDA on constant currency basis

The table below presents a reconciliation of Net income and Adjusted EBITDA on a reported basis to a constant currency basis for the year ended December 31, 2019.

(IN MILLIONS) (UNAUDITED)	Year Ended December 31, 2019 Reported	Year Ended December 31, 2018 Reported	% Variance 2019 vs. 2018 Reported	Year Ended December 31, 2018 Constant Currency	% Variance 2019 vs. 2018 Constant Currency
Net Income/(Loss) attributable to Nielsen Shareholders	$(415)	$(712)	(41.7)%	$(731)	(43.2)%
Adjusted EBITDA	$1,853	$1,850	0.2%	$1,827	1.4%

2020 PROXY STATEMENT C-2

INFORMATION REGARDING NON-GAAP FINANCIAL MEASURES

Free Cash Flow

We define free cash flow as net cash provided by operating activities, less capital expenditures, net. We believe providing free cash flow information provides valuable supplemental liquidity information regarding the cash flow that may be available for discretionary use by us in areas such as the distributions of dividends, repurchase of common stock, voluntary repayment of debt obligations or to fund our strategic initiatives, including acquisitions, if any. However, free cash flow does not represent residual cash flows entirely available for discretionary purposes; for example, the repayment of principal amounts borrowed is not deducted from free cash flow. Key limitations of the free cash flow measure include the assumptions that we will be able to refinance our existing debt when it matures and meet other cash flow obligations from financing activities, such as principal payments on debt. Free cash flow is not a presentation made in accordance with GAAP.

The reconciliation of normalized free cash flow to net cash provided by operating activities in the last three years is provided below:

Free Cash Flow ($ in millions – as reported)	2019	2018	2017
Net cash provided by operating activities	$1,066	$1,058	$1,310
Capital expenditures, net	(519)	(516)	(447)
Free Cash Flow	$547	$542	$863

Adjusted Earnings per Share

We define adjusted earnings per share as net income attributable to Nielsen shareholders per share (diluted) from continuing operations from our consolidated statements of operations, excluding depreciation and amortization associated with acquired tangible and intangible assets, restructuring charges, impairment of goodwill and other long-lived assets, share-based compensation expense, other non-operating items from our consolidated statements of operations and certain other items considered unusual or non-recurring in nature, adjusted for income taxes related to these items. Management believes that this non-GAAP measure is useful in providing period-to-period comparisons of the results of the Company’s ongoing operating performance.

2020 PROXY STATEMENT C-3

SHARE REPURCHASE DOCUMENTATION

ANNEX TO NOTICE OF MEETING

SCHEDULE 1

RULE 10B-18 REPURCHASE CONTRACT

This agreement is made on                 , 20[•]

BETWEEN:
Nielsen Holdings plc Nielsen House John Smith Drive Oxford OX4 2WB Registered No. 9422989	(the “Company”) and

[•]	(the “Counterparty”)

It is agreed that the Counterparty will purchase on a principal basis interests in ordinary shares of the Company, nominal (i.e., par) value €0.07 per share (the “Ordinary Shares”), for subsequent sale and delivery to the Company pursuant to the terms of this Agreement as follows:

1.

Throughout the period of this Agreement, Ordinary Shares will be purchased in the open market or through privately negotiated transactions by the Counterparty upon instructions provided from time to time by the Company as to the number of Ordinary Shares to be purchased over a designated period of time and the price or prices that the Company is willing to pay for the Ordinary Shares (the “Purchase Price”), such instructions to be provided by the Company from one or more authorised person(s) to be notified to the Counterparty by the Company (each an “Authorised Person”).

2.	Ordinary Shares will be purchased by the Counterparty in accordance with all applicable laws and regulations, including (without limitation) in accordance with:

(a)

the volume limitations of Rules 10b-18(b)(4) and 10b-18(c)(2) of the Securities Exchange Act of 1934, as may be amended or superseded from time to time (the “Exchange Act”), provided, that the Counterparty shall not be responsible for compliance with such volume limitations to the extent that the Company or any affiliated purchaser of the Company has purchased shares through any other broker or dealer on any single day (including the purchase of a block of stock under the “one block per week” exemption provided for under Rule 10b-18(b)(4)) and the Company either (i) has not informed the Counterparty of any such purchases executed on the same day (or, in the case of block purchases, during the same week) on which the Company has instructed the Counterparty to effect purchases under this Agreement or (ii) in the case of block purchases, has not informed the Counterparty of the volume of all such block purchases effected during the prior four weeks for purposes of computing allowable trading volume. The maximum value of Ordinary Shares, at acquisition cost, to be purchased under this program will be advised to the Counterparty by an Authorised Person from time to time following the execution of this Agreement;

2020 PROXY STATEMENT D-1

RULE 10B – REPURCHASE CONTRACT

(b)	Rules 10b-18(b)(2) and 10b-18(c)(1) of the Exchange Act regarding timing of purchases; and

(c)	Rule 10b-18(b)(3) of the Exchange Act regarding price of purchases.

3.	Notwithstanding the foregoing:

(a)

the maximum price that may be paid to purchase an Ordinary Share shall be 110% of the fair market value of the Ordinary Shares on the New York Stock Exchange or such other exchange on which the Ordinary Shares are principally listed from time to time (the “Principal Market”), in each case calculated at the time that the purchase is made; and

(b)

the maximum aggregate number of Ordinary Shares which may be purchased pursuant to this Agreement shall not exceed 20% of the total issued ordinary shares of the Company as at 5:00 pm (New York time) on May 12, 2020 as adjusted on a proportionate basis to take into account any consolidation or division of shares from time to time.

4.

The Company confirms that all purchases will be effected pursuant to Rule 10b-18 of the Exchange Act, from or through only one broker or dealer on any single day or as otherwise allowed by Rule 10b-18(b) of the Exchange Act.

5.

Purchases may be made on any national securities exchange, electronic communication network (ECN), alternative trading system (ATS), in over-the-counter (OTC) transactions or through privately negotiated transactions.

6.	Before purchases commence under this Agreement, the Company will have disclosed the repurchase program to the public.

7.

The Company reserves the right to instruct the Counterparty to suspend purchases at any time, without prejudice to the settlement of purchases effected by the Counterparty prior to the receipt of notice of such suspension. Notification of suspension will be communicated directly to the Counterparty via email or such other methods as are agreed between the Company and the Counterparty. The Company agrees that purchases shall not be made at any time when, for legal or regulatory reasons, it would be inappropriate for the Counterparty or the Company to effect such purchases.

8.

The Company represents that the purchases of Ordinary Shares by the Counterparty pursuant to the terms of this Agreement will not violate or contravene any legal, regulatory or contractual restriction applicable to the Company or the Ordinary Shares, including Section 10(b) and Rule 10b-5 of the Exchange Act.

9.

The Counterparty represents that it has established reasonable policies and procedures to ensure that its agents and representatives responsible for executing purchases of Ordinary Shares pursuant to this Agreement will not violate materially the federal insider trading laws and will use good faith efforts to comply with the requirements of Rule 10b-18.

10.	Daily purchase information will be provided by the Counterparty to the Company by phone or email, and trade confirmations will be sent by email on each relevant trade date.

11.	Purchases of Ordinary Shares, in accordance with the instructions contained herein, will commence on the date to be agreed between the Company and the Counterparty.

12.

Notices for the attention of the Company shall be sent to the Company’s Treasurer (or such other person(s) as notified in writing to the Counterparty by the Company) at the address and/or email address (as applicable) notified in writing to the Counterparty by the Company.

13.	Notices for the attention of the Counterparty shall be sent to the address notified in writing to the Company by the Counterparty.

14.

Any notice shall be deemed given on the date received by the recipient pursuant to Paragraph 12 or 13 above or, if received after 4:00 PM New York City time on a day on which the Principal Market is open for business and the Ordinary Shares trade in the regular way on the Principal Market (a “Trading Day”) or on a non-Trading Day, on the next Trading Day.

2020 PROXY STATEMENT D-2

RULE 10B – REPURCHASE CONTRACT

15.

The Counterparty shall (including, without limitation, by liaising with the transfer agent and registrar of the Company (the “Transfer Agent”)) procure that any Ordinary Share to be sold by the Counterparty to the Company is transmitted or delivered by DWAC or similar means of transmission so that such Ordinary Share is withdrawn from the facilities of the Depositary Trust Company (the “DTC System”) (in particular by removing any Ordinary Share deposited with the nominee of the DTC System, Cede & Co.) and the Company receives the Ordinary Share in record form (a “Record Share”).

16.

In accordance with Paragraph 15, the Counterparty shall sell, and the Company shall purchase, all such Record Shares. Such purchase(s) shall be (a) settled on the same day that the Counterparty acquires the shares upon the settlement of its purchase(s) pursuant to Paragraph 1 and; (b) on the same terms as the purchase(s) were effectuated by the Counterparty pursuant to Paragraph 1. Following such purchase and delivery, the Company shall be registered as the record holder of such Record Shares, or such Record Shares shall otherwise be cancelled by the Company. The Company shall be responsible for any stamp duty that is due in respect of the purchase of Record Shares from the Counterparty.

17.

The Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Record Shares to the Company in accordance with the terms of this Agreement.

18.

The Company will pay for any and all Record Shares purchased by it in accordance with Paragraph 15 above by wiring funds to the bank account of the Counterparty or other designee by no later than the date of delivery of Record Shares or such other date as may be agreed between the Company and the Counterparty. Any commission payable by the Company in respect of the delivery of Record Shares shall be agreed in writing from time to time between the Company and the Counterparty, and shall be paid to the Counterparty by the Company on delivery of Record Shares or such other date as may be agreed between the Company and the Counterparty. The relevant bank account details of the Counterparty shall be notified to the Company by the Counterparty in writing from time to time.

19.	The Counterparty and the Company each acknowledge and agree that:

(a)

Prior to an acquisition by the Company under Paragraph 15 hereof, the Company shall not acquire, nor have any legal or beneficial interest in, any Ordinary Share purchased by the Counterparty pursuant to this Agreement;

(b)

Nothing in this Agreement is or shall constitute a party acting as the agent of the other for any purpose. Neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other; and

(c)

The Counterparty shall act as principal in respect of its acquisition of the Ordinary Shares and shall effect purchases of shares hereunder in “riskless principal transactions” as defined in Rule 10b-18(a)(12) of the Exchange Act.

20.	This Agreement will be governed by and construed in accordance with the internal laws of the State of New York.

21.	This Agreement may not be assigned by any party without the prior written consent of the other party.

22.	This Agreement is binding upon, and inures to the benefit of, the parties and their respective permitted successors and assigns.

23.	This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

24.

If any provision of this Agreement is or becomes inconsistent with any applicable present or future law, rule or regulation, that provision will be deemed modified or, if necessary, rescinded in order to comply with the relevant law, rule or regulation. Without limiting the foregoing, any reference herein to a specific Rule under the Exchange Act shall be deemed to reference any successor Rule if applicable. All other provisions of this Agreement will continue and remain in full force and effect.

2020 PROXY STATEMENT D-3

RULE 10B – REPURCHASE CONTRACT

25.

This Agreement may be terminated by either party at any time, and with immediate effect, upon written notice from one party to the other by overnight mail, email or facsimile, at the addresses or fax numbers previously notified by the other party.

NIELSEN HOLDINGS PLC (the “Company”)

By:
Name: Title:

[•] (the “Counterparty”)

By:
Name: Title:

2020 PROXY STATEMENT D-4

RULE 10B5-1 REPURCHASE PLAN

Repurchase Plan, dated , 20[•]	(the “Repurchase Plan”),

BETWEEN:

Nielsen Holdings plc Nielsen House John Smith Drive Oxford OX4 2WB Registered No. 9422989	(the “Company”) and

[•]	(the “Counterparty”)

Capitalized terms used and not otherwise defined in the body of this Repurchase Plan shall have the meaning given to such terms in Exhibit A hereto, which is incorporated herein and made part of this Repurchase Plan.

WHEREAS, the Company desires to establish this Repurchase Plan to purchase its ordinary shares, nominal (i.e., par) value €0.07 per share (the “Ordinary Shares”); and

WHEREAS, the Company desires to purchase Ordinary Shares from the Counterparty in accordance with this Repurchase Plan.

NOW, THEREFORE, the Company and the Counterparty hereby agree as follows:

I.         Implementation of the Plan

1.

Prior to the commencement of the transactions contemplated by this Repurchase Plan the parties shall agree in writing in a form substantially as set forth in Exhibit A hereto to certain terms in respect of the proposed repurchases.

2.

During the Repurchase Period, the Counterparty shall effect one or more purchases as principal of Ordinary Shares having a maximum aggregate value of no more than the Total Repurchase Amount. On each Trading Day, the Counterparty shall purchase that number of Ordinary Shares having an aggregate value of up to the Maximum Amount, plus or minus up to $1,000. Notwithstanding the foregoing, the Counterparty shall not purchase any Ordinary Shares at a price exceeding the Limit Price and the maximum aggregate number of Ordinary Shares which may be purchased pursuant to this Repurchase Plan shall not exceed the Repurchase Cap.

3.

If, consistent with ordinary principles of best execution or for any other reason, the Counterparty cannot purchase the Maximum Amount on any Trading Day, then the amount of such shortfall may be purchased as soon as practicable on the immediately succeeding Trading Day and on each subsequent Trading Day as is necessary to purchase such shortfall consistent with ordinary principles of best execution; provided that in no event may the amount of such shortfall be purchased later than the fourth business day after such Trading Day.

4.

Nevertheless, if any such shortfall exists after the close of trading on the last Trading Day of the Repurchase Period, the Counterparty’s authority to purchase such shares under this Repurchase Plan shall terminate.

2020 PROXY STATEMENT E-1

RULE 10B5-1 REPURCHASE PLAN

5.

The Counterparty may make purchases pursuant to this Repurchase Plan in the open market or through privately negotiated transactions. The Counterparty agrees to comply with the manner of purchase requirements of paragraphs (b)(2), (b)(3) and (b)(4) of Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in effecting any purchase of Ordinary Shares in the open market pursuant to this Repurchase Plan. The Company agrees not to take any action that would cause any purchase in the open market not to comply with Rule 10b-18, nor to attempt to influence when or whether purchases are made by the Counterparty.

6.

The Counterparty shall (including without limitation, by liaising with the transfer agent and registrar of the Company (the “Transfer Agent”)) procure that any Ordinary Share to be sold by the Counterparty to the Company is transmitted or delivered by DWAC or similar means of transmission so that such Ordinary Share is withdrawn from the facilities of the Depositary Trust Company (the “DTC System”) (in particular by removing any Ordinary Share deposited with the nominee of the DTC System, Cede & Co.) and the Company receives the Ordinary Share in record form (a “Record Share”).

7.

In accordance with Article I, Paragraph 6 and Exhibit A, the Counterparty shall sell, and the Company shall purchase, all such Record Shares. Such purchase(s) shall be (a) settled on the same day that the Counterparty acquires the shares upon the settlement of its purchase(s) pursuant to Article I, Paragraph 2 and; (b) on the same terms as the purchase(s) were effectuated by the Counterparty pursuant to Article I, Paragraph 2. Following such purchase and delivery, the Company shall be registered as the record holder of such Record Shares or such Record Shares shall otherwise be cancelled. The Company shall be responsible for any stamp duty that is due in respect of the purchase of Record Shares from the Counterparty. The Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Record Shares to the Company in accordance with the terms of this Repurchase Plan.

8.

The Company will pay for any Record Shares purchased by it in accordance with Article I, Paragraph 6 above by wiring funds to the bank account of the Counterparty or other designee by no later than the date of delivery of the Record Shares or such other date as may be agreed between the Company and the Counterparty. Any commission payable by the Company in respect of the delivery of Record Shares shall be set forth in Exhibit A, and shall be paid to the Counterparty by the Company on delivery of the Record Shares or such other date as may be agreed between the Company and the Counterparty. The relevant bank account details of the Counterparty or its designee shall be notified to the Company by the Counterparty in writing from time to time.

9.

Following the commencement of the Repurchase Period, this Repurchase Plan shall terminate on the earliest of: (i) the date an aggregate purchase amount of Ordinary Shares (exclusive of commissions) equal to the Total Repurchase Amount (as defined in Exhibit A) have been purchased pursuant to this Repurchase Plan; (ii) the date that any person publicly announces a tender or exchange offer with respect to the Ordinary Shares; (iii) the date of public announcement of a merger, acquisition, reorganization, recapitalization or comparable transaction affecting the Company as a result of which either (A) the Ordinary Shares are to be exchanged or converted into other securities or property or (B) the alternate volume calculations set forth in Rule 10b-18(a)(13) have become effective; (iv) the date on which Counterparty receives notice of the intended or actual commencement of any proceedings in respect of or triggered by the Company’s bankruptcy, insolvency or similar proceeding; (v) the date on which any event of termination described herein shall occur; (vi) promptly after the receipt of written notice of termination signed by an officer of the Company and confirmed by telephone (provided that (A) any such termination shall not cause purchases previously effected pursuant to this Repurchase Plan to fail to be entitled to the benefits of Rule 10b5-1(c) and (B) any such termination notice shall not indicate the reasons for the termination or contain any material non-public information); or (vii) the date on which the Repurchase Period ends as set out in Exhibit A.

Upon termination of this Repurchase Plan, the Counterparty shall immediately suspend executing purchases pursuant to the Repurchase Plan.

2020 PROXY STATEMENT E-2

RULE 10B5-1 REPURCHASE PLAN

10.

It is the intent of the Company and the Counterparty that the Repurchase Plan comply with the requirements of Rule 10b5-1(c)(1)(i)(B) and Rule 10b-18 under the Exchange Act, and this Repurchase Plan shall be interpreted to comply with the requirements thereof.

11.

The Counterparty agrees to purchase Ordinary Shares in accordance with (i) Rules 10b-18(b)(2) and 10b-18(c)(1) of the Exchange Act (“Time of Purchases”), (ii) Rule 10b-18(b)(3) of the Exchange Act (“Price of Purchases”) and (iii) the volume limitations of Rules 10b-18(b)(4) and 10b-18(c)(2) of the Exchange Act.

12.	If the Counterparty must suspend purchases of Ordinary Shares under the Repurchase Plan on a particular day for any of the following reasons (any such reason, a “Blackout”):

(a)	the Ordinary Shares are not trading in the regular way on the New York Stock Exchange (the “Exchange”);

(b)	trading of the Ordinary Shares on the Exchange is suspended for any reason;

(c)

the Counterparty cannot effect a purchase of Ordinary Shares due to legal, regulatory or contractual restrictions applicable to it (including without limitation, Regulation M, Rule 10b-5 or Rule 10b-18 of the Exchange Act) or a restriction under the terms of any contract applicable to the Counterparty;

(d)	the Counterparty, in its sole discretion, deems such purchase to be inadvisable as a result of a disruption in the financial markets, or in the market activity in the Ordinary Shares; or

(e)	the Counterparty has received a Suspension Notice (as defined in Article I, Paragraph 13 below) from the Company in accordance with Article I, Paragraph 13 below,

then the Counterparty will resume purchases in accordance with this Repurchase Plan on the next day specified in the Repurchase Plan if practicable (or as soon as otherwise practicable) after the condition causing the suspension of purchases has been resolved or, in the event of a suspension caused by the receipt of a Suspension Notice from the Company, receipt of notice from the Company requesting that the Counterparty resumes purchases pursuant to this Repurchase Plan. Any purchases that would have been executed in accordance with the terms of this Repurchase Plan but are not executed due to the existence of a Blackout shall be deemed to be cancelled and shall not be effected pursuant to this Repurchase Plan.

13.

The Counterparty agrees that if the Company enters into a transaction that results, in the Company’s good faith determination, in the imposition of trading restrictions on the Company, and if the Company shall provide the Counterparty prior notice (a “Suspension Notice”), then Counterparty will cease effecting purchases under this Repurchase Plan until notified by the Company that such restrictions have terminated. Any Suspension Notice shall be delivered pursuant to Article III, Paragraph 1 and shall indicate the anticipated duration of the suspension, but shall not include any other information about the nature of such suspension or its applicability to the Company and shall not in any way communicate any material non-public information about the Company or its securities to the Counterparty.

14.

The number of Ordinary Shares, together with other share amounts and prices, if applicable, as set forth in Exhibit A, shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split or stock dividend with respect to the Ordinary Shares or any change in capitalization with respect to the Company that occurs during the term of this Repurchase Plan.

15.

Except as otherwise expressly set forth in this Repurchase Plan, the Company acknowledges and agrees that it does not have authority, influence or control over any purchase executed by the Counterparty pursuant to this Repurchase Plan, and the Company will not attempt to exercise any authority, influence or control over such purchases. The Counterparty agrees not to seek advice from the Company with respect to the manner in which it executes purchases under this Repurchase Plan. The Company agrees that it shall not, directly or indirectly, communicate any information relating either to the Ordinary Shares or to the Company to any member of Counterparty’s securities division at any time during the term of this Repurchase Plan. The Company shall be solely responsible for complying with all reporting or filing requirements, or with any laws not mentioned herein, that may apply to purchases under this Repurchase Plan.

2020 PROXY STATEMENT E-3

RULE 10B5-1 REPURCHASE PLAN

16.

The Company agrees that, in the absence of bad faith, gross negligence or willful misconduct, Counterparty and its affiliates and their directors, officers, employees and agents (collectively, “Broker Persons”) shall not have any liability whatsoever to the Company for any action taken or omitted to be taken in connection with this Repurchase Plan or the making of any purchase hereunder. The Company further agrees to hold each Broker Person free and harmless from any and all losses, damages, liabilities or expenses (including reasonable attorneys’ fees and costs) incurred or sustained by such Broker Person in connection with or arising out of any suit, action or proceeding relating to this Repurchase Plan (each an “Action”) and to reimburse each Broker Person for such Broker Person’s expenses, as they are incurred, in connection with any Action, unless such loss, damage, liability or expense is determined in a non-appealable order of a court of competent jurisdiction to be solely the result of such Broker Person’s bad faith, gross negligence or willful misconduct. This paragraph shall survive termination of this Repurchase Plan.

II.         Representations and Warranties

1.

The Counterparty represents that it has established reasonable policies and procedures to ensure that its agents and representatives responsible for executing purchases of Ordinary Shares pursuant to this Repurchase Plan will not violate the insider trading laws and will comply with the requirements of Rule 10b-18 and Rule 10b5-1(c)(2) of the Exchange Act.

2.

The Counterparty hereby represents and warrants that it will be in compliance with all laws and regulations pursuant to this Repurchase Plan in purchasing Ordinary Shares pursuant to this Repurchase Plan.

3.	The Company represents that, as of the date hereof:

(a)	the Board of Directors of the Company has authorized the repurchase of the Ordinary Shares;

(b)	the Company publicly announced its authorization to effect repurchases of Ordinary Shares in a press release;

(c)

as of the date hereof, the Company is not aware of material non-public information concerning the Company and is entering into this Repurchase Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1;

(d)

the Company will not, during the period this Repurchase Plan is in effect, enter into any comparable agreement with any other broker if the period of such comparable agreement shall overlap with the period of this Repurchase Plan;

(e)	purchases of Ordinary Shares pursuant to this Repurchase Plan are not prohibited or restricted by any legal, regulatory or contractual restriction or undertaking binding on the Company; and

(f)	the Company shall immediately notify Counterparty if any of the statements contained in paragraphs 3(d) or 3(e) above become inaccurate prior to the termination of this Repurchase Plan.

III.         General

1.	All notices given by the parties under this Repurchase Plan shall be given by fax, email, certified mail or overnight courier as specified below:

(a)	If to the Counterparty:

Address:
Attention:
Email address:
Fax:

or such other address, email address and/or fax number (as applicable) notified in writing to the Company by the Counterparty.

2020 PROXY STATEMENT E-4

RULE 10B5-1 REPURCHASE PLAN

(b)	If to the Company:

Address:
Attention:
Email address:
Fax:

or such other address, email address and/or fax number (as applicable) notified in writing to the Counterparty by the Company.

Any notice shall be deemed given on the date received by the recipient pursuant to this Paragraph or, if received after 4:00 PM New York City time on a Trading Day (as defined in Exhibit A) or on a non-Trading Day, on the next Trading Day.

2.

The Counterparty shall provide information regarding purchases of Ordinary Shares daily to the Company by phone or email followed by trade details via fax, email, or such other methods as are agreed between the Company and the Counterparty. The Counterparty also shall email a trade confirmation to the Company on each trade date and provide summaries of trades on a daily basis via email as provided in Paragraph 1 of this Article. Names, phone numbers and email addresses for Company contacts may be changed by the Company by written notice to the Counterparty in accordance with Paragraph 1 of this Article. Other reports or information shall be provided at such times and with such frequency as are agreed between the Company and the Counterparty. The Counterparty and the Company each acknowledges and agrees that:

(a)

Prior to an acquisition by the Company pursuant to Article I, Paragraph 6, the Company shall not acquire, nor have any legal or beneficial interest in, any Ordinary Shares purchased by Counterparty pursuant to this Repurchase Plan;

(b)

Nothing in this Repurchase Plan is or shall constitute a party acting as the agent of the other for any purpose. Neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other; and

(c)

The Counterparty shall act as principal in respect of its acquisition of Ordinary Shares and shall effect purchases of Ordinary Shares hereunder in “riskless principal transactions” as defined in Rule 10b-18(a)(12) of the Exchange Act.

3.

This Repurchase Plan will be governed by and construed in accordance with the internal laws of the State of New York and may be modified or amended only by written agreement signed by the parties hereto and provided that any such modification or amendment shall only be permitted at a time when the Company is not aware of material non-public information concerning the Company or its securities. In the event of a modification or amendment to this Repurchase Plan, no purchases shall be effected during the ten business days immediately following such modification or amendment (other than purchases already provided for in this Repurchase Plan prior to modification or amendment). For the avoidance of doubt, the foregoing requirements applicable to modifications and amendments shall not apply to a termination of this Repurchase Plan.

4.	This Repurchase Plan may not be assigned by any party without the prior written consent of the other party.

5.	This Repurchase Plan is binding upon, and inures to the benefit of, the parties and their respective permitted successors and assigns.

6.	This Repurchase Plan may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

7.

If any provision of this Repurchase Plan is or becomes inconsistent with any applicable present or future law, rule or regulation, that provision will be deemed modified or, if necessary, rescinded in order to comply with the relevant law, rule or regulation. Without limiting the foregoing, any reference herein to a specific Rule under the Exchange Act shall be deemed to reference any successor Rule if applicable. All other provisions of this Repurchase Plan will continue and remain in full force and effect.

2020 PROXY STATEMENT E-5

RULE 10B5-1 REPURCHASE PLAN

8.

This Repurchase Plan may be terminated by either party at any time, and with immediate effect, upon written notice from one party to the other by overnight mail, email or facsimile, at the addresses or fax numbers previously notified by the other party.

9.

The Counterparty agrees to maintain the confidentiality of this Repurchase Plan, including the terms of Exhibit A hereof, except that this Repurchase Plan may be disclosed (a) to its affiliates and its or its affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisers (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Repurchase Plan and instructed to keep such Repurchase Plan confidential), (b) to the extent requested by any regulatory authority or self-regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Repurchase Plan, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Repurchase Plan or the enforcement of rights hereunder, (f) with the consent of the Company or (g) to the extent such information (i) becomes publicly available other than as a result of a breach of this Paragraph, or (ii) becomes available to the Counterparty from a source other than the Company that does not owe an obligation of confidentiality to the Company.

IN WITNESS WHEREOF, the parties hereto have executed this Repurchase Plan as of the date first written above.

NIELSEN HOLDINGS PLC (the “Company”)

By:
Name:
Title:

[•] (the “Counterparty”)

By:
Name:
Title:

2020 PROXY STATEMENT E-6

RULE 10B5-1 REPURCHASE PLAN

EXHIBIT A

The Counterparty and the Company shall hereby agree that the following terms shall have the following meanings:

“Limit Price” shall mean a per share price of the lesser of $ [            ] and 110% of the fair market value of the Ordinary Shares on the Exchange or such other exchange on which the Ordinary Shares are principally listed from time to time, in each case calculated at the time that the purchase is made.

“Maximum Amount” shall mean the maximum purchase amount in a single Trading Day and shall mean $ [            ] (which amount may be increased or decreased by the Counterparty in its sole discretion by an additional 15% for any given Trading Day).

“Repurchase Cap” shall mean 20% of the total issued ordinary shares of the Company as at 5:00 pm (New York time) on May 12, 2020 as adjusted on a proportionate basis to take into account any consolidation or division of shares from time to time.

“Repurchase Period” shall mean the period commencing on [             ], 2020 and terminating at close of business [            ], 20[    ].

“Total Repurchase Amount” is the maximum aggregate purchase amount in the Repurchase Period and shall mean $ [            ].

“Trading Day” shall mean each day during the Repurchase Period on which the Exchange or such other exchange on which the Ordinary Shares are principally listed from time to time is open for trading and the Ordinary Shares trade in the regular way.

Commission paid under this Repurchase Plan shall equal $ [            ] per Record Share sold to the Company.

2020 PROXY STATEMENT E-7

APPROVED COUNTERPARTIES

The Company may only enter into Share Repurchase Agreements with the following counterparties (or their subsidiaries or affiliates from time to time):

Bank of America Corporation

BMO Financial Group

BNP Paribas Securities Corp.

Bank of Tokyo-Mitsubishi UFJ, Ltd.

CIBC World Markets Corp.

Citibank Global Markets Inc.

Credit Suisse Securities (USA) LLC

Deutsche Bank Securities Inc.

Fifth Third Securities, Inc.

Goldman, Sachs & Co.

HSBC Securities (USA) Inc.

J.P. Morgan Securities LLC

Loop Capital Markets LLC

Mizuho Securities USA Inc.

Morgan Stanley & Co., LLC

Northern Trust Securities

RBC Capital Markets, LLC

SMBC Nikko Securities America, Inc.

TD Securities (USA) LLC

The Williams Capital Group, L.P.

Wells Fargo Securities, LLC

2020 PROXY STATEMENT F-1

Copyright © 2020 The Nielsen Company. All rights reserved.

NIELSEN HOLDINGS PLC 40 DANBURY ROAD WILTON, CT 06897-4445	VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or from a mobile phone scan the QR code above.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. (Eastern Time) on May 11, 2020 (May 7, 2020 for 401(k) plan shareholders). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/NLSN2020
You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. (Eastern Time) on May 11, 2020 (May 7, 2020 for 401(k) plan shareholders). Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your vote must be received by 9:00 a.m. (Eastern Time) on May 8, 2020 (May 7, 2020 for 401(k) plan shareholders).

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by the Company in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E91413-P34066                     KEEP THIS PORTION FOR YOUR RECORDS

 — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —  — — —— — — — —  — — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

NIELSEN HOLDINGS PLC
Our Board of Directors recommends that you vote “FOR” each director nominee listed below and “FOR” each of Proposals 2 through 9 listed below.

1.	Election of directors:		For	Against	Abstain

	1a.	James A. Attwood, Jr.	☐	☐	☐

	1b.	Thomas H. Castro	☐	☐	☐

	1c.	Guerrino De Luca	☐	☐	☐

	1d.	Karen M. Hoguet	☐	☐	☐

	1e.	David Kenny	☐	☐	☐

	1f.	Harish Manwani	☐	☐	☐

	1g.	Janice Marinelli Mazza	☐	☐	☐

	1h.	Robert C. Pozen	☐	☐	☐

	1i.	David Rawlinson	☐	☐	☐

	1j.	Nancy Tellem	☐	☐	☐

	1k.	Javier G. Teruel	☐	☐	☐

	1l.	Lauren Zalaznick	☐	☐	☐

		For	Against	Abstain
2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2020.	☐	☐	☐

3.	To reappoint Ernst & Young LLP as our UK statutory auditor to audit our UK statutory annual accounts for the year ending December 31, 2020.	☐	☐	☐

4.	To authorize the Audit Committee to determine the compensation of our UK statutory auditor.	☐	☐	☐

5.	To approve on a non-binding, advisory basis the compensation of our named executive officers as disclosed in the proxy statement.	☐	☐	☐

6.	To approve on a non-binding, advisory basis the Directors’ Compensation Report for the year ended December 31, 2019.	☐	☐	☐

7.	To authorize the Board of Directors to allot equity securities.	☐	☐	☐

8.	To approve the Board of Directors to allot equity securities without rights of pre-emption.	☐	☐	☐

9.	To approve of forms of share repurchase contracts and repurchase counterparties.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

		Yes	No
Please indicate if you plan to attend the meeting.		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

NIELSEN HOLDINGS PLC

2020 Annual General Meeting of Shareholders

May 12, 2020

9:00 a.m. (Eastern Time)

75 Second Avenue #330

Needham, MA 02494

or to attend the meeting live via the Internet, please visit

www.virtualshareholdermeeting.com/NLSN2020

ADMISSION TICKET

You should present this admission ticket in order to gain admittance to the meeting. This ticket admits only the shareholder(s) listed on the reverse side and is not transferable. Each shareholder may be asked to present valid picture identification, such as a driver’s license. Cameras, videotaping equipment and other recording devices and large packages, banners, placards and signs will not be permitted at the meeting.

If you submit your proxy by telephone or Internet, do not return your proxy card.

Thank you for your proxy submission.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:

The Notice and Proxy Statement, the US Annual Report and the UK Annual Report are available at www.proxyvote.com. You will need the 16-digit control number included on this proxy card in order to access the proxy materials on www.proxyvote.com.

 —  — — —  — — —  — — —  — — —  — — —  — — —  — — —  — — —  — — —  — — —  — — —  — — —  — — —  — — —  — — —   — — —— —  — — —   — —  — — —  — — —  — —

E91414-P34066

NIELSEN HOLDINGS PLC

Annual General Meeting of Shareholders

May 12, 2020 9:00 a.m. (Eastern Time)

This proxy is solicited on behalf of the Board of Directors

The undersigned shareholder(s) of Nielsen Holdings plc hereby: revoke(s) all proxies heretofore given by the signer(s) to vote at the Annual General Meeting of Shareholders and any adjournments or postponements thereof; acknowledges receipt of the Notice of the Annual General Meeting of Shareholders of Nielsen Holdings plc and related Proxy Statement, dated April 1, 2020; and appoint(s) David Kenny, Linda Zukauckas, George D. Callard and Emily Epstein, and each of them, as the undersigned’s true and lawful proxies, each with the power to appoint his or her substitute(s), and hereby authorize(s) them to represent and to vote all of the shares of Nielsen Holdings plc that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 9:00 a.m. (Eastern Time) on May 12, 2020, and at any adjournment or postponement thereof, upon all subjects that may properly come before such meeting, including the matters described in the proxy statement furnished with this proxy card, subject to the directions indicated on the reverse side of this card, with all the power the undersigned would possess if personally present.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S) ON THE REVERSE SIDE OF THIS PROXY CARD. IF THE PROXY CARD IS SIGNED BUT NO DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1, “FOR” PROPOSALS 2 THROUGH 9 AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE